1933 Act File No. __________

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No.	[ ]

LORD ABBETT INVESTMENT TRUST

(Exact Name of Registrant as Specified in Charter)

(800) 201-6984

(Area Code and Telephone Number)

90 Hudson Street

Jersey City, New Jersey 07302-3973

(Address of Principal Executive offices

Number, Street, City,

State, Zip Code)

Brooke A. Fapohunda, Vice President and Assistant Secretary

90 Hudson Street

Jersey City, New Jersey 07302-3973

(Address of Principal Executive Offices

Number, Street, City,

State, Zip Code)

Approximate Date of Proposed Public Offering: As soon as practicable after this Registration Statement becomes effective.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

Title of Securities Being Registered: Shares of beneficial interest.

It is proposed that this filing will become effective on April 27, 2018, pursuant to Rule 488.

Lord Abbett Multi-Asset Focused Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Dear Shareholder,

You are invited to vote on an important proposal regarding your investment. We are asking you to consider a proposal to merge Lord Abbett Multi-Asset Focused Growth Fund (“Multi-Asset Focused Growth”) into Lord Abbett Multi-Asset Growth Fund (“Multi-Asset Growth”). Lord, Abbett & Co. LLC (“Lord Abbett”), the Funds’ investment adviser, believes shareholders of Multi-Asset Focused Growth may benefit from lower expenses and greater portfolio diversification that may be achieved by combining two similar, though not identical, products into a single Fund. If shareholders approve this reorganization, you will become a shareholder of Multi-Asset Growth, and you will receive shares of Multi-Asset Growth of the same aggregate net asset value as the Multi-Asset Focused Growth shares you hold at the time the transaction takes place. In addition, Lord Abbett is requesting that you ratify the appointment of Deloitte & Touche LLP as Multi-Asset Focused Growth’s independent registered public accounting firm for the current fiscal year.

The Board of Trustees believes these proposals are in the best interests of Fund shareholders, and unanimously recommends that you vote “FOR” the proposals.

The enclosed materials explain these proposals in more detail, and we encourage you to review them carefully. Your vote matters. Even if you plan to attend the meeting, please vote promptly via the Internet, by telephone, or by mail. Your prompt vote will help save the Funds the costs of further proxy solicitation. If you do not vote, you may be called by Computershare, the Fund’s proxy solicitor, to vote your shares. We must receive your vote before 9:00 a.m. on June 28, 2018 in order to count your vote if you are not voting in person.

•	Internet: Please use the website and control number provided on your proxy card.

•	Telephone: Please use the telephone number and control number provided on your proxy card.

•	Mail: Please sign and date your proxy card and return it to the address shown on the card.

•	In Person: At a special meeting of shareholders to be held at 9:00 a.m. on June 28, 2018, at 90 Hudson Street, Jersey City, NJ 07302.

Please vote now. Your vote matters.

Thank you for investing in the Lord Abbett Family of Funds. If you have any questions or need assistance in voting, please contact your financial advisor or call 866-525-2664.

Sincerely,

Douglas B. Sieg President, Chief Executive Officer, and Trustee

Lord Abbett Multi-Asset Focused Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

QUESTIONS AND ANSWERS

Your vote matters.

Below are answers to some commonly asked questions that are intended to help you understand the proposals on which shareholders of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”) are being asked to vote. These proposals are described in more detail in the Combined Prospectus/Proxy Statement, which you should read carefully. If you have a question or need assistance in voting, please call 866-525-2664.

Background

As discussed more fully below, you are being asked to vote on a proposal to merge Target Fund into Lord Abbett Multi-Asset Growth Fund, another series of Lord Abbett Investment Trust (“Acquiring Fund,” and, together with Target Fund, the “Funds,” and, following the reorganization, the “Combined Fund”) (the “Reorganization”) (“Proposal 1”). You also are being asked to ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm (“Proposal 2”), as explained below.

Why did Lord Abbett propose the Reorganization?

Lord Abbett believes that Target Fund’s shareholders will benefit from lower expected total annual operating expenses (for example, with an estimated 10% decrease in total annual operating expenses for Class A shares) and potential increased portfolio diversification due to Acquiring Fund’s greater target allocation to fixed income investments.

How does the Board recommend that I vote?

After careful consideration, the Funds’ Board of Trustees (the “Board”), including the Trustees who are not “interested persons” of the Funds (meaning they are independent from the Funds and their investment adviser, Lord, Abbett & Co. LLC (“Lord Abbett”)) has determined that the Reorganization is in the best interest of Target Fund and that the interests of Target Fund’s shareholders will not be diluted as a result of the Reorganization. Therefore, the Board recommends that you vote

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“FOR” the Reorganization (Proposal 1). The Board considered that, among other things, shareholders of Target Fund may benefit from the following:

•

Lower Expenses. The total annual operating expenses for each share class of the Combined Fund are expected to be lower than those of the corresponding share classes of Target Fund. In addition, the larger net asset size of the Combined Fund may give rise to possible operating efficiencies and economies of scale because certain fixed costs, such as printing shareholder reports and proxy statements, legal expenses, audit fees, mailing costs, and other expenses, will be spread across a larger asset base, thereby potentially lowering the total expense ratio borne by shareholders of the Combined Fund.

•

Greater Portfolio Diversification. Shareholders of Target Fund will remain invested in a fund-of-funds that seeks capital appreciation, with an additional investment objective of growth of income, while employing similar investment strategies as part of a larger fund with lower overall expenses. As compared with Target Fund, Acquiring Fund’s greater target allocation to fixed income potentially provides greater portfolio diversification with similar principal investment risks.

The specific reasons why the Board recommends that shareholders vote “FOR” Proposal 1 are discussed in more detail under “Summary of Reorganization Proposal” in the Combined Prospectus/Proxy Statement. The Board approved the Reorganization based on information available as of its February 28, 2018 meeting, which is subject to change.

Actual results of the Reorganization may differ from the expected results described in the Combined Prospectus/Proxy Statement. Material differences between the Funds’ investment objectives and strategies are discussed in “Investment Objectives, Principal Investment Strategies, and Principal Risks” in the Combined Prospectus/Proxy Statement.

The Board also recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as Target Fund’s independent auditors (Proposal 2).

Why am I being asked to vote?

Lord Abbett is seeking your vote at a special meeting of shareholders scheduled to be held on June 28, 2018 because you are, or were as of April 10, 2018 (the “Record Date”), a shareholder of Target Fund. The Board has approved the proposals described below and recommends that you vote “FOR” them.

What is Proposal 1?

You are being asked to approve a proposal to reorganize Target Fund into Acquiring Fund. After the Reorganization is completed, you will become a shareholder of Acquiring Fund and Target Fund will be terminated. The Funds have similar investment objectives, with Target Fund seeking capital appreciation and Acquiring Fund seeking long-term capital appreciation with the additional objective of growth of income. Both Funds are “funds-of-funds” that invest

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principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Both Funds invest, through the underlying funds, in equity, fixed income, and foreign securities, tactically allocating their assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities, and both Funds use a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. In addition to investing in the underlying funds, both Funds may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.

The material difference between the Funds’ investment strategies and policies is that Target Fund indirectly invests, through the underlying funds, primarily in equity securities, while Acquired Fund’s investments are typically more diversified between equity and fixed income securities. Target Fund’s target asset allocation ranges are 75-100% to equity securities, 0-25% to fixed income securities, and 0-35% to foreign securities. Acquiring Fund’s target asset allocation ranges are 35-85% to equity securities, 15-65% to fixed income securities, and 0-30% to foreign securities.

The Combined Prospectus/Proxy Statement provides more information about Acquiring Fund and the Reorganization, including a comparative discussion of the Funds’ investment strategies and their attendant risks. It is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund.

How do the Funds’ present sizes compare?

As of February 28, 2018, Target Fund had approximately $226 million in total net assets and Acquiring Fund had approximately $979 million in total net assets.

How do the Funds’ expense structures compare?

It is expected that you will pay lower overall costs after the Reorganization as a shareholder of the Combined Fund than you currently pay as a shareholder of Target Fund. Specifically, as compared with Target Fund, the Combined Fund is projected to have lower other (i.e., non-management) expenses and lower total annual operating expenses. The Combined Fund’s expense structure will be the same as Acquiring Fund’s expense structure, including the contractual management fee rate shown in the comparison below. The specific components of Target Fund’s and the Combined Fund’s operating expenses compare as follows:

•	the Funds’ contractual management fee rates are the same (0.10% of average daily net assets);

•	the Funds’ Rule 12b-1 fees applicable to a particular share class are the same;

•

based on Acquiring Fund’s and Target’s Fund expenses as of the Funds’ most recently completed fiscal year, the Combined Fund’s other (i.e., non-management) expenses (0.18% for all classes except Classes F3 and R6 and 0.09% for Classes F3 and R6) are estimated to be lower than those of Target Fund (0.31% for all classes except Classes F3 and R6 and 0.20% for Classes F3 and R6);

Q + A - 3

•

based on Acquiring Fund’s and Target Fund’s acquired fund fees and expenses for the most recently completed fiscal year, the Combined Fund’s acquired fund fees and expenses, as of November 30, 2017, are estimated to be 0.70%, a decrease of 0.01% from those of Target Fund; and

•	total annual operating expenses are estimated to be lower for the Combined Fund than they were for Target Fund as of its most recent fiscal year end as illustrated in the table below.

Total Annual Operating Expenses

	Class A	Class B	Class C	Class F	Class F3	Class I	Class P
Target Fund	1.37%	2.12%	2.12%	1.22%	1.01%	1.12%	1.57%
Pro Forma Combined Fund	1.23%	1.98%	1.98%	1.08%	0.89%	0.98%	1.43%

	Class R2	Class R3	Class R4	Class R5	Class R6	Class T
Target Fund	1.72%	1.62%	1.37%	1.12%	1.01%	1.37%
Pro Forma Combined Fund	1.58%	1.48%	1.23%	0.98%	0.89%	1.23%

Will the value of my investment change as a result of the Reorganization?

No. Although the aggregate value of your investment will not change as a result of the Reorganization, the number of shares you own likely will change. The reason for this potential change is that your Target Fund shares will be exchanged for Acquiring Fund shares at the net asset value per share of Acquiring Fund, which likely will differ from the net asset value per share of Target Fund.

What are the expected U.S. federal income tax consequences of the Reorganization?

The Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes. Target Fund may dispose of certain portfolio holdings as part of a portfolio repositioning in connection with the Reorganization, which will involve taxable events for Target Fund shareholders who hold their shares in a taxable account. The material tax consequences of the Reorganization and pre-Reorganization portfolio repositioning are summarized below.

•

The Reorganization. The Reorganization is expected to qualify as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, Target Fund and Target Fund shareholders will not recognize any gain or loss as a direct result of the Reorganization, and the tax basis and holding period of a shareholder’s Target Fund shares will carry over to the shares of Acquiring Fund the shareholder receives in the Reorganization.

•

Portfolio Repositioning. Despite the expected tax-free nature of the Reorganization itself, Target Fund may dispose of certain portfolio holdings as part of a portfolio repositioning before in connection with the Reorganization, and such transactions are expected to generate capital

Q + A - 4

gains. Any capital gains recognized in these transactions on a net basis, after reduction by any available losses, will be distributed to Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover prior to consummation of the Reorganization that were not previously distributed and after reduction by any available losses. Consequently, Target Fund shareholders may well receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. The amount of capital gain or ordinary dividend distributions will be affected by the extent to which Target Fund repositions its portfolio and the extent to which the Fund realizes gains from the sale of portfolio securities. The tax implications of such distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder.

Will I pay any sales charges or similar transaction fees in connection with the Reorganization?

No sales charges or other similar transaction fees will be charged in connection with the Reorganization. However, any investment or redemption not in connection with the Reorganization would be subject to any applicable sales charges.

When would the Reorganization take place?

If Target Fund shareholders approve the Reorganization, the transaction is expected to be completed as soon as practicable after the shareholder meeting scheduled to be held on June 28, 2018.

Who will manage the portfolio of the Combined Fund following the Reorganization?

Giulio Martini leads each Fund’s investment team, and is supported by Robert A. Lee, Jeffrey O. Herzog, and David B. Ritt. The same team will manage the Combined Fund following the Reorganization.

Who will pay the costs associated with the Reorganization?

Target Fund will be responsible for and directly pay its ratable portion of the total Reorganization expenses, determined based on each Fund’s average net assets for the fiscal year ended November 30, 2017. Lord Abbett will be responsible for and pay Acquiring Fund’s ratable portion of the expenses incurred in connection with the Reorganization. Such expenses include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing,

Q + A - 5

printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $350,000. Target Fund’s ratable portion of these expenses is estimated to be approximately $65,000, but the actual amount may be higher or lower. Transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund.

What if shareholders do not approve the Reorganization?

If Target Fund shareholders do not approve the Reorganization, even after any adjournments or postponements of the meeting, the Reorganization will not be implemented, and the Board and Lord Abbett will consider other strategic alternatives for Target Fund, possibly including its liquidation.

What is Proposal 2?

You are being asked to approve a proposal to ratify the appointment of Deloitte & Touche LLP (“Deloitte”) to continue to serve as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018. If shareholders approve the Reorganization, Deloitte will serve as Target Fund’s independent registered public accounting firm until Target Fund is reorganized into Acquiring Fund, and will continue in that capacity with respect to Acquiring Fund after the Reorganization. The Audit Committee of the Board has approved Deloitte’s appointment. The Board, upon the recommendation of the Audit Committee, unanimously recommends that Target Fund’s shareholders ratify Deloitte’s appointment. The Combined Prospectus/Proxy Statement provides more information about Proposal 2, including fees received by Deloitte for services rendered to Target Fund and Lord Abbett.

Why does the Board recommend that I vote “FOR” Proposal 2?

The Audit Committee has selected Deloitte as Target Fund’s independent registered public accounting firm to audit the Fund’s financial statements for the fiscal year ending November 30, 2018 and provide other non-audit services. Deloitte has served as Target Fund’s independent public accountants since Target Fund’s 2006 inception. Services provided to Target Fund by Deloitte during the Fund’s 2017 fiscal year included the audit of the Fund’s financial statements included in its annual report to shareholders, review of information included in the annual report, services related to filings with the U.S. Securities and Exchange Commission, consultations on various accounting and reporting matters, and non-audit-related tax services.

What is Computershare?

Computershare Fund Services (“Computershare”) is the proxy solicitation firm that will contact shareholders and record their votes. Computershare is not affiliated with either Fund or Lord Abbett. Shareholders who do not vote early using one of the methods described below may receive telephone calls, emails, or follow-up mailings from Computershare asking them to vote so that the meeting will not need to be postponed.

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How many votes am I entitled to cast?

You are entitled to one vote for each full share and a proportionate fractional vote for each fractional share you own of Target Fund on the Record Date (April 10, 2018). Only shareholders of Target Fund as of the Record Date may vote.

How do I submit my vote?

You may vote in any of the following four ways:

Internet:	Please use the website and control number provided on your proxy card.
Telephone:	Please use the telephone number and control number provided on your proxy card.
Mail:	Please sign and date your proxy card and return it to the address shown on the card.
In Person:	At the shareholder meeting at 9:00 a.m. on June 28, 2018, at 90 Hudson Street, Jersey City, NJ 07302.

Even if you plan to attend the meeting, we encourage you to vote early using one of the methods discussed above. Please see the Combined Prospectus/Proxy Statement for instructions on how to vote at the meeting if you hold shares through a financial intermediary in its name for your benefit.

Please vote now. Your prompt vote can help reduce the need for further proxy solicitation. Your vote is important, regardless of how many shares you own. Please read the Combined Prospectus/Proxy Statement and vote your shares. If you have a question or need assistance in voting, please call 866-525-2664.

Thank you for investing in the Lord Abbett Family of Funds.

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Lord Abbett Multi-Asset Focused Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To be Held on June 28, 2018

NOTICE IS HEREBY GIVEN of a Special Meeting (the “Meeting”) of the Shareholders of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”). The Meeting will be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, New Jersey, on June 28, 2018 at 9:00 a.m. for the purpose of considering the following proposals:

(1)

To approve an Agreement and Plan of Reorganization adopted by Lord Abbett Investment Trust (“Investment Trust”), on behalf of its series, Target Fund, and its series, Lord Abbett Multi-Asset Growth Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”), providing for the reorganization of Target Fund with and into Acquiring Fund as described in the Combined Prospectus/Proxy Statement; and

(2)	To ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018.

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

The Board has fixed the close of business on April 10, 2018 as the record date for determination of shareholders of Target Fund entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof. Shareholders are entitled to one vote for each full share held and a proportionate vote for each fractional share held.

Your vote matters regardless of how many shares you hold. Your prompt vote can help reduce the need for further proxy solicitation. You may vote via the internet, by telephone, by signing and returning your proxy card, or by attending the Meeting in person, as described in the attached Combined Prospectus/Proxy Statement.

By order of the Board

Lawrence H. Kaplan
May 11, 2018	Vice President and Secretary

Combined Prospectus/Proxy Statement

Dated May 11, 2018

Lord Abbett Multi-Asset Focused Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

Lord Abbett Multi-Asset Growth Fund
(a series of Lord Abbett Investment Trust)

90 Hudson Street
Jersey City, New Jersey 07302-3973
888-522-2388

This Combined Prospectus/Proxy Statement relates to the proposed Reorganization (defined below) of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”), a series of Lord Abbett Investment Trust, a registered open-end management investment company (“Investment Trust”), into Lord Abbett Multi-Asset Growth Fund, another series of Investment Trust (“Acquiring Fund” and, together with Target Fund, the “Funds”). Lord, Abbett & Co. LLC (“Lord Abbett”) anticipates that the proposed Reorganization may achieve cost savings and operating efficiencies by combining funds with similar, though not identical, investment strategies into a single larger fund. The Board of Trustees of Investment Trust (the “Board”), on behalf of each of Target Fund and Acquiring Fund, has determined unanimously, following Lord Abbett’s recommendation, that the Reorganization would be in the best interests of each Fund and its shareholders.

This Combined Prospectus/Proxy Statement is both a Prospectus for Acquiring Fund and a Proxy Statement for Target Fund. It concisely sets forth the information that a Target Fund shareholder should know about the Reorganization and Acquiring Fund before voting. Shareholders should read it and retain it for future reference. The section titled “Information from Acquiring Fund’s April 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement includes additional information about Acquiring Fund that a Target Fund shareholder should know before becoming an investor in Acquiring Fund. Attached as Exhibit A to this Combined Prospectus/Proxy Statement is a copy of the form of Agreement and Plan of Reorganization (the “Plan”) that describes the terms of the Reorganization in greater detail.

In addition, this Combined Prospectus/Proxy Statement contains information about a proposal to ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018.

Your vote matters regardless of the size of your investment in Target Fund.
If you have a question or need assistance in voting, please call 866-525-2664.

Additional information about the Funds has been filed with the U.S. Securities and Exchange Commission (the “SEC”) and can be found in the following documents, which are incorporated by reference into this Combined Prospectus/Proxy Statement:

•	The Statement of Additional Information dated May 11, 2018 relating to this Combined Prospectus/Proxy Statement;

•	Target Fund’s Prospectus dated April 1, 2018, as supplemented;

•	The Statement of Additional Information dated April 1, 2018, as supplemented, relating to each Fund’s Prospectus dated April 1, 2018, as supplemented; and

•	Each Fund’s Annual Report for the fiscal year ended November 30, 2017.

These documents are available free of charge via Lord Abbett’s website at www.lordabbett.com, by calling 888-522-2388, or by writing to the Funds at 90 Hudson Street, Jersey City, NJ 07302-3973.

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940, as amended (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials, with the SEC.

The SEC has not approved or disapproved these securities or passed upon the adequacy of this Combined Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

SPECIAL MEETING OF SHAREHOLDERS
OF

Lord Abbett Multi-Asset Focused Growth Fund
(a series of Lord Abbett Investment Trust)

This Combined Prospectus/Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees (the “Board”) of Lord Abbett Investment Trust (“Investment Trust”), to be used at a special meeting of shareholders of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”), a series of Investment Trust, to be held at 9:00 a.m. on June 28, 2018, at the offices of Lord, Abbett & Co. LLC (“Lord Abbett”) at 90 Hudson Street, Jersey City, New Jersey, and at any adjournments or postponements thereof (the “Meeting”).

The Meeting is being held for the purpose of considering the following proposals:

(1)

To approve an Agreement and Plan of Reorganization adopted by Investment Trust, on behalf of Target Fund and its series, Lord Abbett Multi-Asset Growth Fund (“Acquiring Fund” and, together with Target Fund, the “Funds”), providing for: (a) the transfer of all of the assets of Target Fund to Acquiring Fund in exchange for shares of the corresponding class of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund; (b) the distribution of such shares to the shareholders of Target Fund; and (c) the termination of Target Fund (the “Reorganization”); and

(2)	To ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018.

In addition, Target Fund shareholders will be asked to vote on any other business properly presented at the Meeting and any adjournments or postponements of the Meeting.

Only shareholders of record of Target Fund as of the close of business on April 10, 2018 (the “Record Date”) will be entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. This Combined Prospectus/Proxy Statement and the enclosed proxy card initially are being mailed to shareholders on or about May 11, 2018.

A vote in favor of the Reorganization is a vote to become a shareholder of Acquiring Fund and terminate Target Fund. The votes of Acquiring Fund’s shareholders are not being solicited because their approval or consent is not necessary for the Reorganization to proceed. If shareholders do not approve the Reorganization, or if the Reorganization is not completed for any other reason, the Board of Target Fund will consider other strategic alternatives for Target Fund, possibly including its liquidation.

FEES AND EXPENSES

The tables below provide a summary comparison of the expenses of each class of shares of each Fund. Each Fund’s annual fund operating expenses are based on the Fund’s fees and expenses for the twelve-month period ended November 30, 2017. The estimated annual fund operating expenses of Acquiring Fund after giving effect to the proposed Reorganization (the “Combined Fund”) are shown on a pro forma basis as of November 30, 2017, as if the Reorganization had been completed on that date. The Combined Fund’s actual annual operating expenses after the Reorganization may be greater or less than those shown.

The Funds are subject to the same sales charges. You may qualify for sales charge discounts if you and certain members of your family invest, or agree to invest in the future, at least $100,000 in the Lord Abbett Family of Funds. More information about these and other sales charge discounts is available from your financial professional, in “Sales Charge Reductions and Waivers” on page 68 of this Combined Prospectus/Proxy Statement, Appendix A to “Information From Acquiring Fund’s April 1, 2018 Prospectus,” and “Purchases, Redemptions, Pricing, and Payments to Dealers” on page 9-1 of Part II of the Fund’s statement of additional information dated April 1, 2018 (“SAI”).

Class A

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.25%	2.25%	2.25%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None (2)	None (2)	None (2)
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.37%	1.23%	1.23%

Class B*

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	5.00%	5.00%	5.00%
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	1.00%	1.00%	1.00%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	2.12%	1.98%	1.98%

*

Class B shares were closed to new investments on October 1, 2007. Target Fund’s last outstanding Class B shares converted to Class A shares as of April 25, 2018. Thus, Class B shares will not participate in the Reorganization.

Class C

Fee Table	Target Fund		Acquiring Fund		Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None		None		None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	1.00	%(3)	1.00	%(3)	1.00	%(3)
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%		0.10%		0.10%
Distribution and Service (12b-1) Fees	1.00%		1.00%		1.00%
Other Expenses	0.31%		0.18%		0.18%
Acquired Fund Fees and Expenses	0.71%		0.70%		0.70%
Total Annual Fund Operating Expenses	2.12%		1.98%		1.98%

Class F

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.10%	0.10%	0.10%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.22%	1.08%	1.08%

Class F3

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.20%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.01%	0.89%	0.89%

Class I

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.12%	0.98%	0.98%

Class P

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.45%	0.45%	0.45%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.57%	1.43%	1.43%

Class R2

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.60%	0.60%	0.60%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.72%	1.58%	1.58%

Class R3

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.50%	0.50%	0.50%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.62%	1.48%	1.48%

Class R4

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.37%	1.23%	1.23%

Class R5

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.12%	0.98%	0.98%

Class R6

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	None	None	None
Other Expenses	0.20%	0.09%	0.09%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.01%	0.89%	0.89%

Class T

Fee Table	Target Fund	Acquiring Fund	Pro Forma Combined Fund
Shareholder Fees(1) (Fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	2.50%	2.50%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price or redemption proceeds, whichever is lower)	None	None	None
Annual Fund Operating Expenses (Expenses deducted from Fund assets) (as a % of average net assets)
Management Fees	0.10%	0.10%	0.10%
Distribution and Service (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.31%	0.18%	0.18%
Acquired Fund Fees and Expenses	0.71%	0.70%	0.70%
Total Annual Fund Operating Expenses	1.37%	1.23%	1.23%

(1)

A shareholder transacting in share classes without a front-end sales charge may be required to pay a commission to its financial intermediary. Please contact your financial intermediary for more information about whether such a commission may apply to your transaction.

(2)

A contingent deferred sales charge (“CDSC”) of 1.00% may be assessed on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of the purchase.

(3)	A CDSC of 1.00% may be assessed on Class C shares if they are redeemed before the first anniversary of their purchase.

Examples

The following examples are intended to help you compare the cost of investing in the relevant Fund with the cost of investing in other mutual funds. The example for each Fund assumes that you invest $10,000 in such Fund at the maximum sales charge, if any, for the time periods indicated. The examples also assume that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the relevant Fund’s operating expenses remain the same. The examples assume a deduction of the applicable contingent deferred sales charge (“CDSC”) for the one-year, three-year, and five-year periods for Class B shares and for the one-year period for Class C shares. Class B shares automatically convert to Class A shares after approximately eight years. The expense example for Class B shares for the ten-year period reflects the conversion to Class A shares. The first example assumes that you redeem all of your shares at the end of the periods. Although your actual costs may be higher or lower, based on these assumptions, your costs (including any applicable CDSC) would be as shown below. No sales charge will be imposed in connection with the Reorganization. The second example assumes that you do not redeem and instead keep your shares.

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A	$361	$649	$958	$1,834
Acquiring Fund Class A	$347	$607	$885	$1,680
Pro Forma Combined Class A	$347	$607	$885	$1,680
Target Fund Class B	$715	$964	$1,339	$2,261
Acquiring Fund Class B	$701	$921	$1,268	$2,113
Pro Forma Combined Class B	$701	$921	$1,268	$2,113
Target Fund Class C	$315	$664	$1,139	$2,452
Acquiring Fund Class C	$301	$621	$1,068	$2,306
Pro Forma Combined Class C	$301	$621	$1,068	$2,306
Target Fund Class F	$124	$387	$670	$1,477
Acquiring Fund Class F	$110	$343	$595	$1,317
Pro Forma Combined Class F	$110	$343	$595	$1,317
Target Fund Class F3	$103	$322	$558	$1,236
Acquiring Fund Class F3	$91	$284	$493	$1,096
Pro Forma Combined Class F3	$91	$284	$493	$1,096
Target Fund Class I	$114	$356	$617	$1,363
Acquiring Fund Class I	$100	$312	$542	$1,201
Pro Forma Combined Class I	$100	$312	$542	$1,201
Target Fund Class P	$160	$496	$855	$1,867
Acquiring Fund Class P	$146	$452	$782	$1,713
Pro Forma Combined Class P	$146	$452	$782	$1,713

If Shares Are Redeemed	1 year	3 years	5 years	10 years
Target Fund Class R2	$175	$542	$933	$2,030
Acquiring Fund Class R2	$161	$499	$860	$1,878
Pro Forma Combined Class R2	$161	$499	$860	$1,878
Target Fund Class R3	$165	$511	$881	$1,922
Acquiring Fund Class R3	$151	$468	$808	$1,768
Pro Forma Combined Class R3	$151	$468	$808	$1,768
Target Fund Class R4	$139	$434	$750	$1,646
Acquiring Fund Class R4	$125	$390	$676	$1,489
Pro Forma Combined Class R4	$125	$390	$676	$1,489
Target Fund Class R5	$114	$356	$617	$1,363
Acquiring Fund Class R5	$100	$312	$542	$1,201
Pro Forma Combined Class R5	$100	$312	$542	$1,201
Target Fund Class R6	$103	$322	$558	$1,236
Acquiring Fund Class R6	$91	$284	$493	$1,096
Pro Forma Combined Class R6	$91	$284	$493	$1,096
Target Fund Class T	$386	$673	$981	$1,855
Acquiring Fund Class T	$372	$631	$909	$1,701
Pro Forma Combined Class T	$372	$631	$909	$1,701

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Target Fund Class A	$361	$649	$958	$1,834
Acquiring Fund Class A	$347	$607	$885	$1,680
Pro Forma Combined Class A	$347	$607	$885	$1,680
Target Fund Class B	$215	$664	$1,139	$2,261
Acquiring Fund Class B	$201	$621	$1,068	$2,113
Pro Forma Combined Class B	$201	$621	$1,068	$2,113
Target Fund Class C	$215	$664	$1,139	$2,452
Acquiring Fund Class C	$201	$621	$1,068	$2,306
Pro Forma Combined Class C	$201	$621	$1,068	$2,306
Target Fund Class F	$124	$387	$670	$1,477
Acquiring Fund Class F	$110	$343	$595	$1,317
Pro Forma Combined Class F	$110	$343	$595	$1,317
Target Fund Class F3	$103	$322	$558	$1,236
Acquiring Fund Class F3	$91	$284	$493	$1,096
Pro Forma Combined Class F3	$91	$284	$493	$1,096
Target Fund Class I	$114	$356	$617	$1,363
Acquiring Fund Class I	$100	$312	$542	$1,201
Pro Forma Combined Class I	$100	$312	$542	$1,201
Target Fund Class P	$160	$496	$855	$1,867
Acquiring Fund Class P	$146	$452	$782	$1,713
Pro Forma Combined Class P	$146	$452	$782	$1,713

If Shares Are Not Redeemed	1 year	3 years	5 years	10 years
Target Fund Class R2	$175	$542	$933	$2,030
Acquiring Fund Class R2	$161	$499	$860	$1,878
Pro Forma Combined Class R2	$161	$499	$860	$1,878
Target Fund Class R3	$165	$511	$881	$1,922
Acquiring Fund Class R3	$151	$468	$808	$1,768
Pro Forma Combined Class R3	$151	$468	$808	$1,768
Target Fund Class R4	$139	$434	$750	$1,646
Acquiring Fund Class R4	$125	$390	$676	$1,489
Pro Forma Combined Class R4	$125	$390	$676	$1,489
Target Fund Class R5	$114	$356	$617	$1,363
Acquiring Fund Class R5	$100	$312	$542	$1,201
Pro Forma Combined Class R5	$100	$312	$542	$1,201
Target Fund Class R6	$103	$322	$558	$1,236
Acquiring Fund Class R6	$91	$284	$493	$1,096
Pro Forma Combined Class R6	$91	$284	$493	$1,096
Target Fund Class T	$386	$673	$981	$1,855
Acquiring Fund Class T	$372	$631	$909	$1,701
Pro Forma Combined Class T	$372	$631	$909	$1,701

Portfolio Turnover. Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the examples, affect each Fund’s performance. For the twelve-month period ended November 30, 2017, Target Fund’s portfolio turnover rate was 86% of the average value of its portfolio and Acquiring Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

SUMMARY OF REORGANIZATION PROPOSAL

This Combined Prospectus/Proxy Statement provides pertinent information about the Reorganization and Acquiring Fund that a Target Fund shareholder should consider before voting. The following summarizes certain information contained elsewhere in or incorporated by reference into this Combined Prospectus/Proxy Statement. More information about Acquiring Fund is included in the section titled “Information from Acquiring Fund’s April 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement. You should read the more complete information in the rest of this Combined Prospectus/Proxy Statement, as well as in Target Fund’s prospectus, the Funds’ SAI, and each Fund’s semi-annual and annual reports. You also should review the SAI relating to this Combined Prospectus/Proxy Statement. This Combined Prospectus/Proxy Statement is qualified in its entirety by reference to these documents. You should read the entire Combined Prospectus/Proxy Statement before voting.

Overview of the Proposed Reorganization

As you evaluate the Reorganization, please consider the information below. You should review this information carefully.

Investment Strategies and Portfolio Management

•

Following the Reorganization, the Combined Fund will be managed according to the investment objective and strategies of Acquiring Fund. Like Target Fund, Acquiring Fund is a “fund-of-funds” that pursues its investment objective by investing principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Through the underlying funds, Acquiring Fund indirectly invests in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities, tactically allocating its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. In addition to investing in the underlying funds, like Target Fund, Acquiring Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.

•

The material difference between the Funds’ investment strategies and policies is that Target Fund has greater latitude to invest in equity securities (with a target allocation of 75-100%) as compared to Acquiring Fund (which has a target allocation of 35-85%), while Acquiring Fund has greater latitude to invest in fixed income securities (with a target allocation of 15-65%) than Target Fund (which has a target allocation of 0-25%). Additionally, Acquiring Fund has slightly less latitude to invest in foreign securities (with a target allocation of 0-30%) as compared to Target Fund (which has a target allocation of 0-35%). Detailed information about Acquiring Fund’s investment objective, strategies, risks, policies, and restrictions is provided in the section titled “Information from Acquiring Fund’s April 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement.

•

As discussed more fully below, Target Fund’s portfolio repositioning may result in higher capital gain or ordinary dividend distributions to Target Fund shareholders and therefore result in higher taxes for shareholders who hold Target Fund shares in a taxable account.

Expense Structures

•

As discussed more fully below, we anticipate that Target Fund shareholders will pay lower overall expenses after the Reorganization. In reviewing the information below, you should refer to the fee table applicable to your particular share class under “Fees and Expenses” above. Your estimated expenses as an Acquiring Fund shareholder after the Reorganization are indicated in the “Pro Forma Combined Fund” column of the fee table.

•	Target Fund and Acquiring Fund have the same contractual management fee rate and are subject to the same share class-specific Rule 12b-1 fee rates.

•

Each class of shares of Acquiring Fund had lower total annual operating expenses than the corresponding class of shares of Target Fund during the Funds’ fiscal year ended November 30, 2017 because Acquiring Fund’s other (i.e., non-management) expenses (0.18% for all classes except Classes F3 and R6 and 0.09% for Classes F3 and R6) were lower than those of Target Fund (0.31% for all classes except Classes F3 and R6 and 0.20% for Classes F3 and R6) and Acquiring Fund’s acquired fund fees and expenses (0.70%) were slightly lower than those of Target Fund (0.71%). Because each Fund operates as a fund-of-funds, each Fund indirectly bears its proportionate share of “acquired fund fees and expenses,” or the fees and expenses of the underlying funds in which it invests.

•

The Funds’ shares are subject to the same sales charges, including a CDSC of 1.00% on certain Class A shares purchased or acquired without a sales charge if they are redeemed before the first day of the month of the one-year anniversary of their purchase, a CDSC of up to 5.00% on certain Class B shares reduced over time and eliminated after sixth anniversary of purchase, and a CDSC of 1.00% on certain Class C shares if they are redeemed before the first anniversary of their purchase.

Performance Histories

•	Performance information for each of Target Fund and Acquiring Fund is located in the section titled “Summary of Reorganization Proposal- Performance” below.

•	Target Fund’s performance for periods before May 1, 2017 was achieved under its prior investment strategy of indirectly investing, through the underlying funds, exclusively in equity securities, and thus does not represent Target Fund’s current investment strategy. Under Target Fund’s prior strategy, Target Fund invested primarily in equity securities of U.S. and select foreign (including emerging market) companies of all sizes managed in both growth and value styles.

•

Performance for share classes other than Class A will differ from that of Class A due to the different Rule 12b-1 fee each share class bears and, in the case of Classes F3 and R6, different other (i.e., non-management) expenses. For more information about the performance of each class of shares of each Fund, with and without sales charges, please see “Performance” below. A Fund’s past performance is not an indication of future results.

Tax Consequences of Target Fund’s Portfolio Transition and the Reorganization

•	It is expected that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes.

•

Despite the expected tax-free nature of the Reorganization itself, the sale of portfolio holdings as part of portfolio repositioning to facilitate the operation of the Combined Fund may cause shareholders of Target Fund to receive higher capital gain or ordinary dividend distributions than they would have received absent the Reorganization and such portfolio turnover. Any capital gains recognized in these transactions on a net basis, as reduced by any available losses, will be distributed to Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover before consummation of the Reorganization that were not previously distributed, after reduction by any available losses. The amount of capital gain or ordinary dividend distributions will be affected by the extent to which Target Fund repositions its portfolio and the extent to which the Fund realizes gains from the sale of portfolio securities. The tax implications of such distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder. As of November 30, 2017, Target Fund had approximately $14.1 million in unrealized capital gains.

•	Target Fund and Acquiring Fund did not have any capital loss carryforwards as of November 30, 2017.

Implementation and Effect of the Reorganization

•

As a result of the Reorganization, you will become a shareholder of Acquiring Fund and receive a pro rata distribution of Acquiring Fund shares (or fractions thereof) of the same class, with the same sales charge structure and Rule 12b-1 fee, receiving the same services, and having the same total value as your investment in Target Fund as of the date of the exchange.* When this occurs, you will cease to be a shareholder of Target Fund.

•

The rights of shareholders of Target Fund will not change as a result of the Reorganization because Target Fund and Acquiring Fund both are series of Investment Trust, and therefore are governed by the same Board under the same declaration of trust and by-laws, and are subject to the same legal and regulatory standards.

•

The Plan provides for the transfer to Acquiring Fund of all of the assets of Target Fund in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of all of the liabilities of Target Fund. Because the Reorganization will be effected based on each Fund’s net asset value computed in the same manner, the interests of each Fund’s shareholders will not be diluted by the Reorganization. The specific terms of the Reorganization are set forth in the Plan, a copy of which is attached as Exhibit A.

•

The Funds have identical procedures for the purchase, exchange, redemption, and valuation of Fund shares. The Funds have the same distribution policies, except that Target Fund expects to pay dividends from its net investment income at least annually and Acquiring Fund expects to pay such dividends quarterly. In addition, because both Funds are organized under the same legal structure (i.e., Investment Trust), Target Fund shareholders will not experience any change in shareholder rights.

•

You will not be charged any sales charges, commissions, or transaction fees in the Reorganization. Any other investment or redemption will be subject to any applicable sales charges. After the Reorganization is completed, any CDSC on the redemption of shares of Acquiring Fund will be calculated from the date of original purchase of Target Fund shares.

•

Target Fund will be responsible for and directly pay its ratable portion of the total Reorganization expenses, determined based on each Fund’s average net assets for the fiscal year ended November 30, 2017. Lord

*

Class B shares were closed to new investments on October 1, 2007. Target Fund’s last outstanding Class B shares converted to Class A shares as of April 25, 2018. Thus, Class B shares will not participate in the Reorganization.

Abbett will be responsible for and pay Acquiring Fund’s ratable portion of the expenses incurred in connection with the Reorganization. Such expenses include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $350,000. Target Fund’s ratable portion of these expenses is estimated to be approximately $65,000, but the actual amount may be higher or lower.

•	Completion of the Reorganization is subject to the approval of Target Fund’s shareholders and other conditions.

•	Subject to shareholder approval, the Reorganization is expected to be effected as soon as practicable following the Meeting.

•	After the Reorganization, Target Fund will be terminated.

•

Purchase or exchange orders for shares of Target Fund received after the close of regular trading on the New York Stock Exchange (typically 4:00 p.m. Eastern time) on the eve of the Reorganization will be deemed purchase or exchange orders for shares of Acquiring Fund.

•	Actual results of the Reorganization may differ from the expected results described in this Combined Prospectus/Proxy Statement.

Board Considerations in Approving the Reorganization

At a meeting of the Board held on February 27-28, 2018, Lord Abbett recommended that the Board consider and approve the Reorganization. In connection with the Reorganization, the Board, including the Trustees who are not “interested persons” (as that term is defined in the 1940 Act) of Investment Trust (the “Independent Trustees”), considered written memoranda and other supporting materials provided by Lord Abbett, discussed the potential benefits to the shareholders of each Fund under the Reorganization, and independently evaluated and separately approved the Reorganization. At the meeting, the Board considered a number of factors, including but not limited to the following:

•	The compatibility of Target Fund’s investment objective, strategies, risks, policies, and restrictions with those of Acquiring Fund;

•	The relative expense ratios of the Funds and the impact of the Reorganization on those expense ratios;

•	The relative investment performance of the Funds;

•	The fact that Target Fund’s investment adviser and other services providers would not change as a result of the Reorganization;

•	The relative sizes of the Funds;

•

The anticipated tax consequences of the Reorganization with respect to each Fund and its shareholders, including the likelihood that portfolio repositioning in connection with the Reorganization would involve higher taxable distributions in 2018 for Target Fund shareholders;

•

The estimated direct costs of the Reorganization and the extent each Fund would bear such costs, and the extent to which each Fund might incur other indirect costs associated with the Reorganization; and

•	The potential benefits of the Reorganization for the shareholders of each Fund.

In considering such factors, the Board received information from Lord Abbett about the business rationale for the proposed Reorganization, the compatibility of the Funds’ investment strategies and policies, the comparative expense ratios of the Funds, the relative investment performance of the Funds, the relative sizes of the Funds, the costs and anticipated tax consequences of the Reorganization and of portfolio repositioning before and after the Reorganization, and the potential benefits to shareholders of each Fund. The Board considered that the actual results of the Reorganization may differ from the expected results of the Reorganization. During their deliberations, the Independent Trustees were advised by independent legal counsel, who advised them of applicable law and their duties in considering the Reorganization. The Board’s considerations and conclusions are summarized below.

The Board considered that the Reorganization will allow shareholders of Target Fund to continue to invest in a professionally managed fund with similar investment strategies. The Board also considered that each Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett. The Board considered the differences in the principal investment strategies of the Funds, including the differences in the Funds’ target allocations. The Board also took into account Lord Abbett’s expectation that Target Fund shareholders will benefit from becoming shareholders in a more diversified Fund that will continue to seek capital appreciation and that offers increased income generation opportunities. The Board further noted that the Funds have the same principal investment risks and fundamental and non-fundamental investment restrictions.

The Board considered each Fund’s expense structure and expense ratio as of the Funds’ fiscal year ended November 30, 2017. The Board considered that each Fund is currently subject to the same contractual and effective management fee rates and 12b-1 fee rates. The Board took into account that Acquiring Fund has lower total net annual operating expenses than Target Fund because its non-management expenses and acquired fund fees and expenses are lower than those of Target Fund and noted that shareholders of Target Fund therefore are expected to pay lower total net annual expenses following the Reorganization. They also noted that, because of its larger size, the Combined Fund would have a greater opportunity to take advantage of potential economies of scale.

The Board considered each Fund’s investment performance as of various periods ended December 31, 2017. The Board considered that each Fund underperformed its primary and secondary benchmarks for the one-, three-, five-, and ten-year periods. The Board took into account that Target Fund implemented a strategy change effective May 1, 2017, and its pre-May 1, 2017 investment performance was achieved under its former strategy.

The Board considered that Lord Abbett serves as each Fund’s investment adviser and the Funds have the same portfolio managers. The Board observed that the Funds share the same service providers, including their distributor, administrator, custodian, and transfer agent.

The Board considered the relative asset size of each Fund as of January 31, 2018. The Board noted that Target Fund had total net assets of approximately $236 million versus $1.03 billion for Acquiring Fund. The Board further took into account Lord Abbett’s expectation that the Reorganization may enhance asset size to the benefit of Target Fund shareholders. The Board also noted that because the Reorganization would be effected based on the Funds’ relative net asset values per share without the imposition of any sales charge, the Reorganization would not result in the dilution of any shareholder.

The Board considered Lord Abbett’s representation that the Reorganization is expected to qualify as a tax-free reorganization for federal income tax purposes and also considered the potential tax implications of any portfolio repositioning in connection with the Reorganization. The Board took into account Lord Abbett’s expectation that the Reorganization will not involve significant portfolio repositioning because there is substantial portfolio overlap between the Funds and that the portfolio repositioning will take place before the Reorganization, such that the realized gains or losses by Target Fund resulting from the portfolio repositioning would be distributed to Target Fund shareholders in connection with the closing of Target Fund’s short-taxable year ending on the date of the Reorganization. The Board considered the likelihood that Target Fund’s portfolio repositioning before the Reorganization will cause Target Fund shareholders to receive higher distributions in 2018 than they would have received absent the Reorganization.

The Board took into account the expected costs of the Reorganization, including proxy solicitation costs, printing and mailing cost, accounting fees, and legal fees. The Board weighed these costs against the expected benefits of the Reorganization. The Board considered Lord Abbett’s recommendation that Target Fund will be responsible for and directly pay its ratable portion of the total Reorganization expenses, determined based on each Fund’s average net assets for the fiscal year ended November 30, 2017. The Board also took into account that Lord Abbett will be responsible for and pay the remainder of any Reorganization expenses, so that the pro forma Combined Fund’s expense ratio for the fiscal year ended November 30, 2017 would be the same as Acquiring Fund’s expense ratio for that period.

The Board also considered that after the Reorganization, the same Board would continue to oversee the interests of Target Fund shareholders under the same declaration of trust and by-laws, and under the same legal and regulatory standards. The Board weighed alternatives to the Reorganization, including liquidating Target

Fund or reorganizing it into a different fund, but concluded that the Reorganization was preferable to those alternatives.

The Board evaluated the relevant factors described above independently and approved the Reorganization separately. In light of these factors and their fiduciary duty under federal and state law, the Board, including all of the Independent Trustees, unanimously determined, separately on behalf of each Fund, that: (1) the Reorganization is in the best interests of the Fund and its shareholders; and (2) the Reorganization will not result in a dilution of the interests of the Fund’s shareholders. In considering whether to approve the Reorganization, the Board did not identify any single factor as paramount or controlling. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. This summary does not discuss in detail all matters considered.

Investment Objectives, Principal Investment Strategies, and Principal Risks

This section describes the similarities and differences between the investment objectives, strategies, and risks of Target Fund and those of Acquiring Fund. For a more complete description of the investment objective, strategies, and risks of Acquiring Fund, you should read the section titled “Information from Acquiring Fund’s April 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement and Acquiring Fund’s SAI.

The similarities and differences between the principal investment attributes of Target Fund and Acquiring Fund are summarized in the chart and the discussion below.

	Target Fund	Acquiring Fund

Investment Objective	Seeks capital appreciation	Seeks long-term capital appreciation and growth of income

Investing Style	Value/growth blend	Value/growth blend

Principal Investment Strategies	• “Fund-of-funds” that invests principally in the underlying funds.	•	“Fund-of-funds” that invests principally in the underlying funds.
•

Indirectly invests, through the underlying funds, primarily in equity securities and, to a lesser extent, in fixed income securities of U.S. and select foreign (including emerging market) companies of all sizes.

		•	Indirectly invests, through the underlying funds, primarily in U.S. equity securities and selected fixed income securities and foreign (including emerging market) securities.
	• Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.	•	Tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities.

	Target Fund	Acquiring Fund

	• In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.	• In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes.

Target Allocation to Equity Securities	75%-100%	35%-85%

Target Allocation to Fixed Income Securities	0%-25%	15%-65%

Target Allocation to Foreign Securities	0%-35%	0%-30%

Underlying Funds	May invest in the same underlying funds as Acquiring Fund.	May invest in the same underlying funds as Target Fund.

Performance Benchmarks	Russell 1000® Index	Russell 1000® Index
	70% Russell 1000® Index/20% MSCI EAFE® Index with Gross Dividends/5% ICE BofAML U.S. High Yield Constrained Index/5% Bloomberg Barclays U.S. Aggregate Bond Index	50% Russell 1000® Index/30% ICE BofAML U.S. High Yield Constrained Index; 15% MSCI EAFE® Index with Gross Dividends/5% Bloomberg Barclays U.S. Aggregate Bond Index

Diversification Status	Diversified	Diversified

Fundamental Investment Restrictions	Identical to those of Acquiring Fund	Identical to those of Target Fund

Non-Fundamental Investment Restrictions	Identical to those of Acquiring Fund	Identical to those of Target Fund

Portfolio Turnover	For the twelve months ended November 30, 2017, Target Fund’s portfolio turnover rate was 86% of the average value of its portfolio.	For the twelve months ended November 30, 2017, Acquiring Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

Principal Investment Risks (Described Below)	• Underlying Fund Risk	• Underlying Fund Risk
	• New Underlying Fund Risk	• New Underlying Fund Risk

	Target Fund		Acquiring Fund

	•	Portfolio Management Risk	•	Portfolio Management Risk
	•	Market Risk	•	Market Risk
	•	Equity Securities Risk	•	Equity Securities Risk
	•	Industry and Sector Risk	•	Industry and Sector Risk
	•	Large Company Risk	•	Large Company Risk
	•	Mid-Sized and Small Company Risk	•	Mid-Sized and Small Company Risk
	•	Blend Style Risk	•	Blend Style Risk
	•	Fixed Income Securities Risk	•	Fixed Income Securities Risk
	•	High-Yield Securities Risk	•	High-Yield Securities Risk
	•	Senior Loan Risk	•	Senior Loan Risk
	•	Municipal Securities Risk	•	Municipal Securities Risk
	•	Mortgage-Related and Other Asset-Backed Securities Risk	•	Mortgage-Related and Other Asset-Backed Securities Risk
	•	Government Securities Risk	•	Government Securities Risk
	•	Inflation-Linked Investments Risk	•	Inflation-Linked Investments Risk
	•	Inverse Floaters Risk	•	Inverse Floaters Risk
	•	Credit Risk	•	Credit Risk
	•	Interest Rate Risk	•	Interest Rate Risk
	•	Foreign and Emerging Market Company Risk	•	Foreign and Emerging Market Company Risk
	•	Foreign Currency Risk	•	Foreign Currency Risk
	•	Convertible Securities Risk	•	Convertible Securities Risk
	•	Sovereign Debt Risk	•	Sovereign Debt Risk
	•	Derivatives Risk	•	Derivatives Risk
	•	Liquidity/Redemption Risk	•	Liquidity/Redemption Risk

Portfolio Construction Process	Tactical asset allocation		Tactical asset allocation

As the chart above demonstrates, there are many similarities between Target Fund’s and Acquiring Fund’s respective investment strategies and policies. Each Fund is a “fund-of-funds” invests indirectly, through the underlying funds, in equity, fixed income, and foreign securities. Target Fund seeks capital appreciation, while Acquiring Fund seeks long-term capital appreciation and growth of income. This reflects Target Fund’s historic equity-only investment strategy, which was changed to include limited allocations to fixed income on May 1, 2017. Each Fund, with respect to its investments in equity securities, uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both. Each fund tactically allocates its assets among equity, fixed income, and foreign securities in response to market conditions or to capitalize on investment opportunities. Each Fund is diversified, meaning that with respect to 75% of each Fund’s total assets, the Fund normally will not purchase a security if, as a result, more than 5% of the Fund’s total assets would be invested in securities of a single issuer or the Fund would hold more than 10% of the outstanding voting securities of the issuer. The Funds have identical fundamental and non-fundamental investment restrictions.

The material difference between the Funds’ investment strategies and policies is that Target Fund has greater latitude to invest in equity securities (with a target allocation of 75-100%) as compared to Acquiring Fund (which has a target allocation of 35-85%), while Acquiring Fund has greater latitude to invest in fixed income securities (with a target allocation of 15-65%) as compared to Target Fund (which has a target allocation of 0-25%). Additionally, Acquiring Fund has slightly less latitude to invest in foreign securities (with a target allocation of 0-30%) as compared to Target Fund (which has a target allocation of 0-35%).

Notwithstanding these differences, the Funds have similar principal risks. Accordingly, although both Funds are subject to the same principal investment risks based on their current target allocations, as shown in the chart above, Target Fund and Acquiring Fund each may be exposed to such risks to varying degrees. In evaluating the Reorganization, Target Fund shareholders should carefully consider the risks of investing in Acquiring Fund, which are described immediately below.

The principal risks that could adversely affect Acquiring Fund’s performance, which are also the principal risks of investing in the underlying funds, include the following:

•

Underlying Fund Risk: The assets of the Fund are invested principally in the underlying funds. As a result, the investment performance of the Fund is directly related to the investment performance of the underlying funds in which it invests. The Fund is exposed to the same risks as the underlying funds in direct proportion to the allocation of its assets among the underlying funds. The Fund typically will invest in a diversified portfolio of underlying funds; however, to the extent that the Fund invests a significant portion of its assets in a single underlying fund it may be more susceptible to risks associated with that fund and its investments. It is possible that the holdings of underlying funds may contain securities of the same issuers, thereby increasing the Fund’s exposure to such issuers. It also is possible that one underlying fund may be selling a particular security when another is buying it, producing little or no change in exposure but generating transaction costs and/or resulting in realization of gains with no economic benefit. There can be no assurance that the investment objective of any underlying fund will be achieved. Lord Abbett is the investment adviser for both the Fund and the underlying funds and may be deemed to have a conflict of interest in determining the allocation of the Fund’s assets among the various underlying funds. In addition, the Fund’s shareholders will indirectly bear their proportionate share of the underlying funds’ fees and expenses, as well as their proportionate share of the Fund’s fees and expenses.

•

New Underlying Fund Risk: The Fund may invest in underlying funds that are recently organized. There can be no assurance that a new underlying fund will reach or maintain a sufficient asset size to effectively implement its investment strategy. In addition, a new underlying fund’s gross expense ratio may fluctuate during its initial operating period because of the fund’s relatively smaller asset size and, until the fund achieves sufficient scale, the Fund may experience proportionally higher expenses than it would experience if it invested in a fund with a larger asset base.

•

Portfolio Management Risk: If the strategies used and investments selected by the Fund’s portfolio management team and/or the teams of the underlying funds fail to produce the intended results, the Fund and/or the underlying funds may not achieve their respective objectives. There can be no assurance that the allocation of Fund assets among the underlying funds or the Fund’s use of derivatives and other instruments will maximize returns, minimize risks, or be appropriate for all investors. As a result, the Fund may suffer losses or underperform other funds with the same investment objective or strategies, even in a favorable market.

•

Market Risk: The market values of securities will fluctuate, sometimes sharply and unpredictably, based on overall economic conditions, governmental actions or intervention, political developments and other factors. Prices of equity securities tend to rise and fall more dramatically than those of debt securities.

•

Equity Securities Risk: Equity securities, as well as equity-like securities such as convertible debt securities, may experience significant volatility. Such securities may fall sharply in response to adverse events affecting overall markets, a particular industry or sector, or an individual company’s financial condition.

•

Industry and Sector Risk: Although the Fund does not employ an industry or sector focus, its exposure to specific industries or sectors will increase from time to time based on the portfolio management team’s perception of investment opportunities. If an underlying fund overweights a single industry or sector relative to its benchmark index, the underlying fund will face an increased risk that the value of its portfolio will decrease because of events disproportionately affecting that industry or sector. Furthermore, investments in particular industries or sectors may be more volatile than the broader market as a whole.

•

Large Company Risk: As compared to smaller successful companies, larger, more established companies may be less able to respond quickly to certain market developments and may have slower rates of growth. Large companies also may fall out of favor relative to smaller companies in certain market cycles, causing the Fund to incur losses or underperform.

•

Mid-Sized and Small Company Risk: Investments in mid-sized and small companies may involve greater risks than investments in larger, more established companies. As compared to larger companies, mid-sized and small companies may have limited management experience or depth, limited ability to generate or borrow capital needed for growth, and limited products or services, or operate in less established markets. Accordingly, mid-sized and smaller company securities tend to be more sensitive to changing economic, market, and industry conditions and tend to be more volatile and less liquid than equity securities of larger companies, especially over the short term. Mid-sized and small companies also may fall out of favor relative to larger companies in certain market cycles, causing the Fund to incur losses or underperform. The shares of mid-sized and small companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the ability to sell these securities in the future.

•

Blend Style Risk: Growth stocks tend to be more volatile than slower-growing value stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. Growth stocks often are more sensitive to market fluctuations than other securities because their market prices are highly sensitive to future earnings expectations. At times when it appears that these expectations may not be met, growth stocks’ prices typically fall. The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth. Value investing also is subject to the risk that a company judged to be undervalued may actually be appropriately priced or even overpriced. A portfolio that combines growth and value styles may diversify these risks and lower its volatility, but there is no assurance this strategy will achieve that result.

•

Fixed Income Securities Risk: The Fund is subject to the general risks and considerations associated with investing in debt securities, including the risk that issuers will fail to make timely payments of principal or interest or default altogether. Typically, shorter-term bonds are less volatile than longer-term bonds; however, longer-term bonds typically offer higher yields and more stable interest income than shorter-term bond investments. Lower-rated securities in which the Fund may invest may be more volatile and may decline more in price in response to negative issuer developments or general economic news than higher rated securities. In addition, as interest rates rise, the Fund’s investments typically will lose value.

•

High-Yield Securities Risk: High-yield securities typically pay a higher yield than investment grade securities, but may have greater price fluctuations and have a higher risk of default than investment grade securities. The market for below investment grade securities may be less liquid due to such factors as interest rate sensitivity, negative perceptions of the junk bond markets generally, and less secondary market liquidity. This may make such securities more difficult to sell at an acceptable price, especially during periods of financial distress, increased market volatility, or significant market decline.

•

Senior Loan Risk: Investments in floating or adjustable rate senior loans, including bank loans, are subject to increased credit and liquidity risks. Senior loan prices also may be adversely affected by supply-demand imbalances caused by conditions in the senior loan market or related markets. The Fund may invest primarily in senior loans that are rated below investment grade or, if unrated, deemed by Lord Abbett to be the equivalent of below investment grade securities. Below investment grade senior loans, like high-yield debt securities, or junk bonds, usually are more credit sensitive than interest rate sensitive, although the value of these instruments may be affected by interest rate swings in the overall fixed income market. Senior loans may be subject to structural subordination and, although the loans may be senior to equity and other debt securities in the borrower’s capital structure, the loans may be subordinated to other obligations of the borrower or its subsidiaries.

•

Municipal Securities Risk: Municipal bonds are subject to the same risks affecting fixed income securities in general. In addition, the prices of municipal bonds may be adversely affected by legislative or political changes, tax rulings, judicial action, changes in market and economic conditions, and the fiscal condition of the municipal issuer, including an insolvent municipality filing for bankruptcy. The Fund may be more sensitive to these events and conditions if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities) or in particular types of municipal securities (such as general obligation bonds, private activity bonds, and special tax bonds) or in the securities of issuers located within a single state, municipality, territory (such as Puerto Rico), or geographic area. The market for municipal bonds generally is less liquid than other securities markets, which may make it more difficult for the Fund to sell its bonds. Nongovernmental users of facilities financed by tax-exempt revenue bonds (e.g., companies in the electric utility and health care industries) may have difficulty making payments on their obligations in the event of an economic downturn. This would negatively affect the valuation of bonds issued by such facilities.

•

Mortgage-Related and Other Asset-Backed Securities Risk: Mortgage-related securities, including commercial mortgage-backed securities and other privately issued mortgage-related securities, and other asset-backed securities may be particularly sensitive to changes in economic conditions, including delinquencies and/or defaults. The prices of mortgage- and asset-backed securities, depending on their structure and the rate of payments, can be volatile. They are subject to prepayment risk (higher than expected prepayment rates of mortgage obligations due to a fall in market interest rates) and extension risk (lower than expected prepayment rates of mortgage obligations due to a rise in market interest rates). These risks increase the Fund’s overall interest rate risk. Some mortgage-related securities receive government or private support, but there is no assurance that such support will remain in place.

•

Government Securities Risk: The Fund invests in securities issued or guaranteed by the U.S. Government or its agencies and instrumentalities (such as the Government National Mortgage Association (“Ginnie Mae”), the Federal National Mortgage Association (“Fannie Mae”), or the Federal Home Loan Mortgage Corporation (“Freddie Mac”)). Unlike Ginnie Mae securities, securities issued or guaranteed by U.S. Government-related organizations such as Fannie Mae and Freddie Mac are not backed by the full faith and credit of the U.S. Government and no assurance can be given that the U.S. Government would provide financial support.

•

Inflation-Linked Investments Risk: Unlike traditional fixed income securities, the principal and interest payments of inflation-linked investments are adjusted periodically based on the inflation rate. The value of the Fund’s inflation-linked investments may be vulnerable to changes in expectations of inflation or interest rates and there is no guarantee that the Fund’s use of these instruments will be successful.

•

Inverse Floaters Risk: The Fund, through the underlying funds, may invest in inverse floaters. An inverse floater is a type of municipal bond derivative instrument with a floating or variable interest rate that moves in the opposite direction of the interest rate on another security, normally the floating rate note. The value and income of an inverse floater generally is more volatile than the value and income of a fixed rate municipal bond. The value and income of an inverse floater generally fall when interest rates rise. Inverse floaters tend to underperform the market for fixed rate municipal bonds in a rising long-term interest rate environment, but may outperform that market when long-term interest rates decline. Inverse floaters have varying degrees of liquidity, and the market for these securities is relatively volatile. An underlying fund’s net cash investment in inverse floaters is significantly less than the value of the underlying municipal bonds. This creates leverage, which increases as the value of the inverse floaters becomes greater in proportion to the value of the underlying municipal bonds.

•

Credit Risk: Debt securities are subject to the risk that the issuer or guarantor of a security may not make interest and principal payments as they become due or may default altogether. In addition, if the market perceives a deterioration in the creditworthiness of an issuer, the value and liquidity of bonds issued by that issuer may decline. To the extent that the Fund holds below investment grade securities, these risks may be heightened. Insured debt securities have the credit risk of the insurer in addition to the credit risk of the underlying investment being insured.

•

Interest Rate Risk: As interest rates rise, prices of bonds (including tax-exempt bonds) generally fall, typically causing the Fund’s investments to lose value. Additionally, rising interest rates or lack of market participants may lead to decreased liquidity in the fixed income markets. Interest rate changes typically have a greater effect on the price of longer-term bonds, including inverse floaters, than on the price of shorter-term bonds. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation, and changes in general economic conditions. The Fund will be exposed to heightened interest rate risk as interest rates rise from historically low levels.

•

Foreign and Emerging Market Company Risk: Investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability and subject to less government supervision, lack of transparency, inadequate regulatory and accounting standards, and foreign taxes. In addition, the securities of foreign companies also may be subject to inadequate exchange control regulations, the imposition of economic sanctions or other government restrictions, higher transaction and other costs, reduced liquidity, and delays in settlement to the extent they are traded on non-U.S. exchanges or markets. Foreign company securities also include ADRs. ADRs may be less liquid than the underlying shares in their primary trading market. Foreign securities also may subject the Fund’s investments to changes in currency rates. Emerging market securities generally are more volatile than other foreign securities, and are subject to greater liquidity, regulatory, and political risks. Investments in emerging markets may be considered speculative and generally are riskier than investments in more developed markets because such markets tend to develop unevenly and may never fully develop. Emerging markets are more likely to experience hyperinflation and currency devaluations. Securities of emerging market companies may have far lower trading volumes and less liquidity than securities of issuers in developed markets. Companies with economic ties to emerging markets may be susceptible to the same risks as companies organized in emerging markets.

•

Foreign Currency Risk: Certain of the underlying funds may invest in securities denominated in foreign currencies, which are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Foreign currency exchange rates may fluctuate significantly over short periods of time.

•

Convertible Securities Risk: Convertible securities are subject to the risks affecting both equity and fixed income securities, including market, credit, liquidity, and interest rate risk. Convertible securities tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. To the extent that an underlying fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. A significant portion of convertible securities have below investment grade credit ratings and are subject to increased credit and liquidity risks.

•

Sovereign Debt Risk: Sovereign debt securities are subject to the risk that the relevant sovereign government or governmental entity may delay or refuse to pay interest or repay principal on its debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the size of its debt relative to the economy, or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a sovereign government or governmental entity defaults, it may ask for maturity extensions, interest rate reductions, or additional loans. There is no legal process for collecting sovereign debt that is not repaid nor are there bankruptcy proceedings through which all or part of the unpaid sovereign debt may be collected.

•

Derivatives Risk: The risks associated with derivatives may be different from and greater than the risks associated with directly investing in securities and other investments. Derivatives may increase the Fund’s volatility and reduce its returns. The risks associated with derivatives include, among other things, the following:

•	The risk that the value of a derivative may not correlate with the value of the underlying asset, rate, or index in the manner anticipated by portfolio management team and may be more sensitive to changes in economic or market conditions than anticipated.

•	Derivatives may be difficult to value, especially under stressed or unforeseen market conditions.

•

The risk that the counterparty may fail to fulfill its contractual obligations under the derivative contract. Central clearing of derivatives is intended to decrease counterparty risk but does not eliminate it.

•

The Fund may be required to segregate permissible liquid assets to cover its obligations under these transactions and may have to liquidate positions before it is desirable to do so to fulfill its segregation requirements.

•

The risk that there will not be a liquid secondary trading market for the derivative, or that the Fund will otherwise be unable to sell or otherwise close a derivatives position when desired, exposing the Fund to additional losses.

•	Because derivatives generally involve a small initial investment relative to the risk assumed (known as leverage), derivatives can magnify the Fund’s losses and increase its volatility.

•

The Fund’s use of derivatives may affect the amount, timing, and character of distributions, and may cause the Fund to realize more short-term capital gain and ordinary income than if the Fund did not use derivatives.

Derivatives may not perform as expected and the Fund may not realize the intended benefits. Whether the Fund’s use of derivatives is successful will depend on, among other things, the portfolio managers’ ability to correctly forecast market movements and other factors. If the portfolio managers incorrectly forecast these and other factors, the Fund’s performance could suffer. In addition, given their complexity, derivatives are subject to the risk that improper or misunderstood documentation may expose the Fund to losses.

•

Liquidity/Redemption Risk: The Fund may lose money when selling securities at inopportune times to fulfill shareholder redemption requests. The risk of loss may increase depending on the size and frequency of redemption requests, whether the redemption requests occur in times of overall market turmoil or declining prices, and whether the securities the Fund intends to sell have decreased in value or are illiquid. Liquidity risk may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Federal Income Tax Considerations

The Reorganization itself is not expected to result in any income, gain or loss being recognized for U.S. federal income tax purposes by Target Fund or its shareholders and will not take place unless each Fund receives a satisfactory opinion from Ropes & Gray LLP, counsel to the Funds, substantially to the effect that the Reorganization will be treated as a tax-free reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

Notwithstanding the tax-free nature of the Reorganization itself, the disposition of portfolio holdings as part of the portfolio repositioning in connection with the Reorganization may cause shareholders of Target Fund to receive higher capital gain or ordinary dividend distributions than they would have received absent the Reorganization or such portfolio turnover. Any capital gains recognized in these transactions on a net basis, after reduction by any available losses, will be distributed to Target Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses) during or with respect to the year of sale, and such distributions will generally be taxable to shareholders. Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover before consummation of the Reorganization that were not previously distributed, as reduced by any available losses. The amount of such distributions will be affected by the extent to which Target Fund repositions its portfolio and the extent to which Target Fund realizes gains from the sale of portfolio securities in connection with the Reorganization. The tax implications of such capital gain distributions to an individual shareholder will depend on whether the shareholder holds Target Fund shares in a taxable account and other factors specific to each shareholder.

Shareholders should note that the Reorganization will end the tax year of Target Fund. In accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and to avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover before the Reorganization, as reduced by any available losses. Such distributions will be taxable to Target Fund shareholders if they hold Target Fund shares in a taxable account.

For additional information about the tax consequences of the Reorganization, see “More Information about the Reorganization—Material Federal Income Tax Consequences of the Reorganization” below.

Classes of Shares

Each Fund has the following classes of shares: Class A, B, C, F, F3, I, P, R2, R3, R4, R5, R6, and T, each of which invests in the same portfolio, but bears different expenses and receives different levels of dividends. Class B shares were closed to new investments on October 1, 2007. Target Fund’s last outstanding Class B shares converted to Class A shares as of April 25, 2018. Thus, Class B shares will not participate in the Reorganization. The Funds’ share-specific fee structure is the same. If the Reorganization is completed, Target Fund shareholders will receive the same class of shares in Acquiring Fund as they currently own in Target Fund.

Purchases, Exchanges, Redemptions, and Valuation of Fund Shares

Procedures for the purchase, exchange, redemption, and valuation of shares of Target Fund and Acquiring Fund are identical. Acquiring Fund shares are available through certain authorized dealers at the public offering price, which is the net asset value (“NAV”) plus any applicable sales charge. In accordance with Target Fund’s prospectus, shareholders of Target Fund may exchange their shares for shares of Acquiring Fund or certain other Lord Abbett-sponsored funds at any time before the Reorganization; however, each such exchange will represent a sale of shares for which a shareholder may recognize a taxable gain or loss. In contrast, no gain or loss will be recognized by shareholders of Target Fund upon the exchange of their Target Fund shares for shares of Acquiring Fund received as a result of the Reorganization. More information about procedures for purchases, exchanges, redemptions and valuation of Acquiring Fund shares is available in the section titled “Information from Acquiring Fund’s April 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement.

Dividend Policies

Acquiring Fund expects to pay dividends from its net investment income quarterly and distribute any net capital gains annually. Target Fund expects to pay dividends from its net investment income and distribute any net capital gains annually. Detailed information about Acquiring Fund’s distribution policies is included in the section titled “Information from Acquiring Fund’s April 1, 2018 Prospectus” in this Combined Prospectus/Proxy Statement.

Capitalization

The following table sets forth the capitalization of Target Fund and Acquiring Fund as of November 30, 2017 and the pro forma capitalization of the Combined Fund if the proposed Reorganization had occurred on that date. The following table is for informational purposes only and should not be relied upon to determine the amount of Acquiring Fund shares that actually will be received and distributed in the Reorganization. The actual exchange ratio will be determined based on the Funds’ relative NAVs and the number of shares of Target Fund outstanding on or about the date on which the Reorganization is completed (the “Closing Date”).

	Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund	Pro Forma Adjustments		Pro Forma Multi-Asset Growth Fund After Multi-Asset Focused Fund Reorganization
Class A Net Assets	$153,689,229	$744,028,917			$897,718,146
Class A Net Asset Value	$19.35	$18.42			$18.42
Class A Shares Outstanding	7,940,860	40,394,551	403,180	(1)	48,738,591
Class B Net Assets	$589,810	$2,270,758			$2,860,568
Class B Net Asset Value	$18.92	$18.32			$18.32
Class B Shares Outstanding	31,174	123,951	1,021	(1)	156,146
Class C Net Assets	$48,739,827	$182,141,852			$230,881,679
Class C Net Asset Value	$18.68	$18.23			$18.23
Class C Shares Outstanding	2,609,135	9,989,069	63,867	(1)	12,662,071
Class F Net Assets	$3,342,131	$39,864,875			$43,207,006
Class F Net Asset Value	$19.37	$18.41			$18.41
Class F Shares Outstanding	172,538	2,165,387	9,000	(1)	2,346,925
Class F3 Net Assets	$11,041	$23,559			$34,600
Class F3 Net Asset Value	$19.54	$18.53			$18.53
Class F3 Shares Outstanding	565	1,271	31	(1)	1,867
Class I Net Assets	$16,562,479	$20,767,717			$37,330,196
Class I Net Asset Value	$19.55	$18.52			$18.52
Class I Shares Outstanding	847,050	1,121,514	47,370	(1)	2,015,934
Class R2 Net Assets	$6,130	$33,015			$39,145
Class R2 Net Asset Value	$19.84	$18.81			$18.81
Class R2 Shares Outstanding	309	1,755	17	(1)	2,081
Class R3 Net Assets	$11,678,971	$25,946,140			$37,625,111
Class R3 Net Asset Value	$19.10	$18.36			$18.36
Class R3 Shares Outstanding	611,614	1,413,336	24,562	(1)	2,049,512
Class R4 Net Assets	$782,071	$2,009,159			$2,791,230
Class R4 Net Asset Value	$19.32	$18.40			$18.40
Class R4 Shares Outstanding	40,490	109,195	2,014	(1)	151,699
Class R5 Net Assets	$11,905	$11,726			$23,631
Class R5 Net Asset Value	$19.55	$18.53			$18.53
Class R5 Shares Outstanding	609	633	34	(1)	1,275
Class R6 Net Assets	$3,699,219	$4,800,999			$8,500,218
Class R6 Net Asset Value	$19.56	$18.54			$18.54
Class R6 Shares Outstanding	189,116	258,987	10,436	(1)	458,539
Total Net Assets	$239,112,813	$1,021,898,717			$1,261,011,530
Total Shares Outstanding	12,443,460	55,579,649	561,532		68,584,641

(1)	Adjustment reflects additional shares issued in connection with the proposed Reorganization.

Performance

Target Fund

The bar chart and table below provide some indication of the risks of investing in Target Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Target Fund’s past performance reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Target Fund’s past performance, before and after taxes, is not necessarily an indication of how Target Fund will perform in the future.

The bar chart shows changes in the performance of Target Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Target Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

The bar chart and table show performance of Target Fund during periods when the Fund operated under the name “Lord Abbett Diversifying Equity Fund” and indirectly invested, through the underlying funds, primarily in equity securities of U.S. and select foreign (including emerging market) companies of all sizes managed in both growth and value styles. Effective May 1, 2017, Target Fund implemented its present investment strategy. No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.91%	Worst Quarter 3rd Q ’11 -20.38%

The table below shows how Target Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. The Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”). After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	13.48%	11.48%	5.98%	–

After Taxes on Distributions	10.11%	8.51%	4.47%	–

After Taxes on Distributions and Sales of Fund Shares	9.90%	8.65%	4.54%	–

Class B Shares	10.34%	10.90%	5.62%	–

Class C Shares	14.33%	11.17%	5.48%	–

Class F Shares	16.31%	12.15%	6.41%	–

Class I Shares	16.46%	12.27%	6.52%	–

Class R2 Shares	15.81%	11.36%	5.94%	–

Class R3 Shares	15.90%	11.72%	6.01%	–

Class R4 Shares	16.17%	–	–	7.13%	6/30/2015

Class R5 Shares	16.52%	–	–	7.42%	6/30/2015

Class R6 Shares	16.56%	–	–	7.43%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for sales charges or taxes)	21.69%	15.71%	8.59%	12.83%	6/30/2015

70% Russell 1000® Index/20% MSCI EAFE® Index with Gross Dividends/5% ICE BofAML U.S. High Yield Constrained Index/5% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	20.77%	13.08%	7.22%	11.00%	6/30/2015

Morningstar Average

Morningstar Allocation 85%+ Equity Category Average (reflects no deduction for sales charges or taxes)	19.02%	11.25%	5.65%	8.76%	6/30/2015

Acquiring Fund

The bar chart and table below provide some indication of the risks of investing in Acquiring Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. Acquiring Fund’s past performance reflects applicable fee waivers and/or expense limitations in effect during the period presented. Absent such fee waivers/expense limitations, if any, performance would have been lower. Acquiring Fund’s past performance, before and after taxes, is not necessarily an indication of how Acquiring Fund will perform in the future.

The bar chart shows changes in the performance of Acquiring Fund’s Class A shares from calendar year to calendar year. This chart does not reflect the sales charge applicable to Class A shares. If the sales charge were reflected, returns would be lower. Performance for Acquiring Fund’s other share classes will vary due to the different expenses each class bears. Updated performance information is available at www.lordabbett.com or by calling 888-522-2388.

No performance is shown for Class F3 or T shares because these classes have not completed a full calendar year of operations.

Bar Chart (per calendar year) — Class A Shares

Best Quarter 2nd Q ’09 +18.83%	Worst Quarter 4th Q ’08 -17.93%

The table below shows how Acquiring Fund’s average annual total returns compare to the returns of securities market indices with investment characteristics similar to those of the Fund. Acquiring Fund’s average annual total returns include applicable sales charges.

The after-tax returns of Class A shares included in the table below are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return before taxes due to a tax benefit resulting from realized losses on a sale of Fund shares at the end of the period that is used to offset other gains. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements such as 401(k) plans or IRAs. After-tax returns for other share classes are not shown in the table and will vary from those shown for Class A shares.

Average Annual Total Returns (for the periods ended December 31, 2017)

Class	1 Year	5 Years	10 Years	Life of Class	Inception Date for Performance

Class A Shares

Before Taxes	8.99%	8.58%	5.53%	–

After Taxes on Distributions	6.74%	6.31%	3.92%	–

After Taxes on Distributions and Sale of Fund Shares	6.09%	6.13%	3.88%	–

Class B Shares	5.67%	7.98%	5.18%	–

Class C Shares	9.73%	8.29%	5.03%	–

Class F Shares	11.69%	9.25%	5.96%	–

Class I Shares	11.79%	9.36%	6.07%	–

Class R2 Shares	11.14%	8.71%	5.56%	–

Class R3 Shares	11.29%	8.83%	5.56%	–

Class R4 Shares	11.48%	–	–	6.58%	6/30/2015

Class R5 Shares	11.84%	–	–	6.86%	6/30/2015

Class R6 Shares	12.00%	–	–	6.91%	6/30/2015

Index

Russell 1000® Index (reflects no deduction for sales charges or taxes)	21.69%	15.71%	8.59%	12.83%	6/30/2015

50% Russell 1000® Index/30% ICE BofAML U.S. High Yield Constrained Index/15% MSCI EAFE® Index with Gross Dividends/5% Bloomberg Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)	16.90%	10.96%	7.43%	9.74%	6/30/2015

Morningstar Average

Morningstar Allocation 70-85% Equity Category Average (reflects no deduction for sales charges or taxes)	16.31%	9.39%	5.25%	7.51%	6/30/2015

Disclosure of Portfolio Holdings

The Fund’s policies and procedures regarding the disclosure of such Fund’s portfolio holdings are identical. A description of such policies is available in the Funds’ SAI. Further information is available at www.lordabbett.com.

Management and Organization of the Funds

Board of Trustees. The same Board oversees the management of the business and affairs of Target Fund and Acquiring Fund. The Board meets regularly to review each Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of each Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord Abbett.

Investment Adviser. The Funds’ investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302-3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately $160 billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including approximately $1.6 billion for which Lord Abbett provides investment models to managed account sponsors, as of January 31, 2018.

Portfolio Managers. The portfolio managers who are jointly and primarily responsible for the day-to-day management of each Fund are identical and are identified below. Each Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The Funds’ SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Portfolio Manager/Title	Member of Acquiring Fund’s Investment Management Team Since	Member of Target Fund’s Investment Management Team Since	Biography

Giulio Martini, Partner and Director of Strategic Asset Allocation	2015	2015	Mr. Martini joined Lord Abbett in 2015.

Robert A. Lee, Partner and Chief Investment Officer	2016	2016	Mr. Lee joined Lord Abbett in 1997.

Jeffrey O. Herzog, Portfolio Manager	2016	2016	Mr. Herzog joined Lord Abbett in 2013.

David B. Ritt, Portfolio Manager	2016	2016	Mr. Ritt joined Lord Abbett in 2006.

Giulio Martini, Director of Strategic Asset Allocation, heads the Fund’s team. Mr. Martini joined Lord Abbett in and has been a member of the team since 2015. Mr. Martini was formerly a Global Investment Strategist at Anderson Global Macro LLC from 2012 to 2015. Robert A. Lee, Partner and Chief Investment Officer, is an additional member of the Fund’s team. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2016. Mr. Lee joined Lord Abbett in 1997 and has been a member of the Fund’s team since 2016. Jeffrey

Herzog joined Lord Abbett in 2013 and has been a member of the Fund’s team since 2016. Mr. Herzog was formerly Senior Economist at Oxford Economics from 2012 to 2013 and Senior Economist at BBVA Compass from 2009 to 2012. David Ritt joined Lord Abbett in 2006 and has been a member of the Fund’s team since 2016. Messrs. Martini, Lee, Herzog, and Ritt are jointly and primarily responsible for the day-to-day management of the Fund.

Management Fee. Lord Abbett is entitled to a management fee based on each Fund’s average daily net assets. The management fee is accrued daily and payable monthly.

Target Fund

Lord Abbett is entitled to a management fee for Target Fund as calculated at the following annual rate:

0.10% on the Fund’s average daily net assets.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett, net of a management fee waiver that expired May 1, 2017, was 0.06% for Target Fund. If this waiver had not been in effect during part of the 2017 fiscal year, Target Fund’s effective management fee rate would have been higher.

Acquiring Fund

Lord Abbett is entitled to a management fee for Acquiring Fund as calculated at the following annual rate:

0.10% on the Fund’s average daily net assets.

For the fiscal year ended November 30, 2017, the effective annual rate of the fee paid to Lord Abbett was 0.10% for Acquiring Fund.

Both Funds

In addition, Lord Abbett provides certain administrative services to each Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of each Fund’s average daily net assets. Each Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Funds and Lord Abbett. A discussion regarding the basis for the Board’s approval is available in the Funds’ semiannual report to shareholders for the six-month period ended May 31.

The Board unanimously recommends that you vote “FOR” the
approval of Proposal 1.

MORE INFORMATION ABOUT THE REORGANIZATION

Description of the Reorganization

On or about the Closing Date, if the conditions discussed below are met, Target Fund will transfer all of its assets to Acquiring Fund in exchange for shares of Acquiring Fund having an aggregate value equal to the aggregate value of the assets, less any liabilities, of Target Fund and the assumption by Acquiring Fund of all the liabilities of Target Fund. Target Fund will distribute as of the Closing Date such shares pro rata to its shareholders of record, determined as of the close of business on the Closing Date, in exchange for their shares of Target Fund. The NAV of such shares, the value of Target Fund’s assets, and the amount of Target Fund’s liabilities will be determined as of the Closing Date in accordance with Acquiring Fund’s valuation procedures, which are the same as those of Target Fund.

Target Fund has sold and will continue to sell some of its portfolio securities (which consist predominantly of underlying fund shares) before the Reorganization, reinvesting the proceeds in other securities consistent with its investment objective. In addition, Target Fund expects to sell and purchase portfolio securities in order to more closely align its portfolio with that of Acquiring Fund. The tax impact of any such sales will depend on the difference between the price at which Target Fund sells portfolio securities and Target Fund’s basis in those securities. Because the prices of many of Target Fund’s portfolio securities have appreciated, Target Fund is expected to recognize significant capital gains on such sales, which will result in a pre-Reorganization taxable distribution to Target Fund shareholders that will exceed the amount of taxable distributions they would have received absent the Reorganization. In addition, before the Reorganization, Target Fund expects to pay a final dividend that will have the effect of distributing all of its undistributed investment company income and net realized capital gains to its shareholders, including any such gains resulting from the sale of portfolio securities discussed above.

Each Fund’s obligation to complete the Reorganization is subject to the satisfaction of certain conditions, including: (1) approval of a “majority of the outstanding voting securities,” as defined under the 1940 Act, of Target Fund; and (2) receipt of a favorable opinion of legal counsel as to the federal income tax consequences of the Reorganization as described below under “Material Federal Income Tax Consequences of the Reorganization.” A majority of the outstanding voting securities for these purposes means the lesser of: (1) two-thirds or more of the voting shares of Target Fund represented at a meeting at which more than half of the outstanding voting shares of the Fund are present in person or represented by proxy; or (2) more than half of the outstanding voting shares of Target Fund.

This summary of the Reorganization is not comprehensive and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the Plan, a copy of which is attached as Exhibit A.

Material Federal Income Tax Consequences of the Reorganization

The following is a summary of the anticipated material federal income tax consequences of the Reorganization. The discussion is based upon the Code, Treasury regulations, court decisions, published positions of the IRS, and other applicable authorities, all as in effect on the date of this Combined Prospectus/ Proxy Statement and all of which are subject to change and to differing interpretations (possibly with retroactive effect). This summary is limited to U.S. persons who hold shares of Target Fund as capital assets for federal income tax purposes (generally, assets held for investment). This summary does not address all of the federal income tax consequences that may be relevant to a particular person or to persons who may be subject to special treatment under federal income tax laws. You should consult your tax advisor as to the federal income tax consequences to you of the Reorganization, as well as the effects of state, local, and foreign tax laws.

The Reorganization is intended to qualify for U.S. federal income tax purposes as a reorganization within the meaning of Section 368(a) of the Code. As a condition to the closing of the merger, Target Fund and Acquiring Fund will receive an opinion from Ropes & Gray LLP to the effect that on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for federal income tax purposes:

i.

The acquisition by Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to Target Fund and the assumption of the Assumed Liabilities by Acquiring Fund, followed by the distribution by Target Fund, in liquidation of Target Fund, of Acquiring Fund Shares to Target Fund Shareholders in exchange for their Target Fund Shares and the termination of Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code;

ii.

Under Sections 361 and 357 of the Code, Target Fund will not recognize any gain or loss upon the transfer of all of its assets to Acquiring Fund pursuant to the Plan in exchange solely for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund, or upon the distribution of Acquiring Fund shares by Target Fund to its shareholders in liquidation of Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

iii.	Under Section 354 of the Code, Target Fund shareholders will not recognize any gain or loss upon the exchange of their Target Fund shares for Acquiring Fund shares;

iv.

Under Section 358 of the Code, the aggregate basis in Acquiring Fund shares that Target Fund shareholders receive in exchange for their Target Fund shares will be the same as the aggregate basis of Target Fund shares exchanged therefor;

v.

Under Section 1223(1) of the Code, a Target Fund shareholder’s holding period for Acquiring Fund shares received pursuant to the Plan will include the shareholder’s holding period for Target Fund shares exchanged therefor, provided that the shareholder held Target Fund shares as capital assets on the date of the exchange;

vi.

Under Section 1032 of the Code, Acquiring Fund will not recognize any gain or loss upon the receipt of the assets of Target Fund solely in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of the liabilities of Target Fund;

vii.

Under Section 362(b) of the Code, Acquiring Fund’s tax basis in the assets of Target Fund will be the same as Target Fund’s tax basis immediately before the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above

viii.

Under Section 1223(2) of the Code, the holding period of each asset of Target Fund in the hands of Acquiring Fund, other than any such asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such asset was held or treated for U.S. federal income tax purposes as held by Target Fund; and

Acquiring Fund will succeed to and take into account the items of Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The Funds must receive a tax opinion from Ropes & Gray LLP, counsel to the Funds, substantially to the effect that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. In rendering such opinion, Ropes & Gray LLP will rely upon, among other things, reasonable assumptions as well as representations of Acquiring Fund and Target Fund, and such opinion will be subject to certain qualifications and will provide that it is not free from doubt. The opinion will note and distinguish certain published precedent. No tax ruling has been requested from the IRS in connection with the Reorganization. The tax opinion is not binding on the IRS or a court, and does not preclude the IRS from asserting or adopting a contrary position. If the merger were consummated but did not qualify as a tax-free reorganization, Target Fund shareholders would recognize a taxable gain or loss equal to the difference between their tax basis in their Target Fund shares and the fair market value of the shares of Acquiring Fund received.

Target Fund’s portfolio management team will sell a portion of Target Fund’s portfolio securities (which will consist of underlying fund shares) in connection with the Reorganization. It is anticipated that such transactions will generate capital gains. Any capital gains recognized in these sales on a net basis will be distributed, after reduction by any available losses, to Target Fund’s shareholders as capital gain dividends (to the extent of net realized long-term capital gains in excess of net realized short-term capital losses) or ordinary dividends (to the extent of net realized short-term capital gains in excess of net realized long-term capital losses). Because the Reorganization will end the tax year of Target Fund, it will accelerate distributions to shareholders from Target Fund for its short tax year ending on the date of the Reorganization. Those tax year-end distributions will include any capital gains resulting from portfolio turnover before consummation of the Reorganization that were not previously distributed, as reduced by any available losses, such distributions generally will be taxable to Target Fund shareholders to the extent the shares are held in a taxable account. As of November 30, 2017, Target Fund did not have any capital loss carryover to offset such gains.

Shareholders should note that the Reorganization will end the tax year of Target Fund. In accordance with Target Fund’s policy of distributing its investment company taxable income and net capital gains for each taxable year in order to qualify for favorable tax treatment as a regulated investment company and avoid federal income and excise tax at the fund level, Target Fund will declare and pay a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders all of Target Fund’s investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, through the closing of the Reorganization. These distributions will include any capital gains resulting from portfolio turnover before the Reorganization after reduction by any available losses. Consequently, Target Fund shareholders are expected to receive higher capital gain and ordinary dividend distributions than they would have received absent such portfolio turnover. Such distributions will be taxable to Target Fund shareholders to the extent the shares are held in a taxable account.

Shareholders of Target Fund may redeem their Target Fund shares at any time before the closing of the Reorganization. Generally, shares so redeemed will be considered taxable transactions. Shareholders should consult with their tax advisors regarding the tax implications of potential transactions.

A Funds’ ability to carry forward capital losses and to use them to offset future gains may be limited as a result of the Reorganization. First, “pre-acquisition losses” of either Acquiring Fund or Target Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined fund.

Second, one Fund’s pre-acquisition losses cannot be used to offset unrealized gains in the other Fund that are “built in” at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five tax years. Third, Target Fund’s loss carryforwards, as limited under the previous two rules, are permitted to offset only that portion of the income of Acquiring Fund for the taxable year of the Reorganization that is equal to the portion of Acquiring Fund’s taxable year that follows the date of the Reorganization (prorated according to number of days). Therefore, in certain circumstances, shareholders of either Fund may pay taxes sooner, or pay more taxes, than they would have had the Reorganization not occurred.

In addition, the Combined Fund resulting from the Reorganization will have tax attributes that reflect a blending of the tax attributes of Acquiring Fund and Target Fund at the time of the Reorganization (including as affected by the rules set forth above). Therefore, the shareholders of Target Fund will receive a proportionate share of any “built-in” (unrealized) gains in Acquiring Fund’s assets, as well as any taxable gains realized by Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by Acquiring Fund. As a result, shareholders of Target Fund may receive a greater amount of taxable distributions than they would have had the Reorganization not occurred. Any pre-acquisition losses of Target Fund, if any (whether realized or unrealized), remaining after the operation of the limitation rules described above will become available to offset capital gains realized after the Reorganization and thus may reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses, if any, to Target Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the Combined Fund following the Reorganization, and consequently the extent to which the Combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the effect of the rules described above will depend on factors that are currently unknown, such that this effect cannot be calculated precisely before the Reorganization.

The federal income tax consequences described above are made without regard to the particular facts and circumstances of any particular shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws.

Expenses of the Reorganization

Target Fund will be responsible for and directly pay its ratable portion of the total Reorganization expenses, determined based on each Fund’s average net assets for the fiscal year ended November 30, 2017. Lord Abbett will be responsible for and pay Acquiring Fund’s ratable portion of the expenses incurred in connection with the Reorganization. Such expenses include the cost of hiring a proxy solicitation firm to request and record shareholders’ votes, the cost of preparing, filing, printing, and mailing this Combined Prospectus/Proxy Statement, and related accounting and legal fees. It is estimated that these expenses will total approximately $350,000. Target Fund’s ratable portion of these expenses is estimated to be approximately $65,000. Transaction costs attributable to a particular Fund’s disposition of portfolio securities will be borne and paid directly by that Fund.

INFORMATION ABOUT PROPOSAL TO RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, including the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte”), which currently serves as Target Fund’s independent registered public accounting firm, has been selected by Target Fund’s Audit Committee and ratified by the Board of Trustees, including a majority of the non-Interested Trustees, as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018. Such selection is being submitted to Target Fund shareholders for ratification. If shareholders approve the Reorganization, Deloitte will serve as Target Fund’s independent registered public accounting firm until Target Fund is reorganized into Acquiring Fund, and will continue in that capacity with respect to Acquiring Fund after the Reorganization.

Audit Fees

The aggregate fees billed to Target Fund for the fiscal years ended November 30, 2017 and November 30, 2016 by Deloitte were as follows:

Fiscal Year Ended:	Audit Fees(1)	Audit-Related Fees	Tax Fees(2)	All Other Fees

November 30, 2017	$24,900	$0	$7,940	$0

November 30, 2016	$25,900	$0	$7,910	$0

(1)	Consists of fees for audits of Target Fund’s annual financial statements.

(2)

Consists of fees for tax compliance, tax advice, and tax reporting. Fees for the fiscal years ended November 30, 2017 and November 30, 2016 consisted of fees for preparing the U.S. Income Tax Return for Regulated Investment Companies, New Jersey Corporation Business Tax Return, New Jersey Annual Report Form, U.S. Return of Excise Tax on Undistributed Income of Investment Companies, IRS Forms 1099-MISC and 1096 Annual Summary, and Transmittal of U.S. Information Returns.

The Audit Committee has approved all (100%) of the services listed in the table above.

The aggregate non-audit fees billed by Deloitte for services rendered to Target Fund are shown above in the column titled “All Other Fees.” The aggregate non-audit fees billed by Deloitte for services rendered to Lord Abbett for the fiscal years ended November 30, 2017 and November 30, 2016 were:

Fiscal Year Ended:	Non-Audit Fees(1)

November 30, 2017	$201,416

November 30, 2016	$195,230

(1)	Consists of fees for Independent Services Auditors’ Report on Controls Placed in Operation and Tests of Operating Effectiveness related to Lord Abbett’s Asset Management Services.

Deloitte did not bill any non-audit fees for services rendered to entities controlling, controlled by, or under common control with Lord Abbett for the fiscal years ended November 30, 2017 and November 30, 2016.

Target Fund’s Audit Committee has considered the provision of non-audit services that were rendered to Lord Abbett, and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to Target Fund, that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X and has determined that the provision of such services is compatible with maintaining Deloitte’s independence.

A representative from Deloitte is expected to be present in person or by telephonic conference call at the Meeting and will have the opportunity to make a statement and to respond to appropriate questions.

Audit Committee Pre-Approval Policies and Procedures

Target Fund’s Audit Committee has adopted pre-approval policies and procedures. Such policies and procedures generally provide that the Audit Committee must pre-approve:

•	any audit, audit-related, tax, and other services to be provided to the Lord Abbett Funds, including Target Fund, and

•

any audit-related, tax, and other services to be provided to Lord Abbett and any entity controlling, controlled by, or under common control with Lord Abbett that provides ongoing services to one or more funds comprising Investment Trust if the engagement relates directly to operations and financial reporting of a fund by the independent auditor to assure that the provision of such services does not impair the auditor’s independence.

The Audit Committee has delegated pre-approval authority to its Chairman, subject to a per-event fee limit of $10,000 and an overall annual limit of $25,000. The Chairman will report any pre-approval decisions to the Audit Committee at its next scheduled meeting. Unless a type of service to be provided by the independent auditor has received general pre-approval, it must be pre-approved by the Audit

Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

The Board unanimously recommends
that you vote “FOR” the approval of Proposal 2.

ADDITIONAL INFORMATION

Solicitation Method

This Combined Prospectus/Proxy Statement is being furnished to Target Fund shareholders in connection with the solicitation of proxies on behalf of the Board for the Meeting. It is expected that the solicitation of proxies will be primarily by mail. Additional solicitations may be made by telephone, email, or personal contact by officers or employees of Lord Abbett and its affiliates. Computershare Fund Services, a proxy solicitation firm, has been retained to contact shareholders to obtain their votes for the Meeting. Target Fund also may request brokerage houses, custodians, nominees, and fiduciaries who are shareholders of record to forward proxy material to the beneficial owners of Target Fund’s shares.

Authorizations for another person to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited, the shareholder will be asked to verify his or her identity, and to confirm that the shareholder has received the Combined Prospectus/Proxy Statement and proxy card in the mail. Except for votes cast by automated telephonic voting, within 72 hours of receiving a shareholder’s telephonic voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. In the case of voting instructions electronically transmitted by the Internet, a confirmation will be sent only if specifically requested by the shareholder.

Shareholders requiring further information as to telephonic or electronically transmitted voting instructions or the proxy generally should call 866-525-2664.

Voting Information

Only shareholders of Target Fund as of the Record Date may vote on the proposals. The presence in person or by proxy of the holders of one-third of the outstanding shares of Target Fund entitled to vote is required to constitute a quorum of the Meeting.

Approval of Proposal 1 (the Reorganization) will require the affirmative vote of a “majority of the outstanding voting securities” of Target Fund, as defined in the 1940 Act. The 1940 Act defines such vote as the lesser of (1) two-thirds or more of the total number of shares of all classes of Target Fund present or represented by proxy at the Meeting if the holders of more than half of the outstanding shares of the Fund are present or represented by proxy at the Meeting; or (2) more than half of the total number of the outstanding shares of all classes of Target Fund. The Reorganization will be approved only if a sufficient number of votes are cast “FOR” Proposal 1.

Approval of Proposal 2 (the ratification of the selection of Deloitte as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018) will require the affirmative vote of a majority of the votes cast. With regard to any other business matters that may properly come before the Meeting, the persons named in the enclosed proxy card intend to vote in accordance with their discretion.

Shareholders are entitled to one vote for each full share, and a proportionate vote for each fractional share, of Target Fund held as of the Record Date.

For purposes of determining the presence of a quorum and for determining whether sufficient votes have been received for approval of a proposal, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received voting instructions from the beneficial owner on a particular proposal for which the brokers or nominees do not have discretion to vote) will be treated as shares that are present at the Meeting but which have not been voted. For this reason, abstentions and broker non-votes will assist Target Fund in obtaining a quorum, but both have the practical effect of a “no” vote for purposes of obtaining the requisite vote for approval of each proposal.

If the enclosed proxy card is properly executed and returned in time to be voted at the Meeting, or if the shareholder votes via the Internet or by telephone before the Meeting, the named proxies will vote the shares represented by the proxy in accordance with the shareholder’s instructions. Unless revoked in the manner described below, all valid proxies will be voted in accordance with the specifications on them.

Adjournment of the Meeting

If Target Fund does not receive sufficient votes to hold the Meeting, the Meeting may be adjourned to permit further solicitation of proxies. In determining whether to adjourn the Meeting, the following factors may be considered, among others deemed relevant by the persons designated as proxies: the percentage of votes actually cast, the percentage of negative votes actually cast, and the nature of any further solicitation and any information to be provided to shareholders for such solicitation. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy (whether or not sufficient to constitute a quorum) and entitled to vote at the Meeting. The persons named as proxies will vote on an adjournment after considering the best interests of all Target Fund shareholders. Any authorized voting instructions will be valid for any adjournment of the Meeting.

Revocation of Proxies

Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to Target Fund a written notice of revocation or subsequently executed proxy, or by attending the Meeting and voting in person.

Voting Shares

The table below sets forth the number of shares of Target Fund issued and outstanding at the close of business on the Record Date:

[INSERT SHARES ISSUED AND OUTSTANDING]

Principal Shareholders of Target Fund and Acquiring Fund

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of the Record Date, to the best of our knowledge, the following record holders held 25% or more of each Fund’s outstanding shares:

[INSERT PRINCIPAL SHAREHOLDERS]

Target Fund. As of the Record Date, Target Fund’s officers and trustees, as a group, owned approximately [__]% of Target Fund’s Class I shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”)) owns beneficially or of record more than 5% of the outstanding shares of Target Fund:

[INSERT 5% SHAREHOLDERS]

Acquiring Fund. As of the Record Date, Acquiring Fund’s officers and trustees, as a group, owned approximately [__]% of Acquiring Fund’s Class I shares.

To the knowledge of the Board, as of the Record Date, other than as set forth below, no shareholder or group (as that term is used in Section 13(d) of the 1934 Act) owns beneficially or of record more than 5% of the outstanding shares of Acquiring Fund:

[INSERT 5% SHAREHOLDERS]

Shareholder Rights

The rights of shareholders of Target Fund will not change as a result of the Reorganization because Target Fund and Acquiring Fund both are series of Investment Trust, and therefore are governed by the same Board under the same declaration of trust and by-laws, and are subject to the same legal and regulatory standards.

Target Fund shareholders have the right to redeem their shares at NAV (minus any applicable sales charges) at any time until the Closing Date. Thereafter,

shareholders may redeem shares of Acquiring Fund acquired by them in the Reorganization at the NAV of such shares (minus any applicable sales charges).

Acquiring Fund and Target Fund are subject to the information requirements of the 1940 Act, and accordingly file reports, proxy statements, and other information with the SEC. Such reports, proxy statements, and other information filed by the Funds can be inspected and copied at prescribed rates at the public reference facilities of the SEC at 100 F Street, NE, Washington, DC. Copies of such material also can be obtained from the SEC’s website at www.sec.gov or by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, DC 20549, at prescribed rates. These materials can also be inspected and copied at the following SEC regional offices: Atlanta Regional Office: 3475 Lenox Road, NE., Suite 1000, Atlanta, GA 30326-1232; Boston Regional Office: 33 Arch Street, 23rd Floor, Boston, MA 02110-1424; Chicago Regional Office: 175 West Jackson Boulevard, Suite 900, Chicago, IL 60604-2908; Denver Regional Office: 1801 California Street, Suite 1500, Denver, CO 80202-2656; Fort Worth Regional Office: Burnett Plaza, Suite 1900, 801 Cherry Street, Unit #18, Fort Worth, TX 76102-6882; Los Angeles Regional Office: 5670 Wilshire Boulevard, 11th Floor, Los Angeles, CA 90036-3648; Miami Regional Office: 801 Brickell Avenue, Suite 1800, Miami, FL 33131-4901; New York Regional Office: 3 World Financial Center, Suite 400, New York, NY 10281-1022; Philadelphia Regional Office: 701 Market Street, Suite 2000, Philadelphia, PA 19106-1532; Salt Lake City Regional Office: 15 W. South Temple Street, Suite 1800, Salt Lake City, UT 84101-1573; and San Francisco Regional Office: 44 Montgomery Street, Suite 2600, San Francisco, CA 94104-4716.

FINANCIAL STATEMENTS AND ADDITIONAL INFORMATION
ABOUT THE FUNDS

Additional information about the Funds (including their respective financial statements) is available in Target Fund’s prospectus, the Funds’ SAI, each Fund’s semi-annual and annual reports, and in the section of this Combined Prospectus/Proxy Statement titled “Information from Acquiring Fund’s April 1, 2018 Prospectus.”

FINANCIAL HIGHLIGHTS

These tables describe Acquiring Fund’s performance for the fiscal periods indicated. “Total Return” shows how much your investment in Acquiring Fund would have increased or decreased during each period without considering the effects of sales loads and assuming you had reinvested all dividends and distributions. These Financial Highlights have been audited by Deloitte & Touche LLP, Acquiring Fund’s independent registered public accounting firm, in conjunction with their annual audit of the Fund’s financial statements. Financial statements and the report of the independent registered public accounting firm thereon appear in the 2017 annual report to shareholders and are incorporated by reference in Acquiring Fund’s SAI, which is available upon request. Certain information reflects financial results for a single Acquiring Fund share. Target Fund’s financial highlights, which have been audited by Deloitte & Touche LLP, Target Fund’s independent registered public accounting firm, are included in Target Fund’s Prospectus dated April 1, 2018, as supplemented and Annual Report for the fiscal year ended November 30, 2017, which are incorporated by reference into this Combined Prospectus/Proxy Statement.

INFORMATION FROM ACQUIRING FUND’S
APRIL 1, 2018 PROSPECTUS(1)

Investment Objective

The Fund’s investment objective is to seek long-term capital appreciation and growth of income.

Principal Investment Strategies

The Fund is a “fund-of-funds” that invests principally in affiliated mutual funds managed by Lord Abbett (the “underlying funds”). Under normal conditions, through the underlying funds, the Fund indirectly invests primarily in U.S. equity securities and select fixed income securities and foreign (including emerging market) securities. The Fund tactically allocates its assets among these asset classes in response to market conditions or to seek to capitalize on investment opportunities. The Fund uses a “blend” strategy to gain investment exposure to both growth and value stocks, or to stocks with characteristics of both.

Under normal conditions, the Fund seeks to maintain the following target allocations among underlying funds that primarily invest in the asset classes shown below, each measured at the time of investment in an underlying fund. The Fund seeks to capture investment opportunities the portfolio management team believes are attractive as such opportunities arise. Accordingly, the Fund has wide latitude to allocate its assets among asset classes. Due to market fluctuations and other factors, the Fund’s actual allocations among the underlying funds may differ from the target allocations shown below. Although Lord Abbett actively reallocates the Fund’s assets among the underlying funds, it is not required to do so if market fluctuations cause the Fund’s actual allocations among the underlying funds to deviate from the target allocations shown below. The Fund may rebalance its allocation among the underlying funds or add or remove underlying funds, in each case, without shareholder approval or notice. The Fund’s direct investments in derivatives will be allocated to the asset class they synthetically replicate, as applicable.

Asset Class	Target Allocation
Equity	35% - 85%
Fixed Income	15% - 65%
Foreign	0% - 30%

The Fund classifies underlying funds based on the asset class in which an underlying fund primarily invests even though the underlying fund may have a portion of its assets invested in another asset class. As a result, the Fund’s actual exposure to individual asset classes may exceed the ranges shown above.

(1)	Throughout this section, references to “the Fund” relate to the Acquiring Fund.

Through the underlying funds, which are described in “Appendix B: Underlying Funds of the Acquiring Fund,” the Fund’s assets are allocated primarily to the following types of investments:

•

Equity securities of large, mid-sized, and small companies. The underlying funds may invest in any security that represents equity ownership in a company. Equity securities usually include common stocks, preferred stocks, equity interests in trusts (including REITs and privately offered trusts), partnerships, joint ventures, limited liability companies and vehicles with similar legal structures, and other instruments with similar characteristics. The underlying funds consider equity securities to include warrants, rights offerings, convertible securities, and investments that convert into the equity securities described above.

•	Growth companies that the underlying funds believe exhibit faster-than-average gains in earnings and have the potential to continue profit growth at a high level.

•

Value companies that the underlying funds believe to be undervalued according to certain financial measurements of intrinsic worth or business prospects and to have the potential for capital appreciation.

•

Fixed income securities of various types. Currently, the underlying funds invest in fixed income securities consisting principally of high-yield debt securities, investment grade debt securities, mortgage-related and other asset-backed securities, municipal bonds, U.S. Government securities, convertible securities, bank loans, inflation-linked investments, and cash equivalents. Certain of the underlying funds may invest up to 100% of their assets in fixed income securities that are below investment grade (commonly referred to as “high-yield” or “junk” bonds). High-yield debt securities are rated BB/Ba or lower by an independent rating agency, or are unrated but determined by Lord Abbett to be of comparable quality.

•

Foreign securities (including emerging market securities and ADRs, GDRs, and other similar depositary receipts), which may be traded on a U.S. or non-U.S. securities exchange and may be denominated in the U.S. dollar (or other currencies).

In addition to investing in the underlying funds, the Fund may invest directly in any type of derivative as part of its investment strategies or for risk management purposes. Currently, the Fund may invest in derivatives consisting principally of futures, forwards, options, and swaps. Derivatives are financial instruments that derive their value from the value of an underlying asset, reference rate, or index and may be traded either on an exchange or OTC. To the extent that the Fund invests directly in derivatives, the Fund intends to do so primarily for non-hedging purposes. When investing in this manner, the Fund may use a derivative investment, such as an index future, to adjust exposure to, or to change the weighting of its investments in, a particular asset class without increasing or decreasing the allocation among the underlying funds.

For example, the Fund may adjust its exposure to fixed income securities by investing in a total return swap on a CDX as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in fixed income securities. Similarly, the Fund may adjust its exposure to mid-cap stocks by investing in an S&P MidCap 400 Index futures contract, for example, as an alternative to increasing or decreasing its holdings of underlying funds that invest primarily or substantially in mid-cap stocks. The Fund may use derivatives to gain exposure to any asset class, whether or not represented by the underlying funds. The Fund also may sell index futures short to reduce its exposure to a particular asset class represented by the index or to profit from an anticipated decline in the returns of the index. The Fund may invest in U.S. Treasury futures or sell U.S. Treasury futures short to adjust the Fund’s exposure to the direction of interest rates, or for other portfolio management reasons. The Fund may use other types of derivative instruments to adjust the Fund’s exposure to asset classes represented by the underlying funds, and may use derivative investments to gain access to asset classes that currently are not represented by the underlying funds in order to seek to enhance investment returns. In addition, the Fund may invest in total return swaps on indexes to adjust its exposure to the asset class represented by the indexes. The Fund may use total return swaps where futures contracts are not available or in other cases as determined by the Fund’s portfolio management team.

The market value of the Fund’s directly held positions in derivatives, determined at the time of the most recent position established, will not exceed 50% of the Fund’s net assets. The Fund currently expects, however, that under normal conditions the market value of such instruments, determined at the time of the most recent position established, will not exceed 35% of the Fund’s net assets. These percentage limitations exclude Fund assets indirectly invested in derivatives through the underlying funds. The Fund currently operates pursuant to an exemption from regulation by the Commodity Futures Trading Commission as a commodity pool under the Commodity Exchange Act. The Fund currently intends to limit its investments in derivatives to continue to comply with the conditions of the exemption, but the Fund may be subject to regulation as a commodity pool in the future.

The portfolio management team tactically allocates the Fund’s assets among the underlying funds based on market conditions, interest rate changes, and regulatory developments. The portfolio management team focuses on select asset classes that have exhibited strong historical performance and that the portfolio management team believes will provide attractive long-term, risk-adjusted returns. The portfolio management team also evaluates each asset class’ relative value and risk/return potential. Factors considered for fixed income allocations may include credit exposure, interest rate and prepayment risks, and maturity provisions. Factors considered for equity allocations may include cash flows and dividends, projected future earnings, and management ability. Factors considered for foreign allocations may include fluctuations in currency exchange rates, and global political, market, and social developments.

The Fund may sell or reallocate its investments among the underlying funds for a variety of other reasons, such as to secure gains, limit losses, redeploy assets, or satisfy redemption requests, among others. In considering whether to sell an investment, the Fund may evaluate factors including, but not limited to, the current allocation among the underlying funds, the overall market outlook, and the condition of the overall economy.

Temporary Defensive Strategies. The Fund seeks to remain fully invested in accordance with its investment objective. However, in an attempt to respond to adverse market, economic, political, or other conditions, the Fund may take a temporary defensive position that is inconsistent with its principal investment strategies by holding some or all of its assets in short-term investments. These investments include cash, commercial paper, money market instruments, repurchase agreements, and U.S. Government securities. The Fund also may hold these types of investments while looking for suitable investment opportunities or to maintain liquidity. Taking a temporary defensive position could prevent the Fund from achieving its investment objective.

Restrictions Relating to Other (Non-Principal) Investment Techniques. In addition to the principal investment strategies discussed above, the Fund may use other investment techniques in seeking to achieve its investment objective. The applicable investment restrictions associated with such other investment techniques are set forth below. Please see “Fund Investments” in Part I of the SAI and “Additional Information on Portfolio Investments, Risks, and Techniques” in Part II of the SAI for more information on these and the other investment techniques that may be used by the Fund.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. An illiquid security is a security that, in the determination of the Fund, likely cannot be sold or disposed of in the ordinary course of business within seven (7) calendar days at approximately the amount at which it is currently valued by the Fund.

Options. The Fund may purchase and sell (write) exchange-listed or over-the-counter put and call options. The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security at an agreed upon price on an agreed upon date. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund’s investments in reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Information for Managing Your Acquiring Fund Account

The following discussion describes policies and procedures relating to the purchase, exchange, and redemption of shares of Acquiring Fund and other policies and procedures applicable to Acquiring Fund, which will be the same for the Combined Fund following the Reorganization.

Choosing a Share Class

Each class of shares represents an investment in the same portfolio of securities, but each has different availability and eligibility criteria, sales charges, expenses, and dividends, allowing you to choose the available class that best meets your needs. You should read this section carefully to determine which class of shares is best for you and discuss your selection with your financial intermediary. Factors you should consider in choosing a share class include:

•	the amount you plan to invest;

•	the length of time you expect to hold your investment;

•	the total costs associated with your investment, including any sales charges that you may pay when you buy or sell your Fund shares and expenses that are paid out of Fund assets over time;

•	whether you qualify for any reduction or waiver of sales charges;

•	whether you plan to take any distributions in the near future;

•	the availability of the share class;

•	the services that will be available to you; and

•	the amount of compensation that your financial intermediary will receive.

If you plan to invest a large amount and your investment horizon is five years or more, as between Class A and C shares, Class A shares may be more advantageous than Class C shares. The higher ongoing annual expenses of Class C shares may cost you more over the long term than the front-end sales charge you would pay on larger purchases of Class A shares.

Retirement and Benefit Plans and Fee-Based Programs. The availability of share classes and certain features of share classes may depend on the type of financial intermediary through which you invest, including retirement and benefit plans and fee-based programs. As used in this prospectus, the term “retirement and benefit plans” refers to qualified and non-qualified retirement plans, deferred compensation plans and other employer-sponsored retirement, savings or benefit plans, such as defined benefit plans, 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans, and money purchase pension plans, but does not include IRAs, unless explicitly stated elsewhere in the prospectus. As used in this prospectus, the term “fee-based programs” refers to programs sponsored by financial intermediaries that provide fee-based investment advisory programs or services (including mutual fund wrap programs) or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the client pays a fee based on the total asset value of the client’s account for all or a specified number of transactions, including mutual fund purchases, in the account during a certain period.

Key Features of Share Classes. The following table compares key features of each share class. You should review the fee table and example at the front of this prospectus carefully before choosing your share class. For more information, please see the section of the prospectus titled “Choosing a Share Class – Additional Information about the Availability of Share Classes.” As a general matter, share classes with relatively lower expenses tend to have relatively higher dividends. Your financial intermediary can help you decide which class meets your goals. Not all share classes may be available for purchase in all states or available through your financial intermediary. Please check with your financial intermediary for more information about the availability of share classes. Your financial intermediary may receive different compensation depending upon which class you choose.

Class A Shares

Availability	Available through financial intermediaries to individual investors, certain retirement and benefit plans, and fee-based advisory programs(1)

Front-End Sales Charge	Up to 2.25%; reduced or waived for large purchases and certain investors; eliminated for purchases of $500,000 or more

CDSC	1.00% on redemptions made within one year following purchases of $500,000 or more; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class A shares of most Lord Abbett Funds

Class B Shares

Availability

Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution

Front-End Sales Charge	None

CDSC	Up to 5.00% on redemptions; reduced over time and eliminated after sixth anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion to Class A shares after approximately the eighth anniversary of purchase(4)

Exchange Privilege(3)	Class B shares of most Lord Abbett Funds

Class C Shares

Availability	Available through financial intermediaries to individual investors and certain retirement and benefit plans; purchases generally must be under $500,000

Front-End Sales Charge	None

CDSC	1.00% on redemptions made before the first anniversary of purchase; waived under certain circumstances

Distribution and Service (12b-1) Fee(2)	1.00% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.75%

Automatic Conversion	Automatic conversion into Class A shares the month following the tenth anniversary of purchase(5)

Exchange Privilege(3)	Class C shares of most Lord Abbett Funds

Class F Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.10% of the Fund’s average daily net assets, comprised of: Service Fee: None Distribution Fee: 0.10%(6)

Automatic Conversion	None

Exchange Privilege(3)	Class F shares of most Lord Abbett Funds

Class F3 Shares

Availability	Available only to eligible fee-based advisory programs, clients of certain registered investment advisers, and other specified categories of eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class F3 shares of most Lord Abbett Funds

Class I Shares

Availability	Available only to eligible investors

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class I shares of most Lord Abbett Funds

Class P Shares

Availability	Available on a limited basis through certain financial intermediaries and retirement and benefit plans(7)

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.45% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.20%

Automatic Conversion	None

Exchange Privilege(3)	Class P shares of most Lord Abbett Funds

Class R2 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.60% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.35%

Automatic Conversion	None

Exchange Privilege(3)	Class R2 shares of most Lord Abbett Funds

Class R3 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.50% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: 0.25%

Automatic Conversion	None

Exchange Privilege(3)	Class R3 shares of most Lord Abbett Funds

Class R4 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege(3)	Class R4 shares of most Lord Abbett Funds

Class R5 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R5 shares of most Lord Abbett Funds

Class R6 Shares

Availability	Available only to eligible retirement and benefit plans

Front-End Sales Charge	None

CDSC	None

Distribution and Service (12b-1) Fee(2)	None

Automatic Conversion	None

Exchange Privilege(3)	Class R6 shares of most Lord Abbett Funds

Class T Shares

Availability	Available through certain financial intermediaries to individual investors and certain retirement and benefit plans

Front-End Sales Charge(8)	Up to 2.50%; reduced for large purchases; reduced or waived for certain investors

CDSC	None

Distribution and Service (12b-1) Fee(2)	0.25% of the Fund’s average daily net assets, comprised of: Service Fee: 0.25% Distribution Fee: None

Automatic Conversion	None

Exchange Privilege	None

(1)	Class A shares are not available for purchase by retirement and benefit plans, except as described in “Additional Information about the Availability of Share Classes.”
(2)

The 12b-1 plan provides that the maximum payments that may be authorized by the Board are: for Class T shares, 0.25%; for Class A and R4 shares, 0.50%; for Class P shares, 0.75%; and for Class B, C, F, R2, and R3 shares, 1.00%. The rates shown in the table above are the 12b-1 rates currently authorized by the Board for each share class and may be changed only upon authorization of the Board. The 12b-1 plan does not permit any payments for Class F3, I, R5, or R6 shares.

(3)	Ask your financial intermediary about the Lord Abbett Funds available for exchange.
(4)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

(5)

Effective April 30, 2018, Class C shares will convert automatically into Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the tenth anniversary of the month on which the purchase order was accepted, provided that the Fund or the financial intermediary through which a shareholder purchased Class C shares has records verifying that the Class C shares have been held for at least ten years.

(6)	The 0.10% Class F share 12b-1 fee may be designated as a service fee in limited circumstances as described in “Financial Intermediary Compensation.”
(7)	Class P shares are closed to substantially all new investors.
(8)	The entire sales charge is paid to the financial intermediary.

Investment Minimums. The minimum initial and additional amounts shown below vary depending on the class of shares you buy and the type of account. Certain financial intermediaries may impose different restrictions than those described below. Consult your financial intermediary for more information. Class B shares no longer are available for purchase by new or existing investors and only will be issued in connection with (i) an exchange of Class B shares from another Lord Abbett Fund or (ii) a reinvestment of a dividend and/or capital gain distribution. For Class I shares, the minimum investment shown below applies to certain types of institutional investors, but does not apply to registered investment advisers or retirement and benefit plans otherwise eligible to invest in Class I shares. Class P shares are closed to substantially all new investors. There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Investment Minimums — Initial/Additional Investments

Class	A, C, and T(1)	F, P, R2, R3, R4, R5, and R6	F3	I

General and IRAs without Invest-A-Matic Investments	$1,500/No minimum	N/A	No minimum	See below

Invest-A-Matic Accounts(2)	$250/$50	N/A	No minimum	N/A

IRAs, SIMPLE and SEP Accounts with Payroll Deductions	No minimum	N/A	N/A	N/A

Fee-Based Advisory Programs and Retirement and Benefit Plans	No minimum	No minimum	No minimum	No minimum

(1)

There is no investment minimum for Class A or T shares purchased by investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor LLC to offer Class A and/or T shares through a load-waived network or platform, which may or may not charge transaction fees.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

Class I Share Minimum Investment. Unless otherwise provided, the minimum amount of an initial investment in Class I shares is $1 million. There is no minimum initial investment for (i) purchases through or by registered investment advisers, bank trust departments, and other financial intermediaries otherwise eligible to purchase Class I shares that charge a fee for services that include investment advisory or management services or (ii) purchases by retirement and benefit plans meeting the Class I eligibility requirements described below. There is no investment minimum for additional investments in Class I shares. These investment minimums may be suspended, changed, or withdrawn by Lord Abbett Distributor LLC, the Fund’s principal underwriter (“Lord Abbett Distributor”).

Additional Information about the Availability of Share Classes.

Eligible Fund

An Eligible Fund is any Lord Abbett Fund except for (1) Lord Abbett Series Fund, Inc.; (2) Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc. (“Money Market Fund”) (except for holdings in Money Market Fund which are attributable to any shares exchanged from the Lord Abbett Funds); and (3) any other fund the shares of which are not available to the investor at the time of the transaction due to a limitation on the offering of the fund’s shares.

Class A Shares. Class A shares are available for investment by retirement and benefit plans only under the following circumstances: (i) the retirement and benefit plans have previously invested in Class A shares of the Fund as of the close of business on December 31, 2015; (ii) the retirement and benefit plan investments are subject to a front-end sales charge and, with respect to retirement or benefit plans serviced by a recordkeeping platform, such recordkeeping platform is able to apply properly a sales charge on such investments by the plan; or (iii) the retirement and benefit plan investments are eligible for a Class A sales charge waiver under Appendix A to this prospectus. Class A shares remain available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, and 529 college savings plans.

Class B Shares. The Fund no longer offers Class B shares for new or additional investments. Existing shareholders of Class B shares may reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Lord Abbett Funds as permitted by the current exchange privileges. The 12b-1 fee, contingent deferred sales charge (“CDSC”), and conversion features will continue to apply to Class B shares held by shareholders. Any purchase request for Class B shares will be deemed to be a purchase request for Class A shares and will be subject to any applicable sales charge.

Class C Shares. The Fund will not accept purchases of Class C shares of $500,000 or more, or in any amount that, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the investor holding more than $500,000 of shares of Eligible Funds at the time of such purchase, unless an appropriate representative of the investor’s broker-dealer firm (or other financial intermediary, as applicable) provides written authorization for the transaction. Please contact Lord Abbett Distributor with any questions regarding eligibility to purchase Class C shares based on the prior written authorization from the investor’s broker-dealer firm or other financial intermediary.

With respect to qualified retirement plans, the Fund will not reject a purchase of Class C shares by such a plan in the event that a purchase amount, when combined with the value of all shares of Eligible Funds under the terms of rights of accumulation, would result in the plan holding more than $500,000 of shares of Eligible Funds at the time of the purchase. Any subsequent purchase orders submitted by the plan, however, would be subject to the Class C share purchase limit policy described above. Such subsequent purchases would be considered purchase orders for Class R3 shares.

Class F Shares. Class F shares generally are available (1) to investors participating in fee-based advisory programs that have (or whose trading agents have) an agreement with Lord Abbett Distributor, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, and (3) to individual investors through financial intermediaries that offer Class F shares.

Class F3 Shares. Class F3 shares are available (1) for orders made by or on behalf of financial intermediaries for clients participating in fee-based advisory programs that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders, (2) to investors that are clients of certain registered investment advisers that have an agreement with Lord Abbett Distributor, if it so deems appropriate, (3) to individual investors through financial intermediaries that offer Class F3 shares, (4) to state sponsored 529 college savings plans, (5) to institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class F3 shares of at least $1 million in the Fund in which the institutional investor purchases Class F3 shares, and (6) to other programs and platforms that have an agreement with the Fund and/or Lord Abbett Distributor.

Class I Shares. Class I shares are available for purchase by the entities identified below. An investor that is eligible to purchase Class I shares under one of the categories below need not satisfy the requirements of any other category.

•

Institutional investors, including companies, foundations, endowments, municipalities, trusts (other than individual or personal trusts established for estate or financial planning purposes), and other entities determined by Lord Abbett Distributor to be institutional investors, making an initial minimum purchase of Class I shares of at least $1 million in the Fund in which the institutional investor purchases Class I shares. Such institutional investors may purchase Class I shares directly or through a registered broker-dealer, provided that such purchases are not made by or on behalf of institutional investors that are participants in a fee-based program the participation in which is available to non-institutional investors, as described below.

•

Institutional investors purchasing Class I shares in fee-based investment advisory programs the participants of which are limited solely to institutional investors otherwise eligible to purchase Class I shares and where the program sponsor has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. Institutional investors investing through such an investment advisory program are not subject to the $1 million minimum initial investment.

•

Registered investment advisers investing on behalf of their advisory clients may purchase Class I shares without any minimum initial investment, provided that Class I shares are not available for purchase by or on behalf of:

•

Participants in fee-based broker-dealer-sponsored investment advisory programs or services (other than as described above), including mutual fund wrap programs, or a bundled suite of services, such as brokerage, investment advice, research, and account management, for which the participant pays for all or a specified number of transactions, including mutual fund purchases, in the participant’s account during a certain period; or

•

Non-institutional advisory clients of a registered investment adviser that also is a registered broker-dealer and where the firm has entered into any agreement or arrangement whereby Lord Abbett makes payments to the firm out of its own resources for various services, such as marketing support, training and education activities, and other services for which Lord Abbett may make such revenue sharing payments to the firm.

•

Notwithstanding the foregoing, at the discretion of Lord Abbett Distributor, participants in a bank-offered fee-based program may purchase Class I shares without any minimum initial investment if: (i) the program is part of a research-driven discretionary advisory platform offered through affiliated distribution channels including, at a minimum, private bank, broker-dealer, and independent registered investment advisor channels; and (ii) the program uses institutional mutual fund share classes exclusively.

•

Bank trust departments and trust companies purchasing shares for their clients may purchase Class I shares without any minimum initial investment, provided that the bank or trust company (and its trading agent, if any) has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases. This provision does not extend to bank trust departments acting on behalf of retirement and benefit plans, which are subject to separate eligibility criteria as discussed immediately below.

•

Retirement and benefit plans investing directly or through an intermediary may purchase Class I shares without any minimum initial investment, provided that in the case of an intermediary, the intermediary has entered into a special arrangement with the Fund and/or Lord Abbett Distributor specifically for such purchases subject to the following limitations. Class I shares are closed to substantially all new retirement and benefit plans. However, retirement and benefit plans that have invested in Class I shares as of the close of business on December 31, 2015, may continue to hold Class I shares and may make additional purchases of Class I shares, including purchases by new plan participants.

•

Each registered investment company within the Lord Abbett Family of Funds that operates as a fund-of-funds and, at the discretion of Lord Abbett Distributor, other registered investment companies that are not affiliated with Lord Abbett and operate as funds-of-funds, may purchase Class I shares without any minimum initial investment.

Shareholders who do not meet the above criteria but currently hold Class I shares may continue to hold, purchase, exchange, and redeem Class I shares, provided that there has been no change in the account since purchasing Class I shares. Financial intermediaries should contact Lord Abbett Distributor to determine whether the financial intermediary may be eligible for such purchases.

Class P Shares. Class P shares are closed to substantially all new investors. Existing shareholders holding Class P shares may continue to hold their Class P shares and make additional purchases, redemptions, and exchanges. Class P shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R2, R3, R4, R5, and R6 (collectively referred to as “Class R”) Shares. Class R shares generally are available through:

•

employer-sponsored retirement and benefit plans where the employer, administrator, recordkeeper, sponsor, related person, financial intermediary, or other appropriate party has entered into an agreement with the Fund or Lord Abbett Distributor to make Class R shares available to plan participants; or

•	dealers that have entered into certain approved agreements with Lord Abbett Distributor.

Class R shares also are available for orders made by or on behalf of a financial intermediary for clients participating in an IRA rollover program sponsored by the financial intermediary that operates the program in an omnibus recordkeeping environment and has entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Class R shares generally are not available to retail non-retirement accounts, traditional and Roth IRAs, Coverdell Education Savings Accounts, SEPs, SARSEPs, SIMPLE IRAs, individual 403(b) plans, or 529 college savings plans.

Class T Shares. Class T shares may be available for orders made through certain financial intermediaries that have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such orders.

Sales Charges

The availability of certain sales charge reductions and waivers may depend on whether you purchase your shares directly from the Fund or through a financial intermediary. Different intermediaries may impose different sales charges (including potential reductions in or waivers of sales charges) other than those listed below. Such intermediary-specific sales charge variations are described in Appendix A to this prospectus, titled “Intermediary-Specific Sales Charge Reductions and Waivers.” Appendix A is part of this prospectus.

In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive these reductions or waivers.

As an investor in the Fund, you may pay one of two types of sales charges: a front-end sales charge that is deducted from your investment when you buy Fund shares or a CDSC that applies when you sell Fund shares.

Class A and T Share Front-End Sales Charges. Front-end sales charges are applied only to Class A and T shares. You buy Class A and T shares at the offering price, which is the net asset value (“NAV”) plus a sales charge. You pay a lower rate as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the Fund’s distributions or dividends you reinvest in additional Class A or T shares. The tables below show the rate of sales charge you pay (expressed as a percentage of the offering price and the net amount you invest), depending on the class and amount you purchase.

Front-End Sales Charge — Class A Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $100,000	2.25%	2.30%	.9775	2.00%

$100,000 to $249,999	1.75%	1.78%	.9825	1.50%

$250,000 to $499,999	1.25%	1.26%	.9875	1.00%

$500,000 and over	No Sales Charge	No Sales Charge	1.0000	†

†	See “Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge.” Note: The above percentages may vary for particular investors due to rounding.

Front-End Sales Charge — Class T Shares

Your Investment	Front-End Sales Charge as a % of Offering Price	Front-End Sales Charge as a % of Your Investment	To Compute Offering Price Divide NAV by	Maximum Dealer’s Concession as a % of Offering Price

Less than $250,000	2.50%	2.56%	.975	2.50%

$250,000 to $499,999	2.00%	2.04%	.980	2.00%

$500,000 to $999,999	1.50%	1.52%	.985	1.50%

$1,000,000 and over	1.00%	1.01%	.990	1.00%

Note: The above percentages may vary for particular investors due to rounding.

CDSC. Regardless of share class, the CDSC is not charged on shares acquired through reinvestment of dividends or capital gain distributions and is charged on the original purchase cost or the current market value of the shares at the time they are redeemed, whichever is lower. In addition, repayment of loans under certain retirement and benefit plans will constitute new sales for purposes of assessing the CDSC. To minimize the amount of any CDSC, the Fund redeems shares in the following order:

1.	shares acquired by reinvestment of dividends and capital gain distributions (always free of a CDSC);

2.	shares held for six years or more (Class B), or one year or more (Class A and C); and

3.	shares held the longest before the sixth anniversary of their purchase (Class B), or before the first anniversary of their purchase (Class A and C).

If you acquire Fund shares through an exchange from another Lord Abbett Fund that originally were purchased subject to a CDSC and you redeem before the applicable CDSC period has expired, you will be charged the CDSC (unless a CDSC waiver applies). The CDSC will be remitted to the appropriate party. Class F, F3, I, P, R2, R3, R4, R5, R6, and T shares are not subject to a CDSC.

Class A Share CDSC. If you buy Class A shares of the Fund under certain purchases at NAV (without a front-end sales charge) or if you acquire Class A shares of the Fund in exchange for Class A shares of another Lord Abbett Fund subject to a CDSC, and you redeem any of the Class A shares before the first day of the month in which the one-year anniversary of your purchase falls, a CDSC of 1% normally will be collected.

Class B Share CDSC. The CDSC for Class B shares normally applies if you redeem your shares before the sixth anniversary of the day on which the purchase order was accepted. The CDSC will be remitted to Lord Abbett Distributor. The CDSC declines the longer you own your shares, according to the following schedule:

CDSC — Class B Shares

Anniversary of the Day on Which the Purchase Order was Accepted(1)	CDSC on Redemptions (as a % of Amount Subject to CDSC)

Before the 1st	5.0%

On the 1st, before the 2nd	4.0%

On the 2nd, before the 3rd	3.0%

On the 3rd, before the 4th	3.0%

On the 4th, before the 5th	2.0%

On the 5th, before the 6th	1.0%

On or after the 6th anniversary(2)	None

(1)	The anniversary is the same calendar day in each respective year after the date of purchase. For example, the anniversary for shares purchased on May 1st will be May 1st of each succeeding year.
(2)

Class B shares automatically will convert to Class A shares on the 25th day of the month (or, if the 25th is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted.

Class C Share CDSC. The 1% CDSC for Class C shares normally applies if you redeem your shares before the first anniversary of your purchase. The CDSC will be remitted to Lord Abbett Distributor.

Sales Charge Reductions and Waivers

Please inform the Fund or your financial intermediary at the time of your purchase of Fund shares if you believe you qualify for a reduced front-end sales charge. More information about sales charge reductions and waivers is available free of charge at www.lordabbett.com/flyers/breakpoints_info.pdf.

Reducing Your Class A Share Front-End Sales Charge. You may purchase Class A shares at a discount if you qualify under the circumstances outlined below. To receive a reduced front-end sales charge, you must let the Fund or your financial intermediary know at the time of your purchase of Fund shares that you believe you qualify for a discount. If you or a related party have holdings of Eligible Funds in other accounts with your financial intermediary or with other financial intermediaries that may be combined with your current purchase in determining the sales charge as described below, you must let the Fund or your financial intermediary know. You may be asked to provide supporting account statements or other information to allow us or your financial intermediary to verify your eligibility for a discount. If you or your financial intermediary do not notify the Fund or provide the requested information, you may not receive the reduced sales charge for which you otherwise qualify. Class A shares may be purchased at a discount if you qualify under any of the following conditions:

•	Larger Purchases – You may reduce or eliminate your Class A front-end sales charge by purchasing Class A shares in greater quantities. The breakpoint discounts offered by the Fund are indicated in the table under “Sales Charges – Class A and T Share Front-End Sales Charges.”

•

Rights of Accumulation – A Purchaser (as defined below) may combine the value of Class A, B, C, F, and P shares of any Eligible Fund currently owned with a new purchase of Class A shares of any Eligible Fund in order to reduce the sales charge on the new purchase. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes.

To the extent that your financial intermediary is able to do so, the value of Class A, B, C, F, and P shares of Eligible Funds determined for the purpose of reducing the sales charge of a new purchase under the Rights of Accumulation will be calculated at the higher of: (1) the aggregate current maximum offering price of your existing Class A, B, C, F, and P shares of Eligible Funds; or (2) the aggregate amount you invested in such shares (including dividend reinvestments but excluding capital appreciation) less any redemptions. You should retain any information and account records necessary to substantiate the historical amounts you and any related Purchasers have invested in Eligible Funds. You must inform the Fund and/ or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

•

Letter of Intention – In order to reduce your Class A front-end sales charge, a Purchaser may combine purchases of Class A, C, F, and P shares of any Eligible Fund the Purchaser intends to make over the next 13 months in determining the applicable sales charge. The 13-month Letter of Intention period commences on the day that the Letter of Intention is received by the Fund, and the Purchaser must tell the Fund that later purchases are subject to the Letter of Intention. Purchases submitted prior to the date the Letter of Intention is received by the Fund are not counted toward the sales charge reduction. Current holdings under Rights of Accumulation may be included in a Letter of Intention in order to reduce the sales charge for purchases during the 13-month period covered by the Letter of Intention. Shares purchased through reinvestment of dividends or distributions are not included. Class F3, I, R2, R3, R4, R5, R6, and T share holdings may not be combined for these purposes. Class A shares valued at 5% of the amount of intended purchases are escrowed and may be redeemed to cover the additional sales charges payable if the intended purchases under the Letter of Intention are not completed. The Letter of Intention is neither a binding obligation on you to buy, nor on the Fund to sell, any or all of the intended purchase amount.

Reducing Your Class T Share Front-End Sales Charge. You may purchase Class T shares at a discount if your purchase qualifies for the front-end sales charge breakpoint discounts set forth in the table applicable to Class T shares included above in “Sales Charges – Class A and T Share Front-End Sales Charges,” or if your purchase qualifies for a front-end sales charge waiver under the condition described below in “Sales Charge Reductions and Waivers – Front End Sales Charge Waivers.”

Purchaser

A Purchaser includes: (1) an individual; (2) an individual, his or her spouse, domestic partner, and children under the age of 21; (3) retirement and benefit plans including a 401(k) plan, profit-sharing plan, money purchase plan, defined benefit plan, and 457(b) plan sponsored by a governmental entity, non-profit organization, school district or church to which employer contributions are made, as well as SIMPLE IRA plans and SEP-IRA plans; or (4) a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account. An individual may include under item (1) his or her holdings in Eligible Funds as described below in IRAs, as a sole participant of a retirement and benefit plan sponsored by the individual’s business, and as a participant in a 403(b) plan to which only pre-tax salary deferrals are made. An individual, his or her spouse, and domestic partner may include under item (2) their holdings in IRAs, and as the sole participants in retirement and benefit plans sponsored by a business owned by either or both of them. A retirement and benefit plan under item (3) includes all qualified retirement and benefit plans of a single employer and its consolidated subsidiaries, and all qualified retirement and benefit plans of multiple employers registered in the name of a single bank trustee.

Front-End Sales Charge Waivers. Class A shares may be purchased without a front-end sales charge (at NAV) under any of the following conditions:

•	purchases of $500,000 or more (may be subject to a CDSC);

•

purchases by retirement and benefit plans with at least 100 eligible employees, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•

purchases for retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans, if such retirement and benefit plan held Class A shares of the Fund as of the close of business on December 31, 2015 (may be subject to a CDSC);

•	purchases made by or on behalf of financial intermediaries for clients that pay the financial intermediaries fees in connection with a fee-based advisory program;

•

purchases by investors maintaining a brokerage account with a registered broker-dealer that has entered into an agreement with Lord Abbett Distributor to offer Class A shares through a load-waived network or platform, which may or may not charge transaction fees;

•

purchases by insurance companies and/or their separate accounts to fund variable insurance contracts, provided that the insurance company provides recordkeeping and related administrative services to the contract owners;

•

purchases by employees of eligible institutions under Section 403(b)(7) of the Internal Revenue Code of 1986, as amended (the “Code”), maintaining individual custodial accounts held by a broker-dealer that has entered into or is in the process of negotiating a settlement agreement with the Financial Industry Regulatory Authority or another regulatory body regarding the availability of Class A shares for purchase without a front-end sales charge or CDSC;

•	purchases made with dividends and distributions on Class A shares of another Eligible Fund;

•	purchases representing repayment under the loan feature of the Lord Abbett prototype 403(b) plan for Class A shares;

•	purchases by employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases by trustees or custodians of any pension or profit sharing plan or payroll deduction IRA for the employees of any consenting securities dealer having a sales agreement with Lord Abbett Distributor;

•

purchases involving the concurrent sale of Class B or C shares of the Fund by a broker-dealer in connection with a settlement agreement or settlement agreement negotiations between the broker-dealer and a regulatory body relating to share class suitability. These sales transactions will be subject to the assessment of any applicable CDSCs (although the broker-dealer may pay on behalf of the investor or reimburse the investor for any such CDSC), and any investor purchases subsequent to the original concurrent transactions will be at the applicable public offering price, which may include a sales charge; and

•	purchases by Board members, Fund officers, and employees and partners of Lord Abbett (including retired persons who formerly held such positions and family members of such purchasers).

Class T shares may be purchased without a front-end sales charge (at NAV) when purchased by or on behalf of investors maintaining an account with a financial intermediary that has entered into an agreement with Lord Abbett Distributor to offer Class T shares through a load-waived network or platform, which may or may not charge transaction fees.

CDSC Waivers. The CDSC generally will not be assessed on the redemption of Class A, B, or C shares under the circumstances listed in the table below. Documentation may be required and some limitations may apply.

CDSC Waivers	Share Class(es)

Benefit payments under retirement and benefit plans in connection with loans, hardship withdrawals, death, disability, retirement, separation from service, or any excess distribution under retirement and benefit plans

A, B, C

Eligible mandatory distributions under the Code	A, B, C

Redemptions by retirement and benefit plans made through financial intermediaries, provided the plan has not redeemed all, or substantially all, of its assets from the Lord Abbett Funds	A

Redemptions by retirement and benefit plans made through financial intermediaries that have special arrangements with the Fund and/or Lord Abbett Distributor that include the waiver of CDSCs and that initially were entered into before December 2002

A

Class A and C shares that are subject to a CDSC and held by certain 401(k) plans for which the Fund’s transfer agent provides plan administration and recordkeeping services and which offer Lord Abbett Funds as the only investment options to the plan’s participants no longer will be subject to the CDSC upon the 401(k) plan’s transition to a financial intermediary that: (1) provides recordkeeping services to the plan; (2) offers other mutual funds in addition to the Lord Abbett Funds as investment options for the plan’s participants; and (3) has entered into a special arrangement with Lord Abbett to facilitate the 401(k) plan’s transition to the financial intermediary

A, C

Death of the shareholder	A, B, C

Redemptions under Systematic Withdrawal Plans (up to 12% per year)	A, B, C

Redemptions under Div-Move	B, C

Where the application of a CDSC would cause the Fund to fail to be considered a “qualified default investment alternative” under ERISA	B, C

Concurrent Sales. A broker-dealer may pay on behalf of an investor or reimburse an investor for a CDSC otherwise applicable in the case of transactions involving purchases through such broker-dealer where the investor concurrently is selling his or her holdings in Class B or C shares of the Fund and buying Class A shares of the Fund, provided that the purchases are related to the requirements of a settlement agreement that the broker-dealer entered into with a regulatory body relating to share class suitability.

Sales Charge Waivers on Transfers between Accounts. Class A shares can be purchased at NAV under the following circumstances:

•	Transfers of Lord Abbett Fund shares from an IRA or other qualified retirement plan account to a taxable account in connection with a required minimum distribution; or

•

Transfers of Lord Abbett Fund shares held in a taxable account to an IRA or other qualified retirement plan account for the purpose of making a contribution to the IRA or other qualified retirement plan account.

A CDSC will not be imposed at the time of the transaction under such circumstances; instead, the date on which such shares were initially purchased will be used to calculate any applicable CDSC when the shares are redeemed. You must inform the Fund and/or your financial intermediary at the time of purchase if you believe your purchase qualifies for a reduced sales charge and you may be requested to provide documentation of your holdings in order to verify your eligibility. If you do not do so, you may not receive all sales charge reductions for which you are eligible.

Reinvestment Privilege. If you redeem Class A, B, or C shares of the Fund, you may reinvest some or all of the proceeds in the same class of any Eligible Fund on or before the 90th day after the redemption without a sales charge unless the reinvestment would be prohibited by the Fund’s frequent trading policy. Special tax rules may apply. If you paid a CDSC when you redeemed your shares, you will be credited with the amount of the CDSC. All accounts involved must have the same registration. This privilege does not apply to purchases made through Invest-A-Matic or other automatic investment services.

Financial Intermediary Compensation

As part of a plan for distributing shares, authorized financial intermediaries that sell the Fund’s shares and service its shareholder accounts receive sales and service compensation. Additionally, authorized financial intermediaries may charge a fee to effect transactions in Fund shares.

Sales compensation originates from sales charges that are paid directly by shareholders and 12b-1 distribution fees that are paid by the Fund out of share class assets. Service compensation originates from 12b-1 service fees. Because 12b-1 fees are paid on an ongoing basis, over time the payment of such fees will increase the cost of an investment in the Fund, which may be more than the cost of other types of sales charges. The Fund accrues 12b-1 fees daily at annual rates shown in the “Fees and Expenses” table above based upon average daily net assets. The portion of the distribution and service (12b-1) fees that Lord Abbett Distributor pays to financial intermediaries for each share class is as follows:

Class

Fee(1)	A(2)	B(2)	C(2)	F(3)	F3	I	P	R2	R3	R4	R5	R6	T

Service	0.25%	0.25%	0.25%	—	—	—	0.25%	0.25%	0.25%	0.25%	—	—	0.25%

Distribution	—	—	0.75%	—	—	—	0.20%	0.35%	0.25%	—	—	—	—

(1)	The Fund may designate a portion of the aggregate fee as attributable to service activities for purposes of calculating Financial Industry Regulatory Authority, Inc. sales charge limitations.
(2)

For purchases of Class A shares without a front-end sales charge and for which Lord Abbett Distributor pays distribution-related compensation, and for all purchases of Class B and C shares, the 12b-1 payments shall commence 13 months after purchase.

(3)

The Fund generally designates the entire Class F share Rule 12b-1 fee as attributable to distribution activities conducted by Lord Abbett Distributor. Lord Abbett Distributor therefore generally retains the Class F share Rule 12b-1 fee and does not pay it to a financial intermediary. However, Lord Abbett Distributor in its sole discretion may pay to a financial intermediary directly all or a portion of the Class F share Rule 12b-1 fee upon request, provided that (i) the financial intermediary’s fee-based advisory program has invested at least $1 billion in Class F shares across the Lord Abbett Family of Funds at the time of the request, (ii) the financial intermediary converted its fee-based advisory program holdings from Class A shares to Class F shares no more than three months before making the request, and (iii) the financial intermediary has a practice of, in effect, reducing the advisory fee it receives from its fee-based program participants by an amount corresponding to any Rule 12b-1 fee revenue it receives.

Lord Abbett Distributor may pay 12b-1 fees to authorized financial intermediaries or use the fees for other distribution purposes, including revenue sharing. The amounts paid by the Fund need not be directly related to expenses. If Lord Abbett Distributor’s actual expenses exceed the fee paid to it, the Fund will not have to pay more than that fee. Conversely, if Lord Abbett Distributor’s expenses are less than the fee it receives, Lord Abbett Distributor will keep the excess amount of the fee.

Sales Activities. The Fund may use 12b-1 distribution fees to pay authorized financial intermediaries to finance any activity that primarily is intended to result in the sale of shares. Lord Abbett Distributor uses its portion of the distribution fees attributable to the shares of a particular class for activities that primarily are intended to result in the sale of shares of such class. These activities include, but are not limited to, printing of prospectuses and statements of additional information and reports for anyone other than existing shareholders, preparation and distribution of advertising and sales material, expenses of organizing and conducting sales seminars, additional payments to authorized financial intermediaries, maintenance of shareholder accounts, the cost necessary to provide distribution-related services or personnel, travel, office expenses, equipment and other allocable overhead.

Service Activities. Lord Abbett Distributor may pay 12b-1 service fees to authorized financial intermediaries for any activity that primarily is intended to result in personal service and/or the maintenance of shareholder accounts or certain retirement and benefit plans. Any portion of the service fees paid to Lord Abbett Distributor will be used to service and maintain shareholder accounts.

Dealer Concessions on Class A and T Share Purchases With a Front-End Sales Charge. See “Sales Charges – Class A and T Share Front-End Sales Charges” for more information.

Dealer Concessions on Class A Share Purchases Without a Front-End Sales Charge. Except as otherwise set forth in the following paragraphs, Lord Abbett Distributor may pay Dealers distribution-related compensation (i.e., concessions) according to the schedule set forth below under the following circumstances (may be subject to a CDSC):

•	purchases of $500,000 or more;

•	purchases by certain retirement and benefit plans with at least 100 eligible employees; or

•

purchases for certain retirement and benefit plans made through financial intermediaries that perform participant recordkeeping or other administrative services for the plans in connection with multiple fund family recordkeeping platforms and have entered into special arrangements with the Fund and/or Lord Abbett Distributor specifically for such purchases (“Alliance Arrangements”).

Dealers receive concessions described below on purchases made within a 12-month period beginning with the first NAV purchase of Class A shares for the account. The concession rate resets on each anniversary date of the initial NAV purchase, provided that the account continues to qualify for treatment at NAV. Current holdings of Class B, C, and P shares of Eligible Funds will be included for purposes of calculating the breakpoints in the schedule below and the amount of the concessions payable with respect to the Class A share investment. Concessions may not be paid with respect to Alliance Arrangements unless Lord Abbett Distributor can monitor the applicability of the CDSC.

Financial intermediaries should contact Lord Abbett Distributor for more complete information on the commission structure.

Dealer Concession Schedule — Class A Shares for Certain Purchases Without a Front-End Sales Charge

The dealer concession received is based on the amount of the Class A share investment as follows:
Class A Investments	Front-End Sales Charge*	Dealer’s Concession

$500,000 to $5 million	None	1.00%

Next $5 million above that	None	0.55%

Next $40 million above that	None	0.50%

Over $50 million	None	0.25%

*

Class A shares purchased without a sales charge will be subject to a 1% CDSC if they are redeemed before the first day of the month in which the one-year anniversary of the purchase falls. For Alliance Arrangements involving financial intermediaries offering multiple fund families to retirement and benefit plans, the CDSC normally will be collected only when a plan effects a complete redemption of all or substantially all shares of all Lord Abbett Funds in which the plan is invested.

Dealer Concessions on Class B Shares. The Fund no longer offers Class B shares for purchase by new or existing investors (other than through an exchange or reinvestment of a distribution). Accordingly, sales concessions on Class B shares no longer are available.

Dealer Concessions on Class C Shares. Lord Abbett Distributor may pay financial intermediaries selling Class C shares a sales concession of up to 1.00% of the purchase price of the Class C shares and Lord Abbett Distributor will collect and retain any applicable CDSC.

Dealer Concessions on Class F, F3, I, P, R2, R3, R4, R5, and R6 Shares. Class F, F3, I, P, R2, R3, R4, R5, and R6 shares are purchased at NAV with no front-end sales charge and no CDSC when redeemed. Accordingly, there are no dealer concessions on these shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities.

Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

Payments for Recordkeeping, Networking, and Other Services. In addition to the payments from Lord Abbett or Lord Abbett Distributor described above, from time to time, Lord Abbett and Lord Abbett Distributor may have other relationships with financial intermediaries relating to the provision of services to the Fund, such as providing omnibus account services or executing portfolio transactions for the Fund. The Fund generally may pay recordkeeping fees for services provided to plans where the account is a plan-level or fund-level omnibus account and plan participants have the ability to determine their investments in particular mutual funds. If your financial intermediary provides these services, Lord Abbett or the Fund may compensate the financial intermediary for these services. In addition, your financial intermediary may have other relationships with Lord Abbett or Lord Abbett Distributor that are not related to the Fund.

For example, the Lord Abbett Funds may enter into arrangements with and pay fees to financial intermediaries that provide recordkeeping or other subadministrative services to certain groups of investors in the Lord Abbett Funds, including participants in retirement and benefit plans, investors in mutual fund advisory programs, investors in variable insurance products and clients of financial intermediaries that operate in an omnibus environment (collectively, “Investors”). The recordkeeping services typically include: (a) establishing and maintaining Investor accounts and records; (b) recording Investor account balances and changes thereto; (c) arranging for the wiring of funds; (d) providing statements to Investors; (e) furnishing proxy materials, periodic Lord Abbett Fund reports, prospectuses and other communications to Investors as required; (f) transmitting Investor transaction information; and (g) providing information in order to assist the Lord Abbett Funds in their compliance with state securities laws. The fees that the Lord Abbett Funds pay are designed to compensate financial intermediaries for such services.

The Lord Abbett Funds also may pay fees to broker-dealers for networking services. Networking services may include but are not limited to:

•	establishing and maintaining individual accounts and records;

•	providing client account statements; and

•	providing 1099 forms and other tax statements.

The networking fees that the Lord Abbett Funds pay to broker-dealers normally result in reduced fees paid by the Fund to the transfer agent, which otherwise would provide these services.

Financial intermediaries may charge additional fees or commissions other than those disclosed in this prospectus, such as a transaction based fee or other fee for its service, and may categorize and disclose these arrangements differently than described in the discussion above and in the SAI. You may ask your financial intermediary about any payments it receives from Lord Abbett or the Fund, as well as about fees and/or commissions it charges.

Purchases

Initial Purchases. Lord Abbett Distributor acts as an agent for the Fund to work with financial intermediaries that buy and sell shares of the Fund on behalf of their clients. Generally, Lord Abbett Distributor does not sell Fund shares directly to investors. Initial purchases of Fund shares may be made through any financial intermediary that has a sales agreement with Lord Abbett Distributor. Unless you are investing in the Fund through a retirement and benefit plan, fee-based program or other financial intermediary, you and your investment professional may fill out the application and send it to the Fund at the address below. To open an account through a retirement and benefit plan, fee-based program or other type of financial intermediary, you should contact your financial intermediary for instructions on opening an account.

Lord Abbett Multi-Asset Growth Fund
P.O. Box 219336
Kansas City, MO 64121

Please do not send account applications or purchase, exchange, or redemption orders to Lord Abbett’s offices in Jersey City, NJ.

Additional Purchases. You may make additional purchases of Fund shares by contacting your investment professional or financial intermediary. If you have direct account privileges with the Fund, you may make additional purchases by:

•	Telephone. If you have established a bank account of record, you may purchase Fund shares by telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. If you have established a bank account of record, you may submit a request online to purchase Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to purchase Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, and the dollar amount you wish to purchase. Please include a check for the amount of the purchase, which may be subject to a sales charge. If purchasing Fund shares by mail, your purchase order will not be accepted or processed until such orders are received by the Fund at P.O. Box 219336, Kansas City, MO 64121.

•

Wire. You may purchase Fund shares via wire by sending your purchase amount to: UMB, N.A., Kansas City, routing number: 101000695, bank account number: 987800033-3, FBO: (your account name) and (your Lord Abbett account number). Specify the complete name of the Fund and the class of shares you wish to purchase.

Good Order. “Good order” generally means that your purchase request includes: (1) the name of the Fund; (2) the class of shares to be purchased; (3) the dollar amount of shares to be purchased; (4) your properly completed account application or investment stub; and (5) a check payable to the name of the Fund or a wire transfer received by the Fund. In addition, for your purchase request to be considered in good order, you must satisfy any eligibility criteria and minimum investment requirements applicable to the Fund and share class you are seeking to purchase. An initial purchase order submitted directly to the Fund, or the Fund’s authorized agent (or the agent’s designee), must contain: (1) an application completed in good order with all applicable requested information; and (2) payment by check or instructions to debit your checking account along with a canceled check containing account information. Additional purchase requests must include all required information and the proper form of payment (i.e., check or wired funds).

See “Account Services and Policies – Procedures Required by the USA PATRIOT Act” for more information.

Initial and additional purchases of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your purchase request in good order. The Fund reserves the right to modify, restrict or reject any purchase order (including exchanges). All purchase orders are subject to acceptance by the Fund.

Insufficient Funds. If you request a purchase and your bank account does not have sufficient funds to complete the transaction at the time it is presented to your bank, your requested transaction will be reversed and you will be subject to any and all losses, fees and expenses incurred by the Fund in connection with processing the insufficient funds transaction. The Fund reserves the right to liquidate all or a portion of your Fund shares to cover such losses, fees and expenses.

Non-U.S. Investors. The Lord Abbett Family of Funds are not offered to investors resident outside the United States. The Funds may, however, accept purchases from U.S. citizens resident outside the United States who meet applicable eligibility requirements and furnish any requested documentation.

Exchanges

You or your investment professional may instruct the Fund to exchange shares of any class for shares of the same class of any other Lord Abbett Fund (with the exception of Class T, which has no exchange privilege), provided that the fund shares to be acquired in the exchange are available to new investors in such other fund. For investors investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to request an exchange.

If you have direct account privileges with the Fund, you may request an exchange transaction by:

•	Telephone. You or your investment professional should call the Fund at 888-522-2388.

•

Online. You may submit a request online to exchange your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to exchange your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, the class of shares, your account number, the dollar amount or number of shares you wish to exchange, and the name(s) of the Eligible Fund(s) into which you wish to exchange your Fund shares. If submitting a written request to exchange Fund shares, your exchange request will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

The Fund may revoke the exchange privilege for all shareholders upon 60 days’ written notice. In addition, there are limitations on exchanging Fund shares for a different class of shares, and moving shares held in certain types of accounts to a different type of account or to a new account maintained by a financial intermediary. Please speak with your financial intermediary if you have any questions.

An exchange of Fund shares for shares of another Lord Abbett Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax. You should read the current prospectus for any Lord Abbett Fund into which you are exchanging.

Conversions at the Request of a Financial Intermediary. Subject to the conditions set forth in this paragraph, shares of one class of the Fund may be converted into (i.e., reclassified as) shares of a different class of the Fund at the request of a shareholder’s financial intermediary. To qualify for a conversion, the shareholder must satisfy the conditions for investing in the class into which the conversion is sought (as described in this prospectus and the SAI). Also, shares are not eligible to be converted until any applicable CDSC period has expired. In addition, Class C shares are not permitted to convert to Class A shares unless the conversion is made to facilitate the shareholder’s participation in a fee-based advisory program. No sales charge will be imposed on converted shares. The financial intermediary making the conversion request must submit the request in writing. In addition, the financial intermediary or other responsible party must process and report the transaction as a conversion.

The value of the shares received during a conversion will be based on the relative NAV of the shares being converted and the shares received as a result of the conversion. It generally is expected that conversions will not result in taxable gain or loss.

Redemptions

You may redeem your Fund shares by contacting your investment professional or financial intermediary. For shareholders investing through retirement and benefit plans or fee-based programs, you should contact the financial intermediary that administers your plan or sponsors the fee-based program to redeem your shares. You may be required to provide the Fund with certain legal or other documents completed in good order before your redemption request will be processed.

If you have direct account privileges with the Fund, you may redeem your Fund shares by:

•	Telephone. You may redeem $100,000 or less from your account by telephone. You or your representative should call the Fund at 888-522-2388.

•

Online. You may submit a request online to redeem your Fund shares by accessing your account online. Please log onto www.lordabbett.com and enter your account information and personal identification data.

•

Mail. You may submit a written request to redeem your Fund shares by indicating the name(s) in which the account is registered, the Fund’s name, your account number, and the dollar amount or number of shares you wish to redeem. If submitting a written request to redeem your shares, your redemption will not be processed until the Fund receives the request in good order at P.O. Box 219336, Kansas City, MO 64121.

Insufficient Account Value. If you request a redemption transaction for a specific amount and your account value at the time the transaction is processed is less than the requested redemption amount, the Fund will deem your request as a request to liquidate your entire account.

Redemption Payments. Redemptions of Fund shares are executed at the NAV next determined after the Fund or your financial intermediary receives your request in good order. Normally, redemption proceeds are paid within three (but no more than seven) days after your redemption request is received in good order. If you redeem shares that were recently purchased, the Fund may delay the payment of the redemption proceeds until your check, bank draft, electronic funds transfer or wire transfer has cleared, which may take several days. This process may take up to 15 calendar days for purchases by check to clear. The Fund may postpone payment for more than seven days or suspend redemptions (i) during any period that the NYSE is closed, or trading on the NYSE is restricted as determined by the U.S. Securities and Exchange Commission (“SEC”); (ii) during any period when an emergency exists as determined by the SEC as a result of which it is not practicable for the Fund to dispose of securities it owns, or fairly to determine the value of its assets; and/or (iii) for such other periods as the SEC may permit.

If you have direct account access privileges, the redemption proceeds will be paid by electronic transfer via an automated clearing house deposit to your bank account on record with the Fund. If there is no bank account on record, your redemption proceeds normally will be paid by check payable to the registered account owner(s) and mailed to the address to which the account is registered. You may request that your redemption proceeds of at least $1,000 be disbursed by wire to your bank account of record by contacting the Fund and requesting the redemption and wire transfer and providing the proper wiring instructions for your bank account of record.

You may request that redemption proceeds be made payable and disbursed to a person or account other than the shareholder(s) of record, provided that you provide a signature guarantee by an eligible guarantor, including a broker or bank that is a member of the medallion stamp program. Please note that a notary public is not an eligible guarantor.

A guaranteed signature by an eligible guarantor is designed to protect you from fraud. The Fund generally will require a guaranteed signature by an eligible guarantor on requests for redemption that:

•	Are signed by you in your legal capacity to sign on behalf of another person or entity (i.e., on behalf of an estate);

•	Request a redemption check to be payable to anyone other than the shareholder(s) of record;

•	Request a redemption check to be mailed to an address other than the address of record;

•	Request redemption proceeds to be payable to a bank other than the bank account of record; or

•	Total more than $100,000.

Institutional investors eligible to purchase Class I shares may redeem shares in excess of $100,000 in accounts held directly with the Fund without a guaranteed signature, provided that the proceeds are payable to the bank account of record and the redemption request otherwise is in good order.

Liquidity Management. The Fund has implemented measures designed to enable it to pay redemption proceeds in a timely fashion while maintaining adequate liquidity. The Fund’s portfolio management team continually monitors portfolio liquidity and adjusts the Fund’s cash level based on portfolio composition, redemption rates, market conditions, and other relevant criteria. In addition, the Fund’s portfolio management team may meet redemption requests and manage liquidity by (i) selling portfolio securities, (ii) borrowing from a bank under a line of credit or from another Lord Abbett Fund (to the extent permitted under any SEC exemptive relief and the Fund’s investment restrictions, in each case as stated in the Fund’s SAI and/or prospectus, as applicable), (iii) transacting in exchange-

traded funds and/or derivatives, or (iv) paying redemption proceeds in kind, as discussed below. Despite the Fund’s reasonable best efforts, however, there can be no assurance that the Fund will manage liquidity successfully in all market environments. As a result, the Fund may not be able to pay redemption proceeds in a timely fashion because of unusual market conditions, an unusually high volume of redemption requests, or other factors.

Redemptions in Kind. The Fund reserves the right to pay redemption proceeds in whole or in part by distributing liquid securities from the Fund’s portfolio. It is not expected that the Fund would pay redemptions by an in kind distribution except in unusual and/or stressed circumstances. If the Fund pays redemption proceeds by distributing securities in kind, you could incur brokerage or other charges, and tax liability, and you will bear market risks until the distributed securities are converted into cash.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

Account Services and Policies

Certain of the services and policies described below may not be available through certain financial intermediaries. Contact your financial intermediary for services and policies applicable to you.

Account Services

Automatic Services for Fund Investors. You may buy or sell shares automatically with the services described below. With each service, you select a schedule and amount, subject to certain restrictions. You may set up most of these services when filling out the application or by calling 888-522-2388.

For investing

Invest-A-Matic(1)(2) (Dollar-cost averaging)

You can make fixed, periodic investments ($250 initial and $50 subsequent minimum) into your Fund account by means of automatic money transfers from your bank checking account. See the application for instructions.

Div-Move(1)	You may automatically reinvest the dividends and distributions from your account into another account in any Lord Abbett Fund available for purchase ($50 minimum).

(1)

In the case of financial intermediaries maintaining accounts in omnibus recordkeeping environments or in nominee name that aggregate the underlying accounts’ purchase orders for Fund shares, the minimum subsequent investment requirements described above will not apply to such underlying accounts.

(2)	There is no minimum initial investment for Invest-A-Matic accounts held directly with the Fund, including IRAs.

For selling shares

Systematic Withdrawal Plan (“SWP”)

You can make regular withdrawals from most Lord Abbett Funds. Automatic cash withdrawals will be paid to you from your account in fixed or variable amounts. To establish a SWP, the value of your shares for Class A or C must be at least $10,000, and for Class B the value of your shares must be at least $25,000, except in the case of a SWP established for certain retirement and benefit plans, for which there is no minimum. Your shares must be in non-certificate form.

Class A, B, and C Shares

The CDSC will be waived on redemptions of up to 12% of the current value of your account at the time of your SWP request. For SWP redemptions over 12% per year, the CDSC will apply to the entire redemption. Please contact the Fund for assistance in minimizing the CDSC in this situation. Redemption proceeds due to a SWP for Class A, B, and C shares will be redeemed in the order described under “CDSC” under “Sales Charges.”

Telephone and Online Purchases and Redemptions. Submitting transactions by telephone or online may be difficult during times of drastic economic or market changes or during other times when communications may be under unusual stress. When initiating a transaction by telephone or online, shareholders should be aware of the following considerations:

•

Security. The Fund and its service providers employ verification and security measures for your protection. For your security, telephone and online transaction requests are recorded. You should note, however, that any person with access to your account and other personal information (including personal identification number) may be able to submit instructions by telephone or online. The Fund will not be liable for relying on instructions submitted by telephone or online that the Fund reasonably believes to be genuine.

•

Online Confirmation. The Fund is not responsible for online transaction requests that may have been sent but not received in good order. Requested transactions received by the Fund in good order are confirmed at the completion of the order and your requested transaction will not be processed unless you receive the confirmation message.

•

No Cancellations. You will be asked to verify the requested transaction and may cancel the request before it is submitted to the Fund. The Fund will not cancel a submitted transaction once it has been received (in good order) and is confirmed at the end of the telephonic or online transaction.

Householding. We have adopted a policy that allows us to send only one copy of the prospectus, proxy material, annual report and semiannual report to certain shareholders residing at the same “household.” This reduces Fund expenses, which benefits you and other shareholders. If you need additional copies or do not want your mailings to be “householded,” please call us at 888-522-2388 or send a written request with your name, the name of your fund or funds, and your account number or numbers to Lord Abbett Family of Funds, P.O. Box 219336, Kansas City, MO 64121.

Account Statements. Every investor automatically receives quarterly account statements.

Account Changes. For any changes you need to make to your account, consult your investment professional or call the Fund at 888-522-2388.

Systematic Exchange. You or your investment professional can establish a schedule of exchanges between the same classes of any other Lord Abbett Fund, provided that the fund shares to be acquired in the exchange are available to new investors in such other fund.

Account Policies

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time, on each day on which the NYSE is open for trading. The most recent NAV per share for the Fund is available at www.lordabbett.com. Purchases and sales (including exchanges) of Fund shares are executed at the NAV (subject to any applicable sales charges) next determined after the Fund or the Fund’s authorized agent receives your order in good order. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in good order.

Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays or other days when the NYSE is closed for trading. In the event the NYSE is closed on a day it normally would be open for business for any reason (including, but not limited to, technology problems or inclement weather), or the NYSE has an unscheduled early closing on a day it has opened for business, the Fund reserves the right to treat such day as a business day. In such cases, the Fund would accept purchase and redemption orders until, and calculate its NAV as of, the normally scheduled close of regular trading on the NYSE for that day, so long as Lord Abbett believes there generally remains an adequate market to obtain reliable and accurate market quotations.

The Fund’s NAV is calculated based upon the NAVs of the underlying funds in which the Fund invests. The prospectuses for the underlying funds explain how they calculate their NAVs, the circumstances under which those funds will use fair-value pricing and the effects of doing so. When used below, the term “Fund” refers to the Fund and the underlying funds in which the Fund invests.

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices are broker/dealer-supplied valuations or evaluated or “matrix” prices based on electronic data processing techniques. Such valuations are based on the mean between the bid and asked prices, when available, and are based on the bid price when no asked price is available. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. This may allow significant events, including broad market moves that occur in the interim, to affect the values of non-U.S. securities and U.S. fixed income securities held by the Fund. These timing differences may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of non-U.S. securities and U.S. fixed-income securities that are determined before the Fund calculates its NAV per share. For more information, please see the section “Excessive Trading and Market Timing” below.

Securities for which prices or market quotations are not readily available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued by Lord Abbett under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of relevant general and sector indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is not designed for short-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading. We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Frequent Trading Policy and Procedures. We have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is potentially harmful to the Fund. If, based on these monitoring procedures, we believe that an investor is engaging in, or has engaged in, frequent trading that may be harmful to the Fund, normally, we will notify the investor (and/or the investor’s financial professional) to cease all such activity in the account. If the activity occurs again, we will place a block on all further purchases or exchanges of the Fund’s shares in the investor’s account and inform the investor (and/or the investor’s financial professional) to cease all such activity in the account. The investor then has the option of maintaining any existing investment in the Fund, exchanging Fund shares for shares of Money Market Fund, or redeeming the account. Investors electing to exchange or redeem Fund shares under these circumstances should consider that the transaction may be subject to a CDSC or result in tax consequences. As stated above, although we generally notify the investor (and/or the investor’s financial professional) to cease all activity indicative of frequent trading prior to placing a block on further purchases or exchanges, we reserve the right to immediately place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. While we attempt to apply the policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection. Money Market Fund and Lord Abbett Ultra Short Bond Fund are not subject to the frequent trading policy and procedures.

Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. Again, we reserve the right to immediately attempt to place a block on an account or take other action without prior notification when we deem such action appropriate in our sole discretion. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name. The nature of these relationships also may inhibit or prevent Lord Abbett Distributor or the Fund from assuring the uniform assessment of CDSCs on investors, even though financial intermediaries operating in omnibus environments typically have agreed to assess the CDSCs or assist Lord Abbett Distributor or the Fund in assessing them.

Procedures Required by the USA PATRIOT Act. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions, including the Fund, to obtain, verify, and record information that identifies each person who opens an account. What this means for you—when you open an account, we will ask for your name, address, date and place of organization or date of birth, and taxpayer identification number or Social Security number, and we may ask for other information that will allow us to identify you. We will ask for this information in the case of persons who will be signing on behalf of certain entities that will own the account. We also may ask for copies of documents. If we are unable to obtain the required information within a short period of time after you try to open an account, we will return your purchase order or account application. Your monies will not be invested until we have all required information. You also should know that we may verify your identity through the use of a database maintained by a third party or through other means. If we are unable to verify your identity, we may liquidate and close the account. This may result in adverse tax consequences. In addition, the Fund reserves the right to reject purchase orders or account applications accompanied by cash, cashier’s checks, money orders, bank drafts, traveler’s checks, and third party or double-endorsed checks, among others.

Small Account Closing Policy. The Fund has established a minimum account balance of $1,500. The Fund may redeem your account (without charging a CDSC) if the NAV of your account falls below $1,500. The Fund will provide you with at least 60 days’ prior written notice before doing so, during which time you may avoid involuntary redemption by making additional investments to satisfy the minimum account balance.

How to Protect Your Account from State Seizure. Under state law, mutual fund accounts can be considered “abandoned property.” The Fund may be required by state law to forfeit or pay abandoned property to the state government if you have not accessed your account for a period specified by the state of your domicile. Depending on the state, in most cases, a mutual fund account may be considered abandoned and forfeited to the state if the account owner has not initiated any activity in the account or contacted the fund company holding the account for as few as three or as many as five years. Because the Fund is legally required to send the state the assets of accounts that are considered “abandoned,” the Fund will not be liable to shareholders for good faith compliance with these state laws. If you invest in the Fund through a financial intermediary, we encourage you to contact the financial intermediary regarding applicable state abandoned property laws.

If you hold your account directly with the Fund (rather than through an intermediary), we strongly encourage you to contact us at least once each year. Below are ways in which you can assist us in safeguarding your Fund investments:

•	Log into your account at www.lordabbett.com. Please note that, by contrast, simply visiting our public website will not constitute contact with us under state abandoned property rules; instead, an account login is required.

•	Call our 24-hour automated service line at 800-865-7582 and use your Personal Identification Number (PIN). If you have never used this system, you will need your account number to establish a PIN.

•

Call one of our customer service representatives at 800-821-5129 Monday through Friday from 8:00 am to 5:00 pm Eastern time. To establish contact with us under certain states’ abandoned property rules, you will need to provide your name, account number, and other identifying information.

•	Promptly notify us if your name, address, or other account information changes.

•	Promptly vote on proxy proposals related to any Lord Abbett Fund you hold.

•

Promptly take action on letters you receive in the mail from the Fund concerning account inactivity, outstanding dividend and redemption checks, and/or abandoned property and follow the directions in these letters.

Additional Information. This prospectus and the SAI do not purport to create any contractual obligations between the Fund and shareholders. Further, shareholders are not intended third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with Lord Abbett or other parties who provide services to the Fund.

Distributions and Taxes

The following discussion is general. Because everyone’s tax situation is unique, you should consult your tax advisor regarding the effect that an investment in the Fund may have on your particular tax situation, including the treatment of distributions under the federal, state, local, and foreign tax rules that apply to you, as well as the tax consequences of gains or losses from the sale, redemption, or exchange of your shares.

The Fund expects to pay dividends from its net investment income quarterly and distribute any net capital gains annually. All distributions, including dividends from net investment income, will be reinvested in Fund shares unless you instruct the Fund to pay them to you in cash. Your election to receive distributions in cash and payable by check will apply only to distributions totaling $10.00 or more. Accordingly, any distribution totaling less than $10.00 will be reinvested in Fund shares and will not be paid to you by check. This policy does not apply to you if you have elected to receive distributions that are directly deposited into your bank account. Retirement and benefit plan accounts may not receive distributions in cash. There are no sales charges on reinvestments.

For U.S. federal income tax purposes, the Fund’s distributions generally are taxable to shareholders, other than tax-exempt shareholders and shareholders investing through tax-advantaged arrangements (including certain retirement and benefit plan shareholders, as discussed below), regardless of whether paid in cash or reinvested in additional Fund shares. Distributions of net investment income and short-term capital gains are taxable as ordinary income; however, certain qualified dividends that the Fund receives and distributes may be subject to a reduced tax rate if you meet holding period and certain other requirements. Distributions of net long-term capital gains properly reported by the Fund as capital gain dividends are taxable as long-term capital gains, regardless of how long you have owned Fund shares. Any gain resulting from a sale, redemption, or exchange of Fund shares generally will also be taxable to you as either short-term or long-term capital gain, depending upon how long you have held such shares.

An additional 3.8% Medicare contribution tax generally will be imposed on the net investment income of U.S. individuals, estates and trusts whose income exceeds certain threshold amounts. For this purpose, net investment income generally will include distributions from the Fund and capital gains attributable to the sale, redemption or exchange of Fund shares.

If you buy shares after the Fund has realized income or capital gains but prior to the record date for the distribution of such income or capital gains, you will be “buying a dividend” by paying the full price for shares and then receiving a portion of the price back in the form of a potentially taxable dividend.

Shareholders that are exempt from U.S. federal income tax, or that invest through tax-advantaged arrangements such as retirement and benefit plans that are qualified under Section 401 of the Code, generally are not subject to U.S. federal income tax on Fund dividends or distributions or on sales or exchanges of Fund shares. However, distributions from a retirement and benefit plan or other tax-advantaged arrangement generally are taxable to recipients as ordinary income.

Income, proceeds and gains received by the Fund (or underlying funds in which the Fund has invested) from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. This will decrease the Fund’s yield on securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If the Fund (and underlying fund, if applicable) meets certain requirements relating to its asset holdings, and the Fund (and underlying fund, if applicable) elects to pass through to its shareholders foreign tax credits or deductions, taxable shareholders generally will be entitled to claim a credit or deduction with respect to these foreign taxes. Even if the Fund elects to pass through to its shareholders foreign tax credits or deductions, tax-exempt shareholders and those who invest in the fund through tax-advantaged accounts such as IRAs will not benefit from any such tax credit or deduction.

You must provide your Social Security number or other taxpayer identification number to the Fund along with certifications required by the Internal Revenue Service when you open an account. If you do not or the Fund is otherwise legally required to do so, the Fund will withhold a “backup withholding” tax from your distributions, sale proceeds, and any other taxable payments to you.

Certain tax reporting information concerning the tax treatment of Fund distributions, including the source of dividends and distributions of capital gains by the Fund, will be provided to shareholders each year.

Mutual funds are required to report to you and the Internal Revenue Service the “cost basis” of your shares acquired after January 1, 2012 and that are subsequently redeemed. These requirements generally do not apply to investments held in a tax-advantaged account or to certain types of entities (such as C corporations).

If you hold Fund shares through a broker (or another nominee), please contact that broker (nominee) with respect to the reporting of cost basis and available elections for your account. If you are a direct shareholder, you may request that your cost basis reported on Form 1099-B be calculated using any one of the alternative methods offered by the Fund. Please contact the Fund to make, revoke, or change your election. If you do not affirmatively elect a cost basis method, the Fund will use the average cost basis method.

Please note that you will continue to be responsible for calculating and reporting gains and losses on redemptions of shares purchased prior to January 1, 2012. You are encouraged to consult your tax advisor regarding the application of the cost basis reporting rules and, in particular, which cost basis calculation method you should elect.

APPENDIX A:

INTERMEDIARY-SPECIFIC SALES CHARGE
REDUCTIONS AND WAIVERS

Specific intermediaries may have different policies and procedures regarding the availability of sales charge reductions and waivers, which are discussed below. In all instances, it is the shareholder’s responsibility to notify the Fund or the shareholder’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge reductions or waivers. For sales charge reductions and waivers not available through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive such reductions or waivers. Please see the section of the prospectus titled “Information for Managing Your Account — Sales Charge Reductions and Waivers” for more information regarding sales charge reductions and waivers available for different classes.

MERRILL LYNCH

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge reductions and waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers), which may differ from those disclosed elsewhere in the Funds’ prospectus or SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Merrill Lynch

•

Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan

•	Shares purchased by or through a 529 Plan

•	Shares purchased through a Merrill Lynch affiliated investment advisory program

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch’s platform

•	Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)

•	Shares exchanged from Class C (i.e., level-load) shares of the same fund in the month of or following the 10-year anniversary of the purchase date

•	Employees and registered representatives of Merrill Lynch or its affiliates and their family members

•	Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in the this prospectus

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)

CDSC Waivers on Class A, B, and C Shares Available at Merrill Lynch

•	Death or disability of the shareholder

•	Shares sold as part of a systematic withdrawal plan as described in the Fund’s prospectus

•	Return of excess contributions from an IRA Account

•	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70 1/2

•	Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch

•	Shares acquired through a right of reinstatement

•	Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee based account or platform (applicable to A and C shares only)

Front-End Sales Charge Reductions Available at Merrill Lynch: Breakpoints, Rights of Accumulation, and Letters of Intent

•	Breakpoints as described in this prospectus

•

Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets

•	Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)

MORGAN STANLEY

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund’s prospectus or SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

•	Morgan Stanley employee and employee-related accounts according to Morgan Stanley’s account linking rules

•	Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund

•	Shares purchased through a Morgan Stanley self-directed brokerage account

•

Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge

AMERIPRISE

Class A Share Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Effective June 1, 2018, shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s prospectus or SAI:

•

Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

•	Shares purchased through an Ameriprise Financial investment advisory program (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased by third party investment advisors on behalf of their advisory clients through Ameriprise Financial’s platform (if an Advisory or similar share class for such investment advisory program is not available).

•	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).

•

Shares exchanged from Class C shares of the same fund in the month of or following the 10-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to such shares following a shorter holding period, that waiver will apply to exchanges following such shorter period. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares for load waived shares, that waiver will also apply to such exchanges.

•	Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

•

Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

•

Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., Rights of Reinstatement).

APPENDIX B:

UNDERLYING FUNDS OF THE ACQUIRING FUND

The Fund may invest in the separate underlying funds shown below, each with its own investment objective and policies, as well as in any other underlying fund, whether now existing or created in the future. The Fund may change the amounts allocated to any or all of the underlying funds in which it may invest at any time without prior shareholder approval or notice. The underlying funds currently consist of:

•	Lord Abbett AMT Free Municipal Bond Fund (“AMT Free Municipal Bond Fund”)

•	Lord Abbett Affiliated Fund (“Affiliated Fund”)

•	Lord Abbett Bond Debenture Fund (“Bond Debenture Fund”)

•	Lord Abbett Calibrated Dividend Growth Fund (“Calibrated Dividend Growth Fund”)

•	Lord Abbett Calibrated Large Cap Value Fund (“Calibrated Large Cap Value Fund”)

•	Lord Abbett Calibrated Mid Cap Value Fund (“Calibrated Mid Cap Value Fund”)

•	Lord Abbett Convertible Fund (“Convertible Fund”)

•	Lord Abbett Core Fixed Income Fund (“Core Fixed Income Fund”)

•	Lord Abbett Core Plus Bond Fund (“Core Plus Bond Fund”)

•	Lord Abbett Corporate Bond Fund (“Corporate Bond Fund”)

•	Lord Abbett Developing Growth Fund (“Developing Growth Fund”)

•	Lord Abbett Emerging Markets Corporate Debt Fund (“Emerging Markets Corporate Debt Fund”)

•	Lord Abbett Emerging Markets Currency Fund (“Emerging Markets Currency Fund”)

•	Lord Abbett Floating Rate Fund (“Floating Rate Fund”)

•	Lord Abbett Fundamental Equity Fund (“Fundamental Equity Fund”)

•	Lord Abbett Global Core Equity Fund (“Global Core Equity Fund”)

•	Lord Abbett Growth Leaders Fund (“Growth Leaders Fund”)

•	Lord Abbett Growth Opportunities Fund (“Growth Opportunities Fund”)

•	Lord Abbett High Yield Fund (“High Yield Fund”)

•	Lord Abbett High Yield Municipal Bond Fund (“High Yield Municipal Bond Fund”)

•	Lord Abbett Income Fund (“Income Fund”)

•	Lord Abbett Inflation Focused Fund (“Inflation Focused Fund”)

•	Lord Abbett Intermediate Tax Free Fund (“Intermediate Tax Free Fund”)

•	Lord Abbett International Dividend Income Fund (“International Dividend Income Fund”)

•	Lord Abbett International Equity Fund (“International Equity Fund”)

•	Lord Abbett International Opportunities Fund (“International Opportunities Fund”)

•	Lord Abbett Micro Cap Growth Fund (“Micro Cap Growth Fund”)

•	Lord Abbett Micro Cap Value Fund (“Micro Cap Value Fund”)

•	Lord Abbett Mid Cap Stock Fund (“Mid Cap Stock Fund”)

•	Lord Abbett National Tax Free Fund (“National Tax Free Fund”)

•	Lord Abbett Short Duration Core Bond Fund (“Short Duration Core Bond Fund”)

•	Lord Abbett Short Duration High Yield Municipal Bond Fund (“Short Duration High Yield Municipal Bond Fund”)

•	Lord Abbett Short Duration Income Fund (“Short Duration Income Fund”)

•	Lord Abbett Short Duration Tax Free Fund (“Short Duration Tax Free Fund”)

•	Lord Abbett Small Cap Value Fund (“Small Cap Value Fund”)

•	Lord Abbett Total Return Fund (“Total Return Fund”)

•	Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund (“U.S. Government & GSE Money Market Fund”)

•	Lord Abbett Ultra Short Bond Fund (“Ultra Short Bond Fund”)

•	Lord Abbett Value Opportunities Fund (“Value Opportunities Fund”)

The following is a concise description of the investment objectives and practices of each underlying fund in which the Fund may invest. No offer is made in this prospectus of the shares of the underlying funds. More information about each underlying fund is available in its prospectus. To obtain a prospectus for an underlying fund, please contact your investment professional or Lord Abbett Distributor at 888-522-2388 or visit our website at www.lordabbett.com.

AMT Free Municipal Bond Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

As a non-fundamental policy, will not invest in municipal bonds that pay interest that is subject to the federal alternative minimum tax (“AMT”).

Affiliated Fund

Seeks long-term growth and current income by investing in undervalued, dividend-paying equity securities of large companies.

Bond Debenture Fund

Seeks high current income and the opportunity for capital appreciation by investing primarily in U.S. high yield and investment grade corporate, government, and mortgage- and asset-backed securities, as well as to a lesser extent in convertible securities, senior loans and equity securities.

Calibrated Dividend Growth Fund

Seeks total return by investing principally in undervalued large and mid-sized companies with a history of growing dividends. Uses fundamental research and quantitative analysis.

Calibrated Large Cap Value Fund

Seeks total return by investing principally in undervalued large, established U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Calibrated Mid Cap Value Fund

Seeks total return by investing principally in undervalued mid-sized U.S. and foreign companies. Uses fundamental research and quantitative analysis.

Convertible Fund

Seeks current income and the opportunity for capital appreciation to produce a high total return by investing in convertible securities that are believed to be undervalued.

Core Fixed Income Fund

Seeks current income generation and the opportunity for capital appreciation by investing in U.S. investment grade corporate, government, and mortgage-and asset-backed securities.

Core Plus Bond Fund

Seeks income and capital appreciation by investing in by investing primarily in investment grade corporate, U.S. government, and mortgage- and asset-backed securities. May invest up to 35% of its net assets in high yield debt securities.

Corporate Bond Fund

Seeks current income by investing in U.S. and non-U.S. investment grade corporate debt securities.

Developing Growth Fund

Seeks long-term growth by investing in U.S. small cap growth stocks. Focuses on well-run small companies that have above-average earnings growth and are gaining market share in their respective industries.

Emerging Markets Corporate Debt Fund

Seeks total return by investing primarily in emerging market corporate debt securities.

Emerging Markets Currency Fund

Seeks high total return by investing in forward currency contracts and corporate and government bonds of issuers located in developing markets. Focuses on the developing markets of Asia, Africa, the Middle East, Latin America, and Europe.

Floating Rate Fund

Seeks a high level of current income by investing in a variety of below investment grade loans. Emphasizes senior floating rate loans, with limited exposure to secured and unsecured subordinated loans, second-lien loans, and subordinated bridge loans.

Fundamental Equity Fund

Seeks long-term growth of capital by investing in the common stocks of a wide range of U.S. and multinational companies that are believed to be undervalued. Maintains the majority of its investments in the stocks of large cap companies.

Global Core Equity Fund

Seeks capital appreciation by investing in equity securities of global companies across all market capitalizations that are believed to be undervalued. Uses fundamental research and quantitative analysis.

Growth Leaders Fund

Seeks capital appreciation by investing in equity securities of U.S. and foreign companies demonstrating above-average, long-term growth potential in all market capitalization ranges.

Growth Opportunities Fund

Seeks long-term growth by investing in U.S. mid cap growth companies. Focuses on mid-sized companies with above-average earnings growth that are gaining market share.

High Yield Fund

Seeks current income generation and the opportunity for capital appreciation by investing in high yield corporate bonds. Aims to capitalize on the substantial yield advantage that lower-rated corporate debt securities potentially provide.

High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing in lower-rated municipal bonds.

Income Fund

Seeks a high level of income by investing in a wide range of fixed income securities with an emphasis on high quality securities. Emphasizes investment grade corporate bonds, U.S. government securities, and mortgage- and asset-backed securities, with select exposure to high yield and emerging market debt securities and currencies.

Inflation Focused Fund

Seeks to provide investment returns that exceed the rate of inflation in the U.S. economy by investing in inflation-linked derivatives and inflation-indexed fixed income securities. Also seeks current income.

Intermediate Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

International Dividend Income Fund

Seeks long-term capital growth and current income by investing in international stocks with high yields, sustainable dividends, and below-average valuations.

International Equity Fund

Seeks long-term capital appreciation by investing in foreign companies that are believed to be undervalued. Uses fundamental research and global sector research to identify potential investment opportunities.

International Opportunities Fund

Seeks a high level of total return by investing in small to medium sized foreign companies with improving fundamentals. Uses fundamental research and global sector research to identify potential investment opportunities.

Micro Cap Growth Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap companies that appear to have the potential for more rapid growth than the overall economy.

Micro Cap Value Fund

Seeks long-term capital appreciation by investing in stocks of micro-cap companies. Uses fundamental analysis to focus on micro-cap company stocks trading at prices that do not reflect their potential worth and are therefore undervalued.

Mid Cap Stock Fund

Seeks long-term growth by investing in U.S. mid cap value stocks. Focuses on undervalued mid-sized companies with strong fundamentals and proven operating histories.

National Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing in investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Short Duration Core Bond Fund

Seeks current income consistent with preservation of capital by investing in various types of short duration investment grade debt securities.

Short Duration High Yield Municipal Bond Fund

Seeks a high level of income exempt from federal income tax by investing primarily in municipal bonds. Normally invests at least 50% of its net assets in municipal bonds rated below investment grade.

Short Duration Income Fund

Seeks a high level of current income consistent with preservation of capital, with potentially less interest rate sensitivity and volatility than funds that invest in longer duration bonds. Focuses on a variety of short duration investment grade and high yield debt securities, U.S. government securities, and mortgage- and other asset-backed debt securities, with limited exposure to non-U.S. debt securities and senior loans.

Short Duration Tax Free Fund

Seeks the maximum amount of interest income exempt from federal income tax as is consistent with reasonable risk by investing primarily in short-duration investment grade municipal bonds with select exposure to lower-rated municipal bonds.

Small Cap Value Fund

Seeks long-term capital appreciation through investing in equity securities of U.S. small cap value companies. Focuses on undervalued small companies with attractive earnings prospects, proven operating experience, and seasoned management teams.

Total Return Fund

Seeks current income generation and the opportunity for capital appreciation by investing in a wide range of fixed income securities with an emphasis on high quality securities. Focuses on U.S. investment grade corporate, government, and mortgage- and asset-backed securities, with select exposure to high yield, emerging market, and convertible debt securities.

U.S. Government & GSE Money Market Fund

Seeks to deliver current income and preservation of capital by investing primarily in short-term, liquid securities issued by the U.S. government, its agencies, and its instrumentalities.

Ultra Short Bond Fund

Seeks current income consistent with the preservation of capital by investing in various types of short duration, high quality, investment grade fixed income securities.

Value Opportunities Fund

Seeks long-term growth by investing in U.S. small cap and mid cap value companies that are believed to be undervalued.

EXHIBIT A

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of the [  ] day of [  ], 2018, by and among Lord Abbett Multi-Asset Growth Fund (the “Acquiring Fund”), Lord Abbett Multi-Asset Focused Growth Fund (the “Target Fund,” and, together with the Acquiring Fund, each a “Fund” and collectively, the “Funds”) and, solely with respect to Section 9.2 hereof, Lord, Abbett & Co. LLC (the “Adviser”). Each Fund is a series of Lord Abbett Investment Trust, a Delaware statutory trust (the “Trust”), with its principal place of business at 90 Hudson Street, Jersey City, NJ 07302-3973.

Pursuant to this Agreement, (1) Target Fund will transfer all of its assets to the Acquiring Fund solely in exchange for (A) the issuance of Class A, Class B, Class C, Class F, Class F3, Class I, Class P, Class R2, Class R3, Class R4, Class R5, and Class R6 shares of beneficial interest of the Acquiring Fund (collectively, the “Acquiring Fund Shares” and each, an “Acquiring Fund Share”) to the Target Fund, and (B) the assumption by the Acquiring Fund of all of the liabilities of the Target Fund on the closing date of the Reorganization (the “Closing Date”) (collectively, the “Assumed Liabilities”), and (2) the distribution by the Target Fund, on or promptly after the Closing Date as provided herein, of the corresponding class of Acquiring Fund Shares to the shareholders of the Target Fund in liquidation and dissolution of the Target Fund, all upon the terms and conditions hereinafter set forth in this Agreement. The transactions described in clause (1) and (2) of the immediately preceding sentence (collectively, the “Reorganization”) are together intended to qualify as a “reorganization” as defined in Section 368(a)(1)(C) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations thereunder. After the Reorganization is completed, any contingent deferred sales charge (as described in the Registration Statement (as defined below)) assessed on the redemption of Acquiring Fund Shares will be calculated from the applicable date of original purchase of Target Fund shares.

WHEREAS, the Trust is a registered investment company classified as a management company of the open-end type;

WHEREAS, the Acquiring Fund is authorized to issue shares of beneficial interest;

WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund shareholders and the Target Fund shareholders, respectively, and is not dilutive of the interests of those shareholders; and

NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.  TRANSFER OF ASSETS OF THE TARGET FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES AND ASSUMPTION OF THE ASSUMED LIABILITIES; LIQUIDATION AND TERMINATION OF THE TARGET FUND

1.1. Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Target Fund will assign, transfer, deliver and convey all of its assets as set forth in Paragraph 1.2 (the “Target Assets”) to the Acquiring Fund free and clear of all liens and encumbrances (other than those arising under the Securities Act of 1933, as amended (the “Securities Act”), liens for Taxes not yet due and payable and contractual restrictions on the transfer of the Target Assets) and the Acquiring Fund agrees in exchange therefor: (i) to issue and deliver to the Target Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, of each class with an aggregate net asset value (“NAV”) equal to the NAV of the Target Fund attributable to the corresponding class of the Target Fund’s shares, as determined in the manner set forth in Paragraphs 2.1 and 2.2; and (ii) to assume the Assumed Liabilities. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

1.2.  (a) The Target Assets shall consist of all of the Target Fund’s assets and property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Target Fund, all other intangible property owned by the Target Fund, originals or copies of all books and records of the Target Fund, and all other assets of the Target Fund on the Closing Date. The Acquiring Fund shall also be entitled to receive copies of all records that the Target Fund is required to maintain under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules of the Securities and Exchange Commission (the “Commission”) thereunder to the extent such records pertain to the Target Fund.

 (b) The Target Fund has provided the Acquiring Fund with a list of all of the Target Fund’s Target Assets as of the date of execution of this Agreement, and the Acquiring Fund has provided the Target Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Acquiring Fund. The Target Fund reserves the right to sell any of such securities or other assets before the Closing Date (except to the extent sales may be limited by representations of the Target Fund contained herein and made in connection with the issuance of the tax opinion provided for in Paragraph 8.5 hereof) and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Acquiring Fund.

1.3. The Target Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due before the Closing.

1.4. On or as soon after the Closing Date as is reasonably practicable (the “Liquidation Date”), the Trust shall liquidate the Target Fund and distribute pro rata to its shareholders of record, determined as of the close of regular trading on the New York Stock Exchange on the Closing Date (the “Target Fund Shareholders”), the Acquiring Fund Shares received by the Target Fund pursuant to Paragraph 1.1 hereof. Each Target Fund Shareholder shall receive the number of Acquiring Fund Shares of the class corresponding to the class of shares of beneficial interest in the Target Fund (the “Target Fund Shares”) held by such Target Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Target Fund Shares held of record by such Target Fund Shareholder on the Closing Date. Such liquidation and distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Target Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund established and maintained by the Acquiring Fund’s transfer agent in the names of the Target Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares due the Target Fund Shareholders. The Trust shall promptly provide the Target Fund with evidence of such liquidation and distribution. All issued and outstanding Target Fund Shares will simultaneously be cancelled on the books of the Target Fund, and the Target Fund will be dissolved. The Trust shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange.

1.5. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Any certificates representing ownership of Target Fund Shares that remain outstanding on the Closing Date shall be deemed to be cancelled and shall no longer evidence ownership of Target Fund Shares.

1.6. Any transfer taxes payable upon issuance of Acquiring Fund Shares in a name other than the registered holder of the Target Fund Shares on the books of the Target Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7. Any reporting responsibility of the Target Fund that is due on or before the Closing Date, including, but not limited to, the responsibility for filing of regulatory reports, Tax Returns (as defined below), or other documents with the Commission, any state securities commissions, and any federal, state, or local tax authorities or any other relevant regulatory authority, shall be the responsibility of the Target Fund. For purposes of this Agreement, “Taxes” or “Tax” shall mean all taxes, charges, fees, levies or other similar assessments, or liabilities, including without limitation income, gross receipts, ad valorem, premium, value-added, excise, real property, personal property, sales, use, transfer, withholding, employment, unemployment, insurance, social security, business license, business, organization, environmental, workers compensation, payroll, profits, license, lease, service, service use, severance, stamp, occupation, windfall profits, customs, duties, franchise, and other taxes imposed by the United States of America or any state, local, or foreign government, or any agency thereof, or other political subdivision of the United States or any such government, and any interest, fines, penalties, assessments, or additions to tax resulting from, attributable to or incurred in connection with any tax or any contest or dispute thereof; and “Tax Returns” shall mean all reports, returns, declarations, statements, or other information required to be supplied to a governmental or regulatory authority or agency, or to any other person, in connection with Taxes and any associated schedules or work papers produced in connection with such items.

2.  VALUATION

2.1. The NAV of each class of the Acquiring Fund Shares and the NAV of the Target Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Eastern time) on the Closing Date (the “Valuation Time”). the Adviser) shall, for each class of Acquiring Fund Shares, compute the NAV per Acquiring Fund Share for such class in the manner set forth in the Trust’s Declaration and Agreement of Trust (the “Trust’s Declaration of Trust”), or By-Laws, and the Acquiring Fund’s then-current prospectus and statement of additional information. The Adviser shall, for each class of Target Fund Shares, compute the NAV per share of the Target Fund for such class in the manner set forth in the Trust’s Declaration of Trust or By-Laws, and the Target Fund’s then-current prospectus and statement of additional information. The Adviser shall confirm to the Acquiring Fund the NAV of the Target Fund.

2.2. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Target Assets and the assumption of the Assumed Liabilities shall be determined by the Adviser by dividing the NAV of the Target Fund, as determined in accordance with Paragraph 2.1, by the NAV of each Acquiring Fund Share, as determined in accordance with Paragraph 2.1.

2.3. The Acquiring Fund and the Target Fund shall cause the Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Adviser in accordance with its regular practice as pricing agent for the Acquiring Fund and the Target Fund.

3.  CLOSING AND CLOSING DATE

3.1. The Closing Date shall be July 13, 2018, or such later date as the parties may agree to in writing. All acts necessary to consummate the Reorganization (the “Closing”) shall be deemed to take place simultaneously as of 5:00 p.m. (Eastern time) on the Closing Date unless otherwise provided. The Closing shall be held at the principal offices of the Acquiring Fund, 90 Hudson Street, Jersey City, NJ 07302-3973, or at such other place as the parties may agree.

3.2. Portfolio securities that are held other than in book-entry form in the name of State Street Bank and Trust Company (the “Target Fund Custodian”) as record holder for the Target Fund shall be presented by the Target Fund to State Street Bank and Trust Company (the “Acquiring Fund Custodian”) for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be delivered by the Target Fund to the Acquiring Fund Custodian for the account of the Acquiring Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with customary settlement practices or, in the case of portfolio securities held in the U.S. Treasury Department’s book-entry system or by the Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Acquiring Fund Custodian in accordance with applicable law and accompanied by all necessary federal, state, non-U.S. or other stock transfer stamps or provision has been made for the appropriate purchase price thereof. Any cash shall be delivered by the Target Fund Custodian transmitting immediately available funds by wire transfer to the Acquiring Fund Custodian the cash balances maintained by the Target Fund Custodian and the Acquiring Fund Custodian crediting such amount to the account of the Acquiring Fund.

3.3. The Acquiring Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Target Assets have been delivered in proper form to the Acquiring Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal, state, non-U.S. or other stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the delivery of portfolio securities as part of the Target Assets.

3.4. If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Acquiring Fund Shares or the Target Fund pursuant to Paragraph 2.1 is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

3.5. The Target Fund shall deliver, or cause its transfer agent to deliver, to the Acquiring Fund, at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Target Fund Shareholders and the number and percentage ownership of outstanding Target Fund Shares owned by each Target Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Target Fund and its Treasurer, Secretary or other authorized officer (the “Shareholder List”) as being an accurate record of the information (a) provided by the Target Fund Shareholders, (b) provided by the Target Fund Custodian, or (c) derived from the Target Fund’s records by such officers or one of the Target Fund’s service providers. The Acquiring Fund shall issue and deliver to the Target Fund a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Target Fund that such Acquiring Fund Shares have been credited to the Target Fund’s account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts, or other documents as such other party or its counsel may reasonably request.

4.  REPRESENTATIONS AND WARRANTIES

4.1. Except as set forth on a disclosure schedule previously provided by the Target Fund to the Acquiring Fund, the Target Fund represents, warrants, and covenants to the Acquiring Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Target Fund is a series of the Trust. The Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and, subject to approval by the Target Fund’s shareholders, to perform its obligations under this Agreement. The Target Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Target Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The Trust is not in violation of, and the execution and delivery of this Agreement and the performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Target Fund to which the Trust is a party or by which the Target Fund or any of its assets is bound;

(d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Target Fund’s knowledge threatened against the Target Fund or any of the Target Fund’s properties or assets. The Target Fund knows of no facts that might form the basis for the institution of such proceedings. The Target Fund is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Target Fund’s business or its ability to consummate the transactions contemplated herein or would be binding upon the Acquiring Fund as the successor to the Target Fund;

(e) The Target Fund has no material contracts or other commitments (other than this Agreement or agreements for the purchase and sale of securities entered into in the ordinary course of business and consistent with its obligations under this Agreement) that will not be terminated at or before the Closing Date and no such termination will result in liability to the Target Fund (or the Acquiring Fund);

(f) The statement of assets and liabilities of the Target Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Target Fund, and are in accordance with generally accepted accounting principles (“GAAP”) consistently applied and fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Target Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Target Fund as of such date and the results of its operations for the period then ended. Except for the Assumed Liabilities, the Target Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change, or other factor that could significantly affect the internal controls of the Target Fund has been disclosed or is required to be disclosed in the Target Fund’s reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Target Fund to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists that will be required to be disclosed in the Acquiring Fund’s Form N-CSR after the Closing Date;

(g) Since the fiscal year ended November 30, 2017, except as specifically disclosed in the Target Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended November 30, 2017, there has not been any material adverse change in the Target Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Target Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (g) (but not for any other purpose of this Agreement), a decline in NAV per Target Fund Share arising out of its normal investment operations or a decline in market values of securities in the Target Fund’s portfolio or a decline in net assets of the Target Fund as a result of redemptions shall not constitute a material adverse change;

(h)(1) For each taxable year of its operation since its inception, the Target Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Target Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Target Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Target Fund to fail to qualify as a regulated investment company under the Code;

(2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Target Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Target Fund has not been informed by any jurisdiction that the jurisdiction believes that the Target Fund was required to file any Tax Return that was not filed, and the Target Fund does not know of any basis upon which a jurisdiction could assert such a position;

(3) The Target Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

(4) All Tax Returns filed by the Target Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Target Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

(5) The Target Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

(6) The Target Fund has not been notified that any examinations of the Tax Returns of the Target Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Target Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Target Fund’s knowledge, no such deficiency has been proposed or threatened;

(7) The Target Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Target Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Target Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

(8) The unpaid Taxes of the Target Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the Statement of Assets and Liabilities, as defined in Paragraph 5.7, rather than in any notes thereto (the “Tax Reserves”). All Taxes that the Target Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

(9) The Target Fund has delivered to the Acquiring Fund or made available to the Acquiring Fund complete and accurate copies of all Tax Returns of the Target Fund, together with all related examination reports and statements of deficiency for all periods not closed under the applicable statutes of limitations and complete and correct copies of all private letter rulings, revenue agent reports, information document requests, notices of proposed deficiencies, deficiency notices, protests, petitions, closing agreements, settlement agreements, pending ruling requests, and any similar documents submitted by, received by or agreed to by or on behalf of the Target Fund. The Target Fund has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Section 6662 of the Code;

(10) The Target Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Target Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

(11) The Target Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Target Fund tax representation certificate to be delivered to Acquiring Fund and Ropes & Gray LLP pursuant to Paragraph 7.4 (the “Target Fund Tax Representation Certificate”), and such Target Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

(12) There are (and as of immediately following the Closing there will be) no liens on the assets of the Target Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

(13) The Tax bases of the assets of the Target Fund are accurately reflected on the Target Fund’s Tax books and records, and such books and records (or a copy thereof) have been provided to Acquiring Fund.

(i) All issued and outstanding Target Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Target Fund. All of the issued and outstanding Target Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Acquiring Fund pursuant to Paragraph 3.5 hereof. The Target Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Target Fund Shares, nor is there outstanding any security convertible into any Target Fund Shares;

(j) At the Closing Date, the Target Fund will have good and marketable title to the Target Assets, and full right, power, and authority to sell, assign, transfer, and deliver the Target Assets to the Acquiring Fund, and, upon delivery and payment for the Target Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

(k) The Target Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Target Fund’s Board of Trustees, and, subject to the approval of the Target Fund’s shareholders, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Target Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(l) The information to be furnished by the Target Fund or the Adviser to the Acquiring Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Target Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(m) The information included in the proxy statement (the “Proxy Statement”) forming part of the Acquiring Fund’s Registration Statement on Form N-14 filed in connection with this Agreement (the “Registration Statement”) that has been furnished in writing by the Target Fund to the Acquiring Fund for inclusion in the Registration Statement, on the effective date of that

Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

(n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Target Fund of the transactions contemplated by this Agreement;

(o) All of the issued and outstanding Target Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Acquiring Fund;

(p) The prospectuses and statements of additional information of the Target Fund and any amendments or supplements thereto, furnished to the Acquiring Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

(q) The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Target Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Target Fund. All advertising and sales material used by the Target Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of the Financial Industry Regulatory Authority (“FINRA”), and the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Target Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(r) Neither the Target Fund nor, to the Target Fund’s knowledge, any “affiliated person” of the Target Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Target Fund’s knowledge, has any affiliated person of the Target Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the “Investment Advisers Act”), or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act;

(s) The Target Fund will review its assets and prior to the Closing Date dispose of any portfolio holdings that are not compatible with the Acquiring Fund’s investment objective and policies; and

(t) The Target Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Target Fund’s Board of Trustees.

4.2. Except as set forth on a disclosure schedule previously provided by the Acquiring Fund to the Target Fund, the Acquiring Fund represents, warrants, and covenants to the Target Fund, which representations, warranties, and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

(a) The Acquiring Fund is a series of the Trust. The Trust is a statutory trust, validly existing and in good standing under the laws of the State of Delaware. The Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Acquiring Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. The Acquiring Fund has all necessary federal, state, and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

(c) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information for the Acquiring Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time of their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(d) The Acquiring Fund’s registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Acquiring Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

(e) The Registration Statement, the Proxy Statement, and statement of additional information with respect to the Acquiring Fund, and any amendments or supplements thereto in effect on or before the Closing Date included in the Registration Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Target Fund for inclusion therein, as covered by the Target Fund’s warranty in Paragraph 4.1(m) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(f) The Trust is not in violation of, and the execution and delivery of this Agreement and performance of its obligations under this Agreement will not result in a violation of, any provision of the Trust’s Declaration of Trust or By-Laws or any material agreement, indenture, instrument, contract, lease, or other undertaking with respect to the Acquiring Fund to which the Trust is a party or by which the Acquiring Fund or any of its assets is bound;

(g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund’s knowledge, threatened against the Acquiring Fund or any of the Acquiring Fund’s properties or assets. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings. The Acquiring Fund is a not party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially adversely affects the Acquiring Fund’s business, or its ability to consummate the transactions contemplated herein;

(h) The statement of assets and liabilities of the Acquiring Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2017 have been audited by Deloitte & Touche LLP, an independent registered public accounting firm retained by the Acquiring Fund, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Acquiring Fund as of such date and the results of its operations for the year then ended, and all known liabilities, whether actual or contingent, of the Acquiring Fund as of the date thereof are disclosed therein;

(i) Since the fiscal year ended November 30, 2017, except as specifically disclosed in the Acquiring Fund’s prospectus, its statement of additional information as in effect on the date of this Agreement, its annual report for the fiscal year ended November 30, 2017, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, business, or prospects, or any incurrence by the Acquiring Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business, or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Acquiring Fund Share arising out of its normal investment operations or a decline in market values of securities in the Acquiring Fund’s portfolio or a decline in net assets of the Acquiring Fund as a result of redemptions shall not constitute a material adverse change;

(j)(1) For each taxable year of its operation since its inception, the Acquiring Fund has satisfied, and for the current taxable year it will satisfy, the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company. The Acquiring Fund will qualify as such through the Closing Date and will satisfy the diversification requirements of Section 851(b)(3) of the Code without regard to the last sentence of Section 851(d)(1) of the Code. The Acquiring Fund has not taken any action, caused any action to be taken or caused any action to fail to be taken which action or failure could cause the Acquiring Fund to fail to qualify as a regulated investment company under the Code;

 (2) Within the times and in the manner prescribed by law (after giving effect to any extensions), the Acquiring Fund has properly filed on a timely basis all Tax Returns that it was required to file on or before the Closing Date, and all such Tax Returns were true, complete and accurate in all material respects. The Acquiring Fund has not been informed by any jurisdiction that the jurisdiction believes that the Acquiring Fund was required to file any Tax Return that was not filed, and the Acquiring Fund does not know of any basis upon which a jurisdiction could assert such a position;

 (3) The Acquiring Fund has timely paid, in the manner prescribed by law, all Taxes that were due and payable or that were claimed to be due;

 (4) All Tax Returns filed by the Acquiring Fund constitute true, complete and accurate reports of the respective liabilities for Taxes and all attributes of the Acquiring Fund or, in the case of information returns and payee statements, the amounts required to be reported, and accurately set forth all items required to be included or reflected in such returns;

 (5) The Acquiring Fund has not waived or extended any applicable statute of limitations relating to the assessment or collection of Taxes (other than routine extensions available by statute);

 (6) The Acquiring Fund has not been notified that any examinations of the Tax Returns of the Acquiring Fund are currently in progress or threatened, and no deficiencies have been asserted or assessed against the Acquiring Fund as a result of any audit by the Internal Revenue Service or any state, local, or foreign taxing authority, and, to the Acquiring Fund’s knowledge, no such deficiency has been proposed or threatened;

 (7) The Acquiring Fund has no actual or potential liability for any Tax obligation of any taxpayer other than itself. The Acquiring Fund is not and has never been a member of a group of corporations with which it has filed (or been required to file) consolidated, combined or unitary Tax Returns. The Acquiring Fund is not a party to any Tax allocation, sharing, or indemnification agreement;

 (8) The unpaid Taxes of the Acquiring Fund for tax periods through the Closing Date do not exceed the accruals and reserves for Taxes (excluding accruals and reserves for deferred Taxes established to reflect timing differences between book and Tax income) set forth in the financial statements referred to in Paragraph 4.2(h). All Taxes that the Acquiring Fund is or was required by law to withhold or collect have been duly withheld or collected and, to the extent required, have been timely paid to the proper governmental agency;

 (9) The Acquiring Fund has not undergone, has not agreed to undergo, and is not required to undergo (nor will it be required as a result of the transactions contemplated in this Agreement to undergo) a change in its method of accounting resulting in an adjustment to its taxable income pursuant to Section 481 of the Code. The Acquiring Fund will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion thereof) ending after the Closing Date as a result of any (i) change in method of accounting for a taxable period ending on or before the Closing Date under Section 481(c) of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law); (ii) “closing agreement” as described in Section 7121 of the Code (or any corresponding or similar provision of state, local, or foreign income Tax law) executed on or before the Closing Date; (iii) installment sale or open transaction disposition made on or before the Closing Date; or (iv) prepaid amount received on or before the Closing Date;

 (10) The Acquiring Fund will not have taken or agreed to take any action, and will not be aware of any agreement, plan, or other circumstance, that is inconsistent with the representations set forth in the Acquiring Fund tax representation certificate to be delivered to Target Fund and Ropes & Gray LLP pursuant to Paragraph 6.3 (the “Acquiring Fund Tax Representation Certificate”), and such Acquiring Fund Tax Representation Certificate will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading;

 (11) There are (and as of immediately following the Closing there will be) no liens on the assets of the Acquiring Fund relating to or attributable to Taxes, except for Taxes not yet due and payable; and

 (12) The Tax bases of the assets of the Acquiring Fund are accurately reflected on the Acquiring Fund’s Tax books and records.

(k) The Acquiring Fund is and as of the Closing Date will be, authorized to issue an unlimited number of shares of beneficial interest of the Acquiring Fund, without par value. The Acquiring Fund Shares to be issued and delivered to the Target Fund for the account of the Target Fund Shareholders pursuant to the terms of this Agreement, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares;

(l) All issued and outstanding Acquiring Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

(m) The Acquiring Fund has the power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund’s Board of Trustees, and, assuming due authorization, execution, and delivery by the Target Fund, this Agreement will constitute a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) The information to be furnished by the Acquiring Fund or the Adviser to the Target Fund for use in applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto and the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

(o) No consent, approval, authorization, or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except for the registration of the Acquiring Fund Shares under the Securities Act and the Investment Company Act;

(p) The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state “Blue Sky” laws, and all other applicable federal and state laws or regulations. The Acquiring Fund currently complies in all material respects with, and since its organization has complied in all material respects with, all investment objectives, policies, guidelines, and restrictions and any compliance procedures established by the Acquiring Fund. All advertising and sales material used by the Acquiring Fund complies in all material respects with and has complied in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, the rules regarding Duties and Conflicts and Supervision and Responsibilities Relating to Associated Persons of FINRA, the Conduct Rules of FINRA, state law, and any rules and regulations of any state regulatory authority. All registration statements, prospectuses, reports, proxy materials, or other filings required to be made or filed with the Commission, FINRA or any state securities authorities by the Acquiring Fund have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials, and other filings under the Securities Act, the Exchange Act, and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

(q) Neither the Acquiring Fund nor, to the Acquiring Fund’s knowledge, any “affiliated person” of the Acquiring Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the Acquiring Fund’s knowledge, has any affiliated person of the Acquiring Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension, or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer, or director of an investment company under Section 9 of the Investment Company Act; and

(r) The Acquiring Fund’s execution, delivery and performance of this Agreement, and the transactions contemplated herein, have been duly authorized by the Acquiring Fund’s Board of Trustees.

5.  COVENANTS OF THE FUNDS

5.1. The Target Fund will operate the Target Fund’s business in the ordinary course of business between the date hereof and the Closing Date. It is understood that such ordinary course of business will include the declaration and payment of customary dividends and other distributions and any other dividends and other distributions necessary or advisable (except to the extent dividends or other distributions that are not customary may be limited by representations made in connection with the issuance of the tax opinion described in Paragraph 8.5 hereof), in each case payable either in cash or in additional shares.

5.2. The Target Fund will call and hold a special meeting of the Target Fund’s shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

5.3. The Acquiring Fund will prepare the notice of meeting, form of proxy, and Registration Statement (collectively, “Proxy Materials”) to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Target Fund will provide the Acquiring Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

5.4. The Target Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired by the Target Fund for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

5.5. The Target Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requires concerning the beneficial ownership of the Target Fund Shares.

5.6. Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper, or advisable to consummate the transactions contemplated by this Agreement.

5.7. The Target Fund shall furnish to the Acquiring Fund on the Closing Date a statement of assets and liabilities of the Target Fund (“Statement of Assets and Liabilities”) as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Target Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Target Fund’s Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within

30 days after the Closing Date, the Target Fund shall furnish to the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Target Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Acquiring Fund under the Code, and which statement will be certified by the Treasurer of the Target Fund.

5.8. Neither Fund shall take any action that is inconsistent with the representations set forth in, with respect to the Target Fund, the Target Fund Tax Representation Certificate and, with respect to the Acquiring Fund, the Acquiring Fund Tax Representation Certificate.

5.9. From and after the date of this Agreement and until the Closing Date, each Fund shall use its commercially reasonable efforts to cause the Reorganization to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent the Reorganization from qualifying, as a reorganization under the provisions of Section 368(a) of the Code. The parties hereby adopt this Agreement as a “plan of reorganization” within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the Treasury regulations promulgated under the Code. Unless otherwise required pursuant to a “determination” within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a)(1)(C) of the Code and shall not take any position inconsistent with such treatment.

5.10. From and after the date of this Agreement and through the time of the Closing, each Fund shall use its commercially reasonable efforts to cause it to qualify, and will not knowingly take any action, cause any action to be taken, fail to take any action or cause any action to fail to be taken, which action or failure to act could prevent it from qualifying as a regulated investment company under the provisions of Subchapter M of the Code.

5.11. Each Fund shall prepare, or cause to be prepared, all of its Tax Returns due on or before the Closing Date and shall timely file, or cause to be timely filed, all such Tax Returns. Each Fund shall make any payments of Taxes required to be made by it with respect to any such Tax Returns.

6.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE TARGET FUND

The obligations of the Target Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Acquiring Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Target Fund in writing:

6.1. All representations and warranties by the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

6.2. The Acquiring Fund shall have delivered to the Target Fund on the Closing Date a certificate of the Acquiring Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Target Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 6 have been met, and as to such other matters as the Target Fund shall reasonably request;

6.3. The Acquiring Fund shall have delivered to the Target Fund and Ropes & Gray LLP an Acquiring Fund Tax Representation Certificate, satisfactory to the Target Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Acquiring Fund; and

6.4. The Board of Trustees of the Acquiring Fund shall have determined that the Reorganization is in the best interests of the Acquiring Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

7.  CONDITIONS PRECEDENT TO THE OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Target Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Acquiring Fund in writing:

7.1. All representations and warranties by the Target Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof (in each case, as such representations and warranties would read as if all qualifications as to materiality were deleted therefrom) and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

7.2. The Target Fund shall have delivered to the Acquiring Fund the Statement of Assets and Liabilities of the Target Fund pursuant to Paragraph 5.7, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Target Fund’s Treasurer or Assistant Treasurer;

7.3. The Target Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate of the Target Fund, executed in its name by its President or a Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Target Fund made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Section 7 have been met, and as to such other matters as the Acquiring Fund shall reasonably request;

7.4. The Target Fund shall have delivered to the Acquiring Fund and Ropes & Gray LLP a Target Fund Tax Representation Certificate, satisfactory to the Acquiring Fund and Ropes & Gray LLP, concerning certain tax-related matters with respect to the Target Fund;

7.5. The Board of Trustees of the Target Fund shall have determined that the Reorganization is in the best interests of the Target Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

7.6 Prior to the Closing, the Target Fund shall have declared a dividend or dividends qualifying for the deduction for dividends paid under Section 561 of the Code, that, together with all previous distributions qualifying for the dividends paid deduction, shall have the effect of distributing to its shareholders (a) all of its investment company taxable income (as defined in Section 852(b)(2) of the Code determined without regard to any deduction for dividends paid under Section 852(b)(2)(D) of the Code), (b) all of the excess of (i) its income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and (c) all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, in each case, for its taxable year ending on the Closing Date and any prior taxable year to the extent such dividend or dividends are eligible to be treated as paid during such prior year under Section 855(a) of the Code.

8.  FURTHER CONDITIONS PRECEDENT

If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1. This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the Target Fund’s shareholders in accordance with the provisions of the Trust’s Declaration of Trust and By-Laws, and certified copies of the resolutions evidencing such approval by the Target Fund’s shareholders shall have been delivered by the Target Fund to the Acquiring Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

8.2. On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

8.3. All consents of other parties and all other consents, orders and permits of federal, state, and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

8.4. The Acquiring Fund’s Registration Statement shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the Securities Act;

8.5. The parties shall have received an opinion of Ropes & Gray LLP, satisfactory to each of the Target Fund and the Acquiring Fund and subject to certain factual representations made by officers of the

Target Fund and the Acquiring Fund and customary assumptions and qualifications, substantially to the effect that, although not free from doubt, for federal income tax purposes (i) the acquisition by the Acquiring Fund of the Target Assets solely in exchange for the issuance of Acquiring Fund Shares to the Target Fund and the assumption of the Assumed Liabilities by the Acquiring Fund, followed by the distribution by the Target Fund, in liquidation of the Target Fund, of Acquiring Fund Shares to the Target Fund Shareholders in exchange for their Target Fund Shares and the termination of the Target Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, (ii) under Sections 361 and 357 of the Code, the Target Fund will not recognize any gain or loss upon the transfer of the Target Assets to the Acquiring Fund pursuant to this Agreement in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities, or upon the distribution of the Acquiring Fund Shares by the Target Fund to its shareholders in liquidation of the Target Fund, except for (A) any gain or loss recognized on (1) “section 1256 contracts” as defined in Section 1256(b) of the Code, or (2) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (1) as a result of the closing of the tax year of the Target Fund, (2) upon the termination of a position, or (3) upon the transfer of an asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code; (iii) under Section 354 of the Code, Target Fund Shareholders will not recognize any gain or loss upon the exchange of their Target Fund Shares for the Acquiring Fund Shares; (iv) under Section 358 of the Code, the aggregate basis in the Acquiring Fund Shares that the Target Fund Shareholders receive in exchange for their Target Fund Shares will be the same as the aggregate basis of the Target Fund Shares exchanged therefor; (v) under Section 1223(1) of the Code, a Target Fund Shareholder’s holding period for Acquiring Fund Shares received pursuant to the Agreement will include the shareholder’s holding period for the Target Fund Shares exchanged therefor, provided that the shareholder held the Target Fund Shares as capital assets on the date of the exchange; (vi) under Section 1032 of the Code, the Acquiring Fund will not recognize any gain or loss upon the receipt of the Target Assets solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Assumed Liabilities; (vii) under Section 362(b) of the Code, the Acquiring Fund’s tax basis in the Target Assets will be the same as the Target Fund’s tax basis immediately prior to the transfer, increased by any gain or decreased by any loss required to be recognized as described in (ii) above; (viii) under Section 1223(2) of the Code, the holding period of each Target Asset in the hands of the Acquiring Fund, other than any Target Asset with respect to which gain or loss is required to be recognized as described in (ii) above, will include the period during which such Target Asset was held or treated for U.S. federal income tax purposes as held by the Target Fund; and (ix) the Acquiring Fund will succeed to and take into account the items of the Target Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder. Such opinion is not a guarantee that the tax consequences of the Reorganization will be as described above. Neither party may waive the condition set forth in Paragraph 8.5; and

9.  BROKERAGE FEES AND EXPENSES

9.1. Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

9.2. Each of Target Fund and the Adviser shall bear and pay the portion of the total expenses and costs solely and directly related to the Reorganization and the transactions contemplated thereby (including, but not limited to, the preparation of the proxy statement and solicitation expenses), with Target Fund bearing its ratable portion of such expenses and costs and the Adviser bearing Acquiring Fund’s ratable portion of such expenses and costs, determined based on each Fund’s average net assets for the fiscal year ended November 30, 2017, provided that transaction costs attributable to a particular Fund’s disposition of portfolio securities shall be borne and paid directly by that Fund, and, provided further, that any such expenses and costs of the Reorganization will in any event be paid by the party directly incurring such expenses and costs.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1. Each Fund agrees that neither party has made any representation, warranty, or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

10.2. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

11.1. This Agreement may be terminated by the mutual agreement of each Fund. In addition, either party may at its option terminate this Agreement at or before the Closing Date:

(a) because of a material breach by the other of any representation, warranty, covenant or agreement contained herein to be performed at or before the Closing Date;

(b) because of a condition herein expressed to be precedent to the obligations of the terminating party that has not been met and that reasonably appears will not or cannot be met;

(c) by resolution of the Acquiring Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Acquiring Fund’s shareholders; or

(d) by resolution of the Target Fund’s Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Target Fund’s shareholders; or

(e) if the transactions contemplated by this Agreement shall not have occurred on or before [  ], or such other date as the parties may mutually agree upon in writing.

11.2. In the event of any such termination, there shall be no liability for damages on the part of the Trust, the Acquiring Fund, or the Target Fund, or the Board of Trustees or officers of each of the Trust, Acquiring Fund, and the Target Fund.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of each of the Acquiring Fund and the Target Fund; provided, however, that following the meeting of the Target Fund’s shareholders called by the Target Fund pursuant to Paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions regarding the method for determining the number of Acquiring Fund Shares to be received by the Target Fund Shareholders under this Agreement to their detriment without their further approval; provided that nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Target Fund and the Acquiring Fund at 90 Hudson Street, Jersey City, NJ 07302-3973.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

14.1. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

14.2. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

14.3. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 § 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

14.4. This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

14.5. It is expressly agreed that the obligations of each of the Acquiring Fund and the Target Fund shall not be binding upon any of either Fund’s Trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Acquiring Fund or the Target Fund, as the case may be, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of each of the Acquiring Fund and the Target Fund and this Agreement has been executed by authorized officers of each of the Acquiring Fund and the Target Fund, acting as such, and neither such authorization by such Trustees nor such execution, and delivery by such officers shall be deemed to have been made by any of them individually or to have imposed any liability on any of them personally, but shall bind only the property of the Acquiring Fund and the Target Fund, as the case may be, as provided in the Trust’s Declaration of Trust.

14.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Acquiring Fund shall be those of the Acquiring Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.6. Any and all obligations or liabilities arising under or in respect of this Agreement with respect to the Target Fund shall be those of the Target Fund only and shall not otherwise be obligations or liabilities of the Trust generally or any other series thereof.

14.7 To the fullest extent permitted by law, this Agreement shall be deemed a part of the governing instrument (within the meaning of the Delaware Statutory Trust Act) of the Trust.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first set forth above by its President or a Vice President and attested by its Secretary or an Assistant Secretary.

Attest:	LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Multi-Asset Growth Fund
By:	By:
Name:	Name:	Lawrence H. Kaplan
Title:	Title:	Vice President and Secretary

Attest:	LORD ABBETT INVESTMENT TRUST, on behalf of its series, Lord Abbett Multi-Asset Focused Growth Fund
By:	By:
Name:	Name:	Lawrence H. Kaplan
Title:	Title:	Vice President and Secretary

Attest:	LORD, ABBETT & CO. LLC, solely with respect to Section 9.2 hereof
By:	By:
Name:	Name:	Lawrence H. Kaplan
Title:	Title:	Member and General Counsel

YOUR VOTE MATTERS

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

Please detach at perforation before mailing.

PROXY	LORD ABBETT MULTI-ASSET FOCUSED GROWTH FUND (a series of Lord Abbett Investment Trust) SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 28, 2018

This proxy is solicited on behalf of the Board of Trustees of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”).

The undersigned hereby appoints Douglas B. Sieg, Lawrence H. Kaplan and Brooke A. Fapohunda, and any of them, as proxies for the undersigned, with full power of substitution, and hereby authorizes said proxies, and any of them, to represent and vote, as designated on the reverse side, all shares of common stock of Target Fund, held of record by the undersigned on April 10, 2018 at the Special Meeting of Shareholders (the “Meeting”) to be held at the offices of Lord, Abbett & Co. LLC at 90 Hudson Street, Jersey City, NJ 07302, on June 28, 2018 at 9:00 a.m., Eastern time, and at any adjournments or postponements thereof. The undersigned hereby revokes any and all proxies with respect to the shares being voted at the Meeting heretofore given by the undersigned. Please sign and date the reverse side. You may also vote in person by attending the special meeting of shareholders at 90 Hudson Street, Jersey City, NJ 07302 on June 28, 2018 at 9:00 a.m.

This proxy card, when properly executed, will be voted in the manner directed herein by the undersigned shareholder, and, in the discretion of such proxies, upon any and all other matters as may properly come before the meeting or any adjournment or postponement thereof. If no direction is made, this proxy will be voted “FOR” the Proposals.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

YOUR VOTE MATTERS

Important Notice Regarding the Availability of Proxy Materials for the

Special Meeting of Shareholders to Be Held on June 28, 2018.

The Combined Prospectus/Proxy Statement for this meeting is available at:

https://www.proxy-direct.com/lab-29781

IF YOU VOTE ON THE INTERNET, BY TELEPHONE, OR IN PERSON

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS EXAMPLE: ☒

A	Proposals THE BOARD OF TRUSTEES OF TARGET FUND RECOMMENDS A VOTE “FOR” THE PROPOSALS.

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization adopted by Lord Abbett Investment Trust (“Investment Trust”), on behalf of its series, Target Fund, and its series, Lord Abbett Multi-Asset Growth Fund (“Acquiring Fund”), providing for the reorganization of Target Fund with and into Acquiring Fund as described in the Combined Prospectus/Proxy Statement.	☐	☐	☐

		FOR	AGAINST	ABSTAIN
2.	To ratify the appointment of Deloitte & Touche LLP as Target Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2018.	☐	☐	☐

B	Authorized Signatures ─ This section must be completed for your vote to be counted.─ Sign and Date Below
Note:	Please sign exactly as your name(s) appear(s) on this proxy card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.
Date (mm/dd/yyyy) ─ Please print date below	Signature 1 ─ Please keep signature within the box	Signature 2 ─ Please keep signature within the box

/ /

608999900109999999999

xxxxxxxxxxxxxx	LAM 29781	M xxxxxxxx

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 11, 2018

Lord Abbett Multi-Asset Focused Growth Fund

(a series of Lord Abbett Investment Trust)

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

Lord Abbett Multi-Asset Growth Fund

(a series of Lord Abbett Investment Trust)

90 Hudson Street

Jersey City, New Jersey 07302-3973

888-522-2388

This Statement of Additional Information (“SAI”) relates specifically to the proposed transfer of the assets of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”), a series of Lord Abbett Investment Trust (“Investment Trust”) to Lord Abbett Multi-Asset Growth Fund (“Acquiring Fund”), another series of Investment Trust, in exchange for shares of Acquiring Fund and the assumption by Acquiring Fund of the liabilities of Target Fund. This SAI consists of this cover page and the following documents, each of which accompanies this SAI and is incorporated herein by reference:

1.	The Statement of Additional Information of each of Target Fund and Acquiring Fund, dated April 1, 2018, as supplemented;

2.	The Financial Statements from each of Target Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2017, audited by Deloitte & Touche LLP, an independent registered public accounting firm, as stated in their reports, which are so incorporated herein by reference, and have been so incorporated in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing; and

3.	Target Fund’s and Acquiring Fund’s Annual Report for the fiscal year ended November 30, 2017.

This SAI is not a prospectus. A Combined Prospectus/Proxy Statement dated May 11, 2018 relating to these matters may be obtained without charge via Lord Abbett’s website at www.lordabbett.com or by calling or writing to the Funds at the telephone number or address set forth above. This SAI should be read in conjunction with such Combined Prospectus/Proxy Statement.

1

2

The following pages include the pro forma combined financial statements and related notes showing the effect of the proposed acquisition of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”) by Lord Abbett Multi-Asset Growth Fund (“Acquiring Fund”), both a series of Lord Abbett Investment Trust (“Investment Trust”).

Pro Forma Combined Schedule of Investments (unaudited)

November 30, 2017

INVESTMENTS IN UNDERLYING FUNDS(a) 99.85%	(Target Fund) Multi-Asset Focused Growth Fund		(Acquiring Fund) Multi-Asset Growth Fund		Multi-Asset Growth Fund PRO FORMA COMBINED
	Shares	Fair Value (000)	Shares	Fair Value (000)	Shares	Fair Value (000)
Lord Abbett Affiliated Fund, Inc.-Class I(b)	-	-	3,275,815	$51,463	3,275,815	$51,463
Lord Abbett Equity Trust-Calibrated Large Cap Value Fund-Class I(c)	-	-	4,998,548	102,670	4,998,548	102,670
Lord Abbett Equity Trust-Calibrated Mid Cap Value Fund-Class I(c)	2,234,088	$48,502	8,349,351	181,264	10,583,439	229,766
Lord Abbett Investment Trust-Convertible Fund-Class I(d)	705,156	9,442	5,296,112	70,915	6,001,268	80,357
Lord Abbett Securities Trust-Fundamental Equity Fund-Class I(e)	2,440,693	31,363	-	-	2,440,693	31,363
Lord Abbett Securities Trust-Growth Leaders Fund-Class I(f)	2,140,034	60,542	3,600,678	101,863	5,740,712	162,405
Lord Abbett Investment Trust-High Yield Fund-Class I(g)	620,056	4,799	23,620,890	182,826	24,240,946	187,625
Lord Abbett Securities Trust-International Dividend Income Fund-Class I(h)	-	-	15,715,862	121,955	15,715,862	121,955
Lord Abbett Securities Trust-International Equity Fund-Class I(i)	3,592,812	52,096	3,525,667	51,122	7,118,479	103,218
Lord Abbett Mid Cap Stock Fund Inc.-Class I(j)	785,025	23,943	4,182,946	127,580	4,967,971	151,523
Lord Abbett Investment Trust-Short Duration Income Fund-Class I(k)	2,138,942	9,090	6,527,733	27,743	8,666,675	36,833
Total Investments In Underlying Funds 99.85% (cost $225,259,564, $960,691,718 and $1,185,951,282, respectively)		239,777		1,019,401		1,259,178

Others Assets in Excess of Liabilities/Liabilities in Excess of Other Assets (l) 0.15%		(664)		2,498		1,834

NET ASSETS 100.00%		$239,113		$1,021,899		$1,261,012

(a)	Affiliated issuers.
(b)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(c)	Fund investment objective is total return.
(d)	Fund investment objective is to seek current income and the opportunity for capital appreciation to produce a high total return.
(e)	Fund investment objective is long-term growth of capital and income without excessive fluctuations in market value.
(f)	Fund investment objective is to seek capital appreciation.
(g)	Fund investment objective is to seek a high current income and the opportunity for capital appreciation to produce a high total return.
(h)	Fund investment objective is to seek a high level of total return.
(i)	Fund investment objective is to seek long-term capital appreciation.
(j)	Fund investment objective is to seek capital appreciation through investments, primarily in equity securities, which are believed to be undervalued in the marketplace.
(k)	Fund investment objective is to seek a high level of income consistent with preservation of capital.
(l)	Other Assets in Excess of Liabilities/Liabilities in Excess of Other Assets include net unrealized appreciation/depreciation on total return swaps, forward foreign currency exchange contracts, and futures contracts as follows:

Open Futures Contracts at November 30, 2017:

(Target Fund) Multi-Asset Focused Growth Fund

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E-Mini Russell 2000 Index	December 2017	62	Long	$4,787,202	$4,790,740	$3,538

(Acquiring Fund) Multi-Asset Growth Fund

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E-Mini Russell 2000 Index	December 2017	265	Long	20,461,442	20,476,550	15,108
Nikkei 225	December 2017	315	Long	34,053,242	36,036,000	1,982,758

Multi-Asset Growth Fund Pro Forma Combined

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Appreciation
E-Mini Russell 2000 Index	December 2017	62	Long	$4,787,202	$4,790,740	$3,538
E-Mini Russell 2000 Index	December 2017	265	Long	20,461,442	20,476,550	15,108
Nikkei 225	December 2017	315	Long	34,053,242	36,036,000	1,982,758
				$59,301,886	$61,303,290	$2,001,404

(Target Fund) Multi-Asset Focused Growth Fund

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
E-Mini MSCI EAFE Index	December 2017	81	Long	$4,698,308	$4,536,000	($162,308)

(Acquiring Fund) Multi-Asset Growth Fund

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
E-Mini MSCI EAFE INDEX	December 2017	348	Long	20,185,321	19,488,000	(697,321)

Multi-Asset Growth Fund Pro Forma Combined

				Notional	Notional	Unrealized
Type	Expiration	Contracts	Position	Amount	Value	Depreciation
E-Mini MSCI EAFE Index	December 2017	81	Long	$4,698,308	$4,536,000	($162,308)
E-Mini MSCI EAFE INDEX	December 2017	348	Long	20,185,321	19,488,000	(697,321)
				$24,883,629	$24,024,000	$(859,629)

Open Total Return Swap Contracts at November 30, 2017:

(Target Fund) Multi-Asset Focused Growth Fund

	Referenced	Referenced			Termination	Notional	Notional	Unrealized
Swap Counterparty	Index	Spread	Units	Position	Date	Amount	Value	Depreciation
Goldman Sachs	Euro Stoxx	3 Mo. EURIBOR +	29,179	Long	4/10/2018	EUR	EUR
	Bank Index	+ 0.27%				3,990,074	3,866,803	$(144,823)

(Acquiring Fund) Multi-Asset Growth Fund

	Referenced	Referenced			Termination	Notional	Notional	Unrealized
Swap Counterparty	Index	Spread	Units	Position	Date	Amount	Value	Depreciation
Goldman Sachs	Euro Stoxx	3 Mo. EURIBOR +	127,169	Long	4/10/2018	EUR	EUR
	Bank Index	+ 0.27%				17,389,687	16,852,445	$(631,172)

Multi-Asset Growth Fund Pro Forma Combined

	Referenced	Referenced			Termination	Notional	Notional	Unrealized
Swap Counterparty	Index	Spread	Units	Position	Date	Amount	Value	Depreciation
Goldman Sachs	Euro Stoxx	3 Mo. EURIBOR +	29,179	Long	4/10/2018	EUR	EUR	$(144,823)
	Bank Index	+ 0.27%				3,990,074	3,866,803
Goldman Sachs	Euro Stoxx	3 Mo. EURIBOR +	127,169	Long	4/10/2018	EUR	EUR	(631,172)
	Bank Index	+ 0.27%				17,389,687	16,852,445
								$(775,995)

Open Forward Foreign Currency Exchange Contracts at November 30, 2017:

(Target Fund) Multi-Asset Focused Growth Fund

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Japanese yen	Sell	State Street Bank and Trust	2/28/2018	771,200,000	$6,955,662	$6,884,616	$71,046
Swedish krona	Sell	State Street Bank and Trust	2/28/2018	19,075,000	2,303,040	2,292,743	10,297
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$81,343

(Acquiring Fund) Multi-Asset Growth Fund

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Japanese yen	Sell	State Street Bank and Trust	2/28/2018	3,306,600,000	29,823,123	29,518,505	304,618
Swedish krona	Sell	State Street Bank and Trust	2/28/2018	81,500,000	9,839,989	9,795,991	43,998
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$348,616

Multi-Asset Growth Fund Pro Forma Combined

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Appreciation
Japanese yen	Sell	State Street Bank and Trust	2/28/2018	771,200,000	$6,955,662	$6,884,616	$71,046
Swedish krona	Sell	State Street Bank and Trust	2/28/2018	19,075,000	2,303,040	2,292,743	10,297
Japanese yen	Sell	State Street Bank and Trust	2/28/2018	3,306,600,000	29,823,123	29,518,505	304,618
Swedish krona	Sell	State Street Bank and Trust	2/28/2018	81,500,000	9,839,989	9,795,991	43,998
Unrealized Appreciation on Forward Foreign Currency Exchange Contracts							$429,959

See Notes to Pro Forma Combined Financial Statements.

3

Pro Forma Combined Schedule of Investments (unaudited) (concluded)

November 30, 2017

(Target Fund) Multi-Asset Focused Growth Fund

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Credit Suisse International	2/5/2018	1,790,000	$2,381,024	$2,426,489	$(45,465)
British pound	Sell	State Street Bank and Trust	2/28/2018	3,560,000	4,738,003	4,829,141	(91,138)
euro	Sell	Standard Chartered Bank	2/5/2018	4,230,000	4,950,295	5,055,651	(105,356)
euro	Sell	State Street Bank and Trust	2/28/2018	7,710,000	9,208,055	9,227,320	(19,265)
Japanese yen	Sell	State Street Bank and Trust	2/5/2018	413,830,000	3,650,482	3,690,061	(39,579)
Swedish krona	Sell	Goldman Sachs	2/5/2018	10,450,000	1,253,666	1,254,317	(651)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(301,454)

(Acquiring Fund) Multi-Asset Growth Fund

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Credit Suisse International	2/5/2018	5,355,000	7,123,119	7,259,133	(136,014)
British pound	Sell	State Street Bank and Trust	2/28/2018	15,160,000	20,176,441	20,564,544	(388,103)
euro	Sell	Standard Chartered Bank	2/5/2018	12,740,000	14,909,399	15,226,714	(317,315)
euro	Sell	State Street Bank and Trust	2/28/2018	33,000,000	39,411,907	39,494,367	(82,460)
Japanese yen	Sell	State Street Bank and Trust	2/5/2018	1,227,415,000	10,827,289	10,944,678	(117,389)
Swedish krona	Sell	Goldman Sachs	2/5/2018	31,440,000	3,771,793	3,773,753	(1,960)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,043,241)

Multi-Asset Growth Fund Pro Forma Combined

Forward Foreign Currency Exchange Contracts	Transaction Type	Counterparty	Expiration Date	Foreign Currency	U.S. $ Cost on Origination Date	U.S. $ Current Value	Unrealized Depreciation
British pound	Sell	Credit Suisse International	2/5/2018	1,790,000	$2,381,024	$2,426,489	$(45,465)
British pound	Sell	State Street Bank and Trust	2/28/2018	3,560,000	4,738,003	4,829,141	(91,138)
euro	Sell	Standard Chartered Bank	2/5/2018	4,230,000	4,950,295	5,055,651	(105,356)
euro	Sell	State Street Bank and Trust	2/28/2018	7,710,000	9,208,055	9,227,320	(19,265)
Japanese yen	Sell	State Street Bank and Trust	2/5/2018	413,830,000	3,650,482	3,690,061	(39,579)
Swedish krona	Sell	Goldman Sachs	2/5/2018	10,450,000	1,253,666	1,254,317	(651)
British pound	Sell	Credit Suisse International	2/5/2018	5,355,000	7,123,119	7,259,133	(136,014)
British pound	Sell	State Street Bank and Trust	2/28/2018	15,160,000	20,176,441	20,564,544	(388,103)
euro	Sell	Standard Chartered Bank	2/5/2018	12,740,000	14,909,399	15,226,714	(317,315)
euro	Sell	State Street Bank and Trust	2/28/2018	33,000,000	39,411,907	39,494,367	(82,460)
Japanese yen	Sell	State Street Bank and Trust	2/5/2018	1,227,415,000	10,827,289	10,944,678	(117,389)
Swedish krona	Sell	Goldman Sachs	2/5/2018	31,440,000	3,771,793	3,773,753	(1,960)
Unrealized Depreciation on Forward Foreign Currency Exchange Contracts							$(1,344,695)

See Notes to Pro Forma Combined Financial Statements.

4

The following is a summary of the inputs used as of November 30, 2017 in valuing the Fund’s investments carried at fair value(1):

(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund					(Acquiring Fund) Lord Abbett Multi-Asset Growth Fund
Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investment in Underlying Funds	$239,777	$-	$-	$239,777	$1,019,401	$-	$-	$1,019,401
Total	$239,777	$-	$-	$239,777	$1,019,401	$-	$-	$1,019,401
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$-	$81	$-	$81	$-	$349	$-	$349
Liabilities	-	(301)	-	(301)	-	(1,043)	-	(1,043)
Futures Contracts Assets	4	-	-	4	1,998	-	-	1,998
Liabilities	(162)	-	-	(162)	(697)	-	-	(697)
Total Return Swap Contracts
Assets	-	-	-	-	-	-	-	-
Liabilities	-	(145)		(145)	-	(631)	-	(631)
Total	$(158)	$(365)	$-	$(523)	$1,301	$(1,325)	$-	$(24)

Combined Proforma Lord Abbett Multi-Asset Growth Fund
Investment Type(2)(3)	Level 1 (000)	Level 2 (000)	Level 3 (000)	Total (000)
Investment in Underlying Funds	$1,259,178	$-	$-	$1,259,178
Total	$1,259,178	$-	$-	$1,259,178
Other Financial Instruments
Forward Foreign Currency Exchange Contracts
Assets	$-	$430	$-	$430
Liabilities	-	(1,344)	-	(1,344)
Futures Contracts Assets	2,002	-	-	2,002
Liabilities	(859)	-	-	(859)
Total Return Swap Contracts
Assets	-	-	-	-
Liabilities	-	(776)		(776)
Total	$1,143	$(1,690)	$-	$(547)

(1)	Refer to Note 3(h) for a description of fair value measurements and the three-tier hierarchy of inputs.
(2)	See Schedule of Investments for fair values in each industry and identification of foreign issuers and/or geography.
(3)	There were no Level 1/Level 2 transfers during the fiscal year ended November 30, 2017.

See Notes to Pro Forma Combined Financial Statements.

5

Pro Forma Combined Statements of Assets and Liabilities (unaudited)

November 30, 2017

	Multi-Asset Focused Growth Fund	Multi-Asset Growth Fund	Total Pro Forma Adjustments		Multi-Asset Growth Pro Forma Combined
ASSETS:
Investments in Underlying Funds, at cost	$225,259,564	$960,691,718			$1,185,951,282
Investments in Underlying Funds, at value	$239,777,329	$1,019,401,438			$1,259,178,767
Cash	43,484	-			43,484
Deposits with broker for derivatives collateral	265,601	4,306,107			4,571,708
Receivables:					-
Interest and Dividends	38,286	917,781			956,067
Investments in Underlying Funds sold	5,058,533	23,474,801			28,533,334
Capital shares sold	114,155	455,486			569,641
Variation margin for futures contracts	-	173,053			173,053
Unrealized appreciation on forward foreign currency exchange contracts	81,343	348,616			429,959
Prepaid expenses and other assets	76,620	75,805			152,425
Total assets	245,455,351	1,049,153,087			1,294,608,438
LIABILITIES:
Payables:
Investments in Underlying Funds purchased	5,039,415	22,690,569			27,729,984
Capital shares reacquired	655,945	1,599,395			2,255,340
Management fee	19,498	83,568			103,066
12b-1 distribution fees	20,141	277,713			297,854
Fund administration	7,799	33,427			41,226
Trustees’ fees	27,160	115,231			142,391
To bank	-	555,740			555,740
Variation margin for futures contracts	42,353	-			42,353
Unrealized depreciation on total return swap contracts	144,823	631,172			775,995
Unrealized depreciation on forward foreign currency exchange contracts	301,454	1,043,241			1,344,695
Accrued expenses and other liabilities	83,950	224,314			308,264
Total liabilities	$6,342,538	$27,254,370			$33,596,908
NET ASSETS	$239,112,813	$1,021,898,717			$1,261,011,530
COMPOSITION OF NET ASSETS:
Paid-in capital	$198,814,629	$920,782,678			$1,119,597,307
Undistributed net investment income	6,052,787	21,329,702			27,382,489
Accumulated net realized gain on investments, forward currency exchange contracts, futures contracts, swaps and foreign currency related transactions	20,251,331	21,101,844			41,353,175
Net unrealized appreciation on investments, forward currency exchange contracts, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	13,994,066	58,684,493			72,678,559
Net Assets	$239,112,813	$1,021,898,717			$1,261,011,530
Net assets by class:
Class A Shares	$153,689,229	$744,028,917			$897,718,146
Class B Shares	$589,810	$2,270,758			$2,860,568
Class C Shares	$48,739,827	$182,141,852			$230,881,679
Class F Shares	$3,342,131	$39,864,875			$43,207,006
Class F3 Shares	$11,041	$23,559			$34,600
Class I Shares	$16,562,479	$20,767,717			$37,330,196
Class R2 Shares	$6,130	$33,015			$39,145
Class R3 Shares	$11,678,971	$25,946,140			$37,625,111
Class R4 Shares	$782,071	$2,009,159			$2,791,230
Class R5 Shares	$11,905	$11,726			$23,631
Class R6 Shares	$3,699,219	$4,800,999			$8,500,218
Outstanding shares by class (unlimited number of authorized shares of beneficial interest):
Class A Shares	7,940,860	40,394,551	403,180	(a)	48,738,591
Class B Shares	31,174	123,951	1,021	(a)	156,146
Class C Shares	2,609,135	9,989,069	63,867	(a)	12,662,071
Class F Shares	172,538	2,165,387	9,000	(a)	2,346,925
Class F3 Shares	565	1,271.22	31	(a)	1,867
Class I Shares	847,050	1,121,514	47,370	(a)	2,015,934
Class R2 Shares	309	1,755	17	(a)	2,081
Class R3 Shares	611,614	1,413,336	24,562	(a)	2,049,512
Class R4 Shares	40,490	109,195	2,014	(a)	151,699
Class R5 Shares	609	632.88	34	(a)	1,275
Class R6 Shares	189,116	258,987	10,436	(a)	458,539
Net asset value, offering and redemption price per share (Net assets divided by outstanding shares):
Class A Shares-Net asset value	$19.35	$18.42			$18.42
Class A Shares-Maximum offering price (Net asset value plus sales charge of 2.25%)	$19.80	$18.84			$18.84
Class B Shares-Net asset value	$18.92	$18.32			$18.32
Class C Shares-Net asset value	$18.68	$18.23			$18.23
Class F Shares-Net asset value	$19.37	$18.41			$18.41
Class F3 Shares-Net asset value	$19.54	$18.53			$18.53
Class I Shares-Net asset value	$19.55	$18.52			$18.52
Class R2 Shares-Net asset value	$19.84	$18.81			$18.81
Class R3 Shares-Net asset value	$19.10	$18.36			$18.36
Class R4 Shares-Net asset value	$19.32	$18.40			$18.40
Class R5 Shares-Net asset value	$19.55	$18.53			$18.53
Class R6 Shares-Net asset value	$19.56	$18.54			$18.54

(a)	Adjustment reflects additional shares issued in connection with the proposed Reorganization.

See Notes to Pro Forma Combined Financial Statements.

6

Pro Forma Statements of Operations (unaudited)

For the year ended November 30, 2017

	Multi-Asset Focused Growth Fund	Multi-Asset Growth Fund	Total Pro Forma Adjustments		Multi-Asset Focused Growth Pro Forma Combined
Investment income:
Dividends received from Underlying Funds	$3,264,650	$29,720,375			$32,985,025
Interest and other	21,936	12,785			34,721
Total investment income	3,286,586	29,733,160			33,019,746
Expenses:
Management fees	236,614	1,042,327			1,278,941
12b-1 distribution plan-Class A	373,659	1,889,362			2,263,021
12b-1 distribution plan-Class B	15,827	52,263			68,090
12b-1 distribution plan-Class C	494,889	1,913,819			2,408,708
12b-1 distribution plan-Class F	3,107	45,288			48,395
12b-1 distribution plan-Class P	-	9			9
12b-1 distribution plan-Class R2	34	847			881
12b-1 distribution plan-Class R3	58,878	127,471			186,349
12b-1 distribution plan-Class R4	794	2,215			3,009
Shareholder servicing	277,918	1,086,251			1,364,169
Professional	104,400	42,481	(104,400	)(a)	42,481
Reports to shareholders	67,739	92,713	(67,739	)(a)	92,713
Fund administration	94,646	416,931			511,577
Custody	12,022	31,086	(12,022	)(a)	31,086
Trustees’ fees	6,112	26,923			33,035
Registration	162,445	177,786	(145,000)	(a)	195,231
Proxy Solicitation & Reorganization	-	-	65,000	(b)	65,000
Other	14,153	25,285	(14,153)	(a)	25,285
Gross expenses	1,923,237	6,973,057	(278,314)		8,617,980
Fees waived and expenses reimbursed	(99,615)	-	99,615	(c)	-
Expenses assumed by Underlying Funds	(54,659)	(152,444)			(207,103)
Expense reductions	(1,954)	(8,876)			(10,830)
Net expenses	1,767,009	6,811,737	(178,699)		8,400,047
Net investment Income	1,519,577	22,921,423	178,699		24,619,699
Net realized and unrealized gain (loss):
Capital gain distributions received from Underlying Funds	10,888,271	29,235,083			40,123,354
Net realized gain on investments in Underlying Funds	18,196,403	19,459,652			37,656,055
Net realized gain on futures contracts	650,648	6,080,991			6,731,639
Net realized loss on foreign currency exchange contracts	(1,904,420)	(6,540,718)			(8,445,138)
Net realized loss on swap contracts	(34,624)	(603,452)			(638,076)
Net realized loss on foreign currency related transactions	(211,139)	(378,676)			(589,815)
Net change in unrealized appreciation/depreciation on investments in Underlying Funds	7,646,720	55,058,910			62,705,630
Net change in unrealized appreciation/depreciation on futures contracts	(158,770)	1,207,554			1,048,784
Net change in unrealized appreciation/depreciation on foreign currency exchange contracts	(220,111)	(935,957)			(1,156,068)
Net change in unrealized appreciation/depreciation on swap contracts	(144,823)	(530,995)			(675,818)
Net change in unrealized appreciation/depreciation on translation of assets and liabilities denominated in foreign currencies	5	24			29
Net realized and unrealized gain:	34,708,160	102,052,416	-		136,760,576
Net Increase in Net Assets Resulting From Operations	$36,227,737	$124,973,839	$178,699		$161,380,275

(a)	Increase (decrease) due to the elimination of duplicative expenses achieved by merging the Funds.
(b)	Estimated.
(c)	Due to the elimination of management fee waiver agreement in the Target Fund.

See Notes to Pro Forma Combined Financial Statements.

7

Notes to Pro Forma Combined Financial Statements (unaudited)

1. ORGANIZATION

Lord Abbett Investment Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified, open-end management investment company and was organized as a Delaware statutory trust on August 16, 1993.

The investment objective of Lord Abbett Multi-Asset Focused Growth Fund (“Target Fund”) is to seek capital appreciation.

The Trust currently consists of sixteen separate funds. These Pro Forma Combined Financial Statements cover Lord Abbett Multi-Asset Growth Fund (“Acquiring Fund”). The investment objective of the Acquiring Fund is to seek long-term capital appreciation and growth of income.

Each class of shares has different expenses and dividends. A front-end sales charge is normally added to the net asset value (“NAV”) for Class A shares. There is no front-end sales charge in the case of Class B, C, F, F3, I, R2, R3, R4, R5 and R6 shares, although there may be a contingent deferred sales charge (“CDSC”) in certain cases as follows: Class A shares purchased without a sales charge and redeemed before the first day of the month in which the one-year anniversary of the purchase falls (subject to certain exceptions as set forth in each Fund’s prospectus); Class B shares redeemed before the sixth anniversary of purchase; and Class C shares redeemed before the first anniversary of purchase. Class B shares will automatically convert to Class A shares on the 25th day of the month (or, if the 25th day is not a business day, the next business day thereafter) following the eighth anniversary of the day on which the purchase order was accepted. The Target Fund and the Acquiring Fund (collectively “the Funds”) no longer issue Class B shares for purchase.

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. These Funds are considered investment companies under U.S. GAAP and follow the accounting and reporting guidance applicable to investment companies.

2. BASIS OF COMBINATION

The accompanying pro forma financial statements are presented to show the effect of the proposed acquisition of Target Fund by Acquiring Fund. The Pro Forma Combined Schedule of Investments and Pro Forma Combined Statement of Assets and Liabilities are presented as if such reorganization had taken place as of November 30, 2017 (end of period). The Pro Forma Combined Statement of Operations is presented as if such reorganization had taken place on December 1, 2016 (beginning of period).

Under the terms of the Plan of Reorganization (the “Plan”), the combination of Target Fund and Acquiring Fund will be accounted for by the method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition of the net assets of Target Fund in exchange for shares of Acquiring Fund at NAV. The Statements of Assets and Liabilities and the related Statements of Operations of Target Fund and Acquiring Fund have been combined as of and for the twelve months ended November 30, 2017. Following the acquisition, Acquiring Fund will be the accounting survivor. In accordance with accounting principles generally accepted in the United States of America, the historical cost of investment securities will be carried forward to the surviving fund and the results of operations for pre-combination periods of the surviving fund will not be restated.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Acquiring Fund and Target Fund included in their respective annual reports for the fiscal year ended November 30, 2017.

The following notes refer to the accompanying pro forma financial statements as if the above-mentioned acquisition of Target Fund by Acquiring Fund had taken place as of November 30, 2017.

3. SIGNIFICANT ACCOUNTING POLICIES

(a) Investment Valuation–Under procedures approved by the Funds’ Board of Trustees (the “Board”), Lord Abbett, the Funds’ investment manager, has formed a Pricing Committee to administer the pricing and valuation of portfolio investments and to ensure that prices utilized reasonably reflect fair value. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

8

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Investments in the Underlying Funds are valued at their NAV each business day at the close of regular trading on the New York Stock Exchange, normally 4:00 p.m. Eastern time. Exchange traded futures contracts are valued at the last sales price in the market in which they are principally traded. If no sale has occurred, the mean between the most recently quoted bid and ask prices is used. Forward foreign currency exchange contracts are valued using daily forward exchange rates. Swaps are valued daily using independent pricing services or quotations from broker/dealers to the extent available.

Securities for which prices are not readily available are valued at fair value as determined by the Pricing Committee. The Pricing Committee considers a number of factors, including observable and unobservable inputs, when arriving at fair value. The Board or a designated committee thereof regularly reviews fair value determinations made by the Pricing Committee. In its review, it may employ techniques such as reviewing related market activity, reviewing inputs and assumptions, and retrospectively comparing prices of subsequent purchases and sales transactions to fair value determinations made by the Pricing Committee.

Short-term securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates fair value.

(b) Security Transactions–Security transactions are recorded as of the date that the securities are purchased or sold (trade date). Realized gains and losses on sales of portfolio securities are calculated using the identified-cost method. Realized and unrealized gains (losses) are allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(c) Investment Income–Dividend income and capital gain distributions are recorded on the ex-dividend date. Interest income is recorded on the accrual basis as earned. Discounts are accreted and premiums are amortized using the effective interest method and are included in Interest and other income on the Statements of Operations. Investment income is allocated to each class of shares based upon the relative proportion of net assets at the beginning of the day.

(d) Forward Foreign Currency Exchange Contracts–Each Fund may enter into forward foreign currency exchange contracts in order to reduce their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings, or gain or reduce exposure to foreign currency solely for investment purposes. A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. The contracts are valued daily at forward exchange rates and any unrealized gain (loss) is included in Net change in unrealized appreciation/depreciation on futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies in each Fund’s Statement of Operations. The gain (loss) arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing of such contracts is included in Net realized gain (loss) on futures contracts, swaps and foreign currency related transactions in each Fund’s Statement of Operations.

(e) Futures Contracts–Each Fund may purchase and sell futures contracts to manage cash, to adjust exposure to the direction of interest rates or as a substitute position in lieu of holding the underlying asset on which the instrument is based. At the time of entering into a futures transaction, an investor is required to deposit and maintain a specified amount of cash or eligible securities called “initial margin.” Subsequent payments made or received by the Fund called “variation margin” are made on a daily basis as the market price of the futures contract fluctuates. Each Fund will record an unrealized gain (loss) based on the amount of variation margin. When a contract is closed, a realized gain is recorded equal to the difference between the opening and closing value of the contract.

(f) Credit Default Swaps–Each Fund may enter into credit default swap contracts. As a seller of a credit default swap contract (“seller of protection”), a Fund is required to pay the notional amount or other agreed-upon value of a referenced debt obligation to the counterparty in the event of a default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund receives from the counterparty a periodic stream of payments over the term of the contract.

As a purchaser of a credit default swap contract (“buyer of protection”), a Fund would receive the notional amount or other agreed upon value of a referenced debt obligation from the counterparty in the event of default by or other credit event involving the referenced issuer, obligation or index. In return, a Fund would make periodic payments to the counterparty over the term of the contracts, provided no event of default has occurred.

These credit default swaps may have as a reference obligation corporate or sovereign issuers or credit indices. These credit indices are comprised of a basket of securities representing a particular sector of the market. During the period, all funds entered into centrally cleared credit default swaps based on the CDX high yield index, which is comprised of a basket of high yield securities.

Credit default swaps are fair valued based upon quotations from counterparties, brokers or market-makers and the change in value, if any, is recorded as an unrealized appreciation or depreciation. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities. For a credit default swap sold by a Fund, payment of the agreed-upon amount made by a Fund in the event of default of the referenced debt obligation is recorded as the cost of the referenced debt obligation purchased/received. For a credit default swap purchased by a Fund, the agreed-upon amount received by a Fund in the event of default of the referenced debt obligation is recorded as proceeds from

9

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

sale/delivery of the referenced debt obligation and the resulting gain or loss realized on the referenced debt obligation is recorded as such by a Fund.

Any upfront payments made or received upon entering a credit default swap contract would be amortized or accreted over the life of the swap and recorded as realized gains or losses. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the swap agreement. The value and credit rating of each credit default swap where the Fund is the seller of protection, are both measures of the current payment/performance risk of the swap. As the value of the swap changes as a positive or negative percentage of the total notional amount, the payment/performance risk may decrease or increase, respectively. The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Funds for the same referenced entity or entities.

Entering into credit default swaps involves credit and market risk. Such risks involve the possibility that there will be no liquid market for these agreements, that there may be unfavorable changes in interest rates, and that Lord Abbett does not correctly predict the creditworthiness of the issuers of the reference obligation on which the credit default swap is based. There was minimal counterparty credit risk to the Funds during the fiscal year ended November 30, 2017, since such credit default swaps entered into were traded through a central clearinghouse, which guarantees against default.

(g) Total Return Swaps– Each Fund may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market. Each Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as receive payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, each Fund also may be required to pay an amount equal to that decline in value to their counterparty.

(h) Fair Value Measurements–Fair value is defined as the price that each Fund would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk—for example, the risk inherent in a particular valuation technique used to measure fair value (such as a pricing model) and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy classification is determined based on the lowest level of inputs that is significant to the fair value measurement, and is summarized in the three broad Levels listed below:

• Level 1 – unadjusted quoted prices in active markets for identical investments;

• Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.); and

• Level 3 – significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

A summary of inputs used in valuing each Fund’s investments and other financial instruments as of November 30, 2017 is included in each Fund’s Schedule of Investments.

Changes in valuation techniques may result in transfers into or out of an assigned level within the three-tier hierarchy. All transfers between different levels within the three-tier hierarchy are deemed to have occurred as of the beginning of the reporting period. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

(i) Disclosures about Derivative Instruments and Hedging Activities– The Acquiring Fund and Target Fund entered into forward foreign currency exchange contracts for the fiscal year ended November 30, 2017 (as described in note 3(d)). A forward foreign currency exchange contract reduces each Fund’s exposure to changes in the value of the currency it will deliver (or settle in cash) and increases its exposure to changes in the value of the currency it will receive (or settle in cash) for the duration of the contract. Each Fund’s use of forward foreign currency exchange contracts involves the risk that Lord Abbett will not accurately predict currency movements, and the Fund’s returns

10

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

could be reduced as a result. Forward foreign currency exchange contracts are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. Each Fund’s risk of loss from counterparty credit risk is the unrealized appreciation on forward foreign currency exchange contracts.

The Acquiring Fund and Target Fund entered into index futures contracts for the fiscal year ended November 30, 2017 (as described in note 3(e)) to manage cash and economically hedge against changes in interest rates. The Funds bear the risk of interest rates moving unexpectedly, in which case the Funds may not achieve the anticipated benefits of the futures contracts and realize a loss. There is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees futures against default.

The Acquiring Fund and Target Fund entered into centrally cleared credit default swaps on indexes for the fiscal year ended November 30, 2017 (as described in note 3(f)) to economically hedge credit risk. Centrally cleared credit default swaps on indexes involve the exchange of a fixed rate premium for protection against the loss in value of underlying securities within an index in the event of a defined credit event, such as payment default or bankruptcy. Under a credit default swap one party acts as a guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying security at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statements of Operations. There is minimal counterparty credit risk to the Funds since these credit default swaps are traded through a central clearinghouse. As a counterparty to all centrally cleared credit default swaps, the clearinghouse guarantees credit default swaps against default.

The Acquiring Fund and Target Fund entered into total return swaps for the fiscal year ended November 30, 2017 (as described in note 3(g)) to obtain exposure to an issuer (the Reference Entity). The Funds use of total return swaps involves the risk that Lord Abbett will not accurately predict expectations of market value of the Reference Entity, and the Fund’s returns could be reduced as a result. The Funds risk of loss from counterparty credit risk is the notional value of the contract.

As of November 30, 2017, Funds had the following derivatives at fair value, grouped into appropriate risk categories that illustrate the Funds use of derivative instruments:

(Target Fund) Multi-Asset Focused Growth Fund
Asset Derivatives	Equity Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	—	$81,343
Futures Contracts(2)	$3,538	—
Liability Derivatives
Futures Contracts(2)	$162,308	—
Forward Foreign Currency Exchange Contracts(3)	—	$301,454
Total Return Swaps(4)	$144,823	—

(Acquiring Fund) Multi-Asset Growth Fund
Asset Derivatives	Equity Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	—	$348,616
Futures Contracts(2)	$1,997,866	—
Liability Derivatives
Futures Contracts(2)	$697,321	—
Forward Foreign Currency Exchange Contracts(3)	—	$1,043,241
Total Return Swaps(4)	$631,172	—
11

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Multi-Asset Growth Fund Pro Forma Combined
Asset Derivatives	Equity Contracts	Foreign Currency Contracts
Forward Foreign Currency Exchange Contracts(1)	—	$429,959
Futures Contracts(2)	$2,001,404	—
Liability Derivatives
Futures Contracts(2)	$859,629	—
Forward Foreign Currency Exchange Contracts(3)	—	$1,344,695
Total Return Swaps(4)	$775,995	—

(1)	Statements of Assets and Liabilities location: Unrealized appreciation on forward foreign currency exchange contracts.
(2)	Statements of Assets and Liabilities location: Includes cumulative unrealized appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current fair value is reported within the Statements of Assets and Liabilities.
(3)	Statements of Assets and Liabilities location: Unrealized depreciation on forward foreign currency exchange contracts.
(4)	Statements of Assets and Liabilities location: Total return swaps at fair value.

Transactions on derivative instruments for the fiscal year ended November 30, 2017, were as follows:

(Target Fund) Multi-Asset Focused Growth Fund
	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss) (1)
Credit Default Swaps Contracts	—	—	$(34,624)
Forward Foreign Currency Exchange Contracts	$(1,904,420)	—	—
Futures Contracts	—	$650,648	—

Net Change in Unrealized Appreciation/Depreciation(2)
Forward Foreign Currency Exchange Contracts	$(220,111)	—	—
Futures Contracts	—	$(158,770)	—
Total Return Swaps	—	$(144,823)	—

Average Number of Contracts/Notional Amounts*
Total Return Swaps(3)	$—	€4,613,612	—
Credit Default Swaps(3)	—	—	$1,169,231
Forward Foreign Currency Exchange Contracts(3)	$16,041,527	—	—
Futures Contracts (4)	—	42	—
12

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

(Acquiring Fund) Multi-Asset Growth Fund
	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss) (1)
Credit Default Swaps Contracts	—	—	—	$(603,452)
Forward Foreign Currency Exchange Contracts	—	$(6,540,718)	—	—
Futures Contracts	$132,282	—	$5,948,709	—

Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps Contracts	—	—	—	$100,177
Forward Foreign Currency Exchange Contracts	—	$(935,957)	—	—
Futures Contracts	$(92,991)	—	$1,300,545	—
Total Return Swaps	—	—	$(631,172)	—

Average Number of Contracts/Notional Amounts*
Total Return Swaps(3)	—	—	€2,674,266	—
Credit Default Swaps(3)	—	—	—	$7,561,538
Forward Foreign Currency Exchange Contracts(3)	—	$91,831,190	—	—
Futures Contracts(4)	66	—	689	—

13

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Multi-Asset Growth Fund Pro Forma Combined
	Interest Rate Contracts	Foreign Currency Contracts	Equity Contracts	Credit Contracts
Net Realized Gain (Loss) (1)
Credit Default Swaps Contracts	—	—	—	$(638,076)
Forward Foreign Currency Exchange Contracts	—	$(8,445,138)	—	—
Futures Contracts	$132,282	—	$6,599,357	—

Net Change in Unrealized Appreciation/Depreciation(2)
Credit Default Swaps Contracts	—	—	—	$100,177
Forward Foreign Currency Exchange Contracts	—	$(1,156,068)	—	—
Futures Contracts	$(92,991)	—	$1,141,775	—
Total Return Swaps	—	—	$(775,995)	—

Average Number of Contracts/Notional Amounts*
Total Return Swaps(3)	—	—	€7,287,878	—
Credit Default Swaps(3)	—	—	—	$8,730,769
Forward Foreign Currency Exchange Contracts(3)	—	$107,872,717	—	—
Futures Contracts(4)	66	—	731	—

*	Calculated based on the number of contracts on notional amounts for the fiscal year ended November 30, 2017.
(1)	Statements of Operations location: Net realized gain (loss) on futures contracts, swap contracts and foreign currency related transactions.
(2)	Statements of Operations location: Net change in unrealized appreciation/depreciation on futures contracts, foreign currency exchange contracts, swap contracts and translation of assets and liabilities denominated in foreign currencies.
(3)	Represents notional amounts.
(4)	Amount represents number of contracts.

4.	SUMMARY OF CAPITAL TRANSACTIONS

The pro forma NAV assumes the issuance of shares of Acquiring Fund as if such shares had been issued at November 30, 2017, in connection with the proposed Reorganization. The number of shares assumed to be issued is equal to the total NAV of shares of the Target Fund as of November 30, 2017, divided by the NAV of the shares of the Acquiring Fund as of November 30, 2017. The pro forma number of shares outstanding for the combined fund consists of the following as of November 30, 2017:

Class A Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	7,940,860	40,394,551
Reorganization Shares	(7,940,860)	7,940,860
Pro Forma Adjustment for NAV	-	403,180
Total Shares Outstanding Post-Combined	-	48,738,591
Pre-Combined Amount	$153,689,229	$744,028,917
Reorganization Amount	(153,689,229)	153,689,229
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$897,718,146
14

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Class B Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	31,174	123,951
Reorganization Shares	(31,174)	31,174
Pro Forma Adjustment for NAV	-	1,021
Total Shares Outstanding Post-Combined	-	156,146
Pre-Combined Amount	$589,810	$2,270,758
Reorganization Amount	(589,810)	589,810
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$2,860,568

Class C Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	2,609,135	9,989,069
Reorganization Shares	(2,609,135)	2,609,135
Pro Forma Adjustment for NAV	-	63,867
Total Shares Outstanding Post-Combined	-	12,662,071
Pre-Combined Amount	$ 48,739,827	$182,141,852
Reorganization Amount	(48,739,827)	48,739,827
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$230,881,679
15

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Class F Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	172,538	2,165,387
Reorganization Shares	(172,538)	172,538
Pro Forma Adjustment for NAV	-	9,000
Total Shares Outstanding Post-Combined	-	2,346,925
Pre-Combined Amount	$3,342,131	$39,864,875
Reorganization Amount	(3,342,131)	3,342,131
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$43,207,006

Class F3 Shares(a)

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	565	1,271.22
Reorganization Shares	(565)	565
Pro Forma Adjustment for NAV	-	30.8
Total Shares Outstanding Post-Combined	-	1,867.02
Pre-Combined Amount	$11,041	$23,559
Reorganization Amount	(11,041)	11,041
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$34,600

Class I Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	847,050	1,121,514
Reorganization Shares	(847,050)	847,050
Pro Forma Adjustment for NAV		47,370
Total Shares Outstanding Post-Combined	-	2,015,934
Pre-Combined Amount	$ 16,562,479	$20,767,717
Reorganization Amount	(16,562,479)	16,562,479
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$37,330,196
16

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Class R2 Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	309	1,755
Reorganization Shares	(309)	309
Pro Forma Adjustment for NAV	-	17
Total Shares Outstanding Post-Combined	-	2,081
Pre-Combined Amount	$6,130	$33,015
Reorganization Amount	(6,130)	6,130
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$39,145

Class R3 Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	611,614	1,413,336
Reorganization Shares	(611,614)	611,614
Pro Forma Adjustment for NAV	-	24,562
Total Shares Outstanding Post-Combined	-	2,049,512
Pre-Combined Amount	$11,678,971	$25,946,140
Reorganization Amount	(11,678,971)	11,678,971
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$37,625,111

Class R4 Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	40,490	109,195
Reorganization Shares	(40,490)	40,490
Pro Forma Adjustment for NAV	-	2,014
Total Shares Outstanding Post-Combined	-	151,699
Pre-Combined Amount	$782,071	$2,009,159
Reorganization Amount	(782,071)	782,071
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$2,791,230
17

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

Class R5 Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	609	632.88
Reorganization Shares	(609)	609
Pro Forma Adjustment for NAV	-	33.54
Total Shares Outstanding Post-Combined	-	1,275.42
Pre-Combined Amount	$11,905	$11,726
Reorganization Amount	(11,905)	11,905
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$23,631

Class R6 Shares

	(Target Fund) Lord Abbett Multi-Asset Focused Growth Fund	Lord Abbett Multi-Asset Growth Fund Pro Forma Combined
Pre-Combined Shares	189,116	258,987
Reorganization Shares	(189,116)	189,116
Pro Forma Adjustment for NAV	-	10,436
Total Shares Outstanding Post-Combined	-	458,539
Pre-Combined Amount	$3,699,219	$4,800,999
Reorganization Amount	(3,699,219)	3,699,219
Pro Forma Adjustment	-	-
Post-Combined Amount	$ -	$8,500,218

(a)	Commenced on April 4, 2017.

5.	PRO FORMA OPERATING EXPENSES

The Pro Forma Combined Statement of Operations for the twelve month period ended November 30, 2017, as adjusted, giving effect to the Plan of Reorganization reflects changes in expenses of the Target Fund as if the Reorganization was consummated on December 1, 2016. Although it is anticipated that there will be an elimination of certain duplicative expenses because of the Plan of Reorganization, the actual amount of such expenses cannot be determined because it is not possible to predict the cost of future operations.

18

Notes to Pro Forma Combined Financial Statements (unaudited) (continued)

6.	INCOME TAXES

It is the policy of each Fund to meet the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all taxable income and capital gains to its shareholders. Therefore, no income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s filed U.S. federal tax returns remains open for the fiscal years ended November 30, 2014 through November 30, 2017. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Dividends from net investment income, if any, are declared and paid at least annually for the Target Fund and declared and paid for the quarterly for the Acquiring Fund. Taxable net realized gains from investment transactions, reduced by allowable capital loss carryforwards, if any, are declared and distributed to shareholders at least annually. The capital loss carryforward amount, if any, is available to offset future net capital gains. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. These book/tax differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profits for tax purposes, are reported as a tax return of capital.

19

PART C

OTHER INFORMATION

Item 15. Indemnification

The Registrant is a Delaware statutory trust established under Chapter 38 of Title 12 of the Delaware Code. The Registrant’s Declaration and Agreement of Trust at Section 4.3 relating to indemnification of trustees, officers, etc. states the following:

The Trust shall indemnify each of its Trustees, officers, employees and agents (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by him or her in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body in which he or she may be or may have been involved as a party or otherwise or with which he or she may be or may have been threatened, while acting as Trustee or as an officer, employee or agent of the Trust or the Trustees, as the case may be, or thereafter, by reason of his or her being or having been such a Trustee, officer, employee or agent, except with respect to any matter as to which he or she shall have been adjudicated not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or any Series thereof. Notwithstanding anything herein to the contrary, if any matter which is the subject of indemnification hereunder relates only to one Series (or to more than one but not all of the Series of the Trust), then the indemnity shall be paid only out of the assets of the affected Series. No individual shall be indemnified hereunder against any liability to the Trust or any Series thereof or the Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. In addition, no such indemnity shall be provided with respect to any matter disposed of by settlement or a compromise payment by such Trustee, officer, employee or agent, pursuant to a consent decree or otherwise, either for said payment or for any other expenses unless there has been a determination that such compromise is in the best interests of the Trust or, if appropriate, of any affected Series thereof and that such Person appears to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Trust or, if appropriate, of any affected Series thereof, and did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. All determinations that the applicable standards of conduct have been met for indemnification hereunder shall be made by (a) a majority vote of a quorum consisting of disinterested Trustees who are not parties to the proceeding relating to indemnification, or (b) if such a quorum is not obtainable or, even if obtainable, if a majority vote of such quorum so directs, by independent legal counsel in a written opinion, or (c) a vote of Shareholders (excluding Shares owned of record or beneficially by such individual). In addition, unless a matter is disposed of with a court determination (i) on the merits that such Trustee, officer, employee or agent was not liable or (ii) that such Person was not guilty of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, no indemnification shall be provided hereunder unless there has been a determination by independent legal counsel in a written opinion that such Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

The Trustees may make advance payments out of the assets of the Trust or, if appropriate, of the affected Series in connection with the expense of defending any action with respect to which indemnification might be sought under this Section 4.3. The indemnified Trustee, officer, employee or agent shall give a written undertaking to reimburse the Trust or the Series in the event it is subsequently determined that he or she is not entitled to such indemnification and (a) the indemnified Trustee, officer, employee or agent shall provide security for his or her undertaking, (b) the Trust shall be insured against losses arising by reason of lawful advances, or (c) a majority of a quorum of disinterested Trustees or an independent legal counsel in a written opinion shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification. The rights accruing to any Trustee, officer, employee or agent under these provisions shall not exclude any other right to which he or she may be lawfully entitled and shall inure to the benefit of his or her heirs, executors, administrators or other legal representatives.

Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a trustees’ and officers’ errors and omissions liability insurance policy protecting trustees and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as trustees or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 16. Exhibits

(1)	Articles of Incorporation.

(i)	Declaration and Agreement of Trust, as amended. Amendments to Declaration and Agreement of Trust incorporated by reference to Post-Effective Amendment Nos. 14, 28, 32, 35, 36, and 37 to the Registrant’s Registration Statement on Form N-1A filed on April 14, 1998, August 1, 2000, March 29, 2002, June 26, 2003, March 31, 2004, and August 19, 2004, respectively.

(ii)	Amendment to Declaration and Agreement of Trust dated November 16, 1994. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(iii)	Amendment to Declaration and Agreement of Trust dated December 14, 1995. Incorporated by to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(iv)	Amendment to Declaration and Agreement of Trust dated June 19, 1996. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(v)	Amendment to Declaration and Agreement of Trust dated October 21, 1998. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(vi)	Amendment to Declaration and Agreement of Trust dated January 20, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(vii)	Amendment to Declaration and Agreement of Trust dated May 19, 1999. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(viii)	Amendment to Declaration and Agreement of Trust dated April 12, 2001. Incorporated by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2005.

(ix)	Amendment to Declaration and Agreement of Trust dated April 20, 2004. Incorporated by reference to Post-Effective Amendment No. 48 to the Registrant’s Registration Statement on Form N-1A filed on December 20, 2006.

(x)	Amendment to Declaration and Agreement of Trust dated June 23, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xi)	Amendment to Declaration and Agreement of Trust effective July 1, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Amendment to Declaration and Agreement of Trust effective June 22, 2006. Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

(xiii)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xiv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xv)	Amendment to Declaration and Agreement of Trust dated July 26, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xvi)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 51 to the Registrant’s Registration Statement on Form N-1A filed on September 13, 2007.

(xvii)	Amendment to Declaration and Agreement of Trust dated September 11, 2007. Incorporated by reference to Post-Effective Amendment No. 52 to the Registrant’s Registration Statement on Form N-1A filed on September 27, 2007.

(xviii)	Amendment to Declaration and Agreement of Trust Effective December 14, 2007. Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xix)	Amendment to the Declaration and Agreement of Trust dated December 15, 2010. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

(xx)	Amendment to Declaration and Agreement of Trust dated January 27, 2011. Incorporated by reference to Post-Effective Amendment No. 58 to the Registrant’s Registration Statement on Form N-1A filed on February 4, 2011.

(xxi)	Amendment to Declaration and Agreement of Trust dated October 24, 2013. Incorporated by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2014.

(xxii)	Amendment to Declaration and Agreement of Trust dated November 6, 2014. Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

(xxiii)	Amendment to Declaration and Agreement of Trust dated September 17, 2015. Incorporated by reference to Post-Effective Amendment No. 75 to the Registrant’s Registration Statement on Form N-1A filed on September 17, 2015.

(xxiv)	Amendment to Declaration and Agreement of Trust dated July 28, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

(xxv)	Amendment to Declaration and Agreement of Trust dated November 3, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxvi)	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxvii)	Amendment to Declaration and Agreement of Trust dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(xxviii)	Amendment to Declaration and Agreement of Trust dated February 16, 2017. Incorporated by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement on Form N-1A filed on February 23, 2017.

(xxix)	Amendment to Declaration and Agreement of Trust dated October 26, 2017. Filed herein.

(2)	By-Laws. Amended and Restated By-Laws dated September 20, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(3)	Voting Trust Agreement. Not applicable.

(4)	Form of Reorganization Agreement. Filed as Exhibit A to Combined Prospectus/Proxy Statement.

(5)	Instruments Defining Rights of Security Holders. Not applicable.

(6)	Investment Advisory Contracts.
(i)	Management Agreement dated October 20, 1993.*

(ii)	Addendum to Management Agreement dated October 20, 1993.*

(iii)	Addendum to Management Agreement dated November 16, 1994.*

(iv)	Addendum to Management Agreement dated July 8, 1996.*

(v)	Addendum to Management Agreement dated December 12, 1997.*

(vi)	Addendum to Management Agreement dated March 16, 1998.*

(vii)	Addendum to Management Agreement dated October 21, 1998.*
* Incorporated by reference to Post-Effective Amendment No. 32 to Form N-1A, filed on March 29, 2002.

(viii)	Addendum to Management Agreement dated June 30, 2003. Incorporated by reference to Post Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A filed on March 31, 2004.

(ix)	Addendum to Management Agreement dated March 11, 2004 (Balanced Series). Incorporated by reference to Post-Effective Amendment No. 37 to the Registrant’s Registration Statement on Form N-1A filed on August 19, 2004.

(x)	Addendum to Management Agreement dated December 1, 2004. Incorporated by reference to

Post- Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(xi)	Addendum to Management Agreement dated June 29, 2005. Incorporated by reference to Post-Effective Amendment No. 42 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2005.

(xii)	Addendum to Management Agreement dated December 1, 2005. Incorporated by reference to Post-Effective Amendment No. 44 to the Registrant’s Registration Statement on Form N-1A filed on March 30, 2006.

(xiii)	Addendum to Management Agreement dated June 29, 2006 (Diversified Equity Strategy Fund). Incorporated by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement on Form N-1A filed on June 29, 2006.

(xiv)	Addendum to Management Agreement dated December 14, 2007 (Floating Rate Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xv)	Addendum to Management Agreement dated December 14, 2007 (Short Duration Income Fund). Incorporated by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement on Form N-1A filed on December 14, 2007.

(xvi)	Addendum to Management Agreement dated April 20, 2011 (Inflation Focused Fund). Incorporated by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement on Form N-1A filed on April 19, 2011.

(xvii)	Addendum to Management Agreement dated April 1, 2013 (Convertible Fund). Incorporated by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2013.

(xviii)	Addendum to Management Agreement dated April 1, 2015 (Income Fund). Incorporated by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement on Form N-1A filed on March 27, 2015.

(xix)	Addendum to Management Agreement dated December 1, 2015 (Lord Abbett Core Plus Bond Fund). Incorporated by reference to Post-Effective Amendment No. 76 to the Registrant’s Registration Statement on Form N-1A filed on November 25, 2015.

(xx)	Addendum to Management Agreement dated April 1, 2016 (Lord Abbett Income Fund). Incorporated by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement on Form N-1A filed on March 29, 2016.

(xxi)	Addendum to Management Agreement dated October 11, 2016 (Lord Abbett Ultra Short Bond Fund). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(xxii)	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Corporate Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(xxiii)	Addendum to Management Agreement dated March 31, 2017 (Lord Abbett Short Duration Core Bond Fund). Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(xxiv)	Expense Limitation Agreement effective April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Corporate Bond Fund, Lord

Abbett Short Duration Core Bond Fund, Lord Abbett Total Return Fund, Lord Abbett Ultra Short Bond Fund). Filed herein.

(xxv)	Addendum to Management Agreement dated April 1, 2018 (Lord Abbett Core Fixed Income Fund, Lord Abbett Core Plus Bond Fund, Lord Abbett Income Fund, Lord Abbett Inflation Focused Fund, Lord Abbett Total Return Fund). Filed herein.

(7)	Underwriting Contracts. Distribution Agreement. Incorporated by reference to Exhibit 99.23I to Post-Effective Amendment No. 32 to the Registration Statement on Form N-1A filed on March 29, 2002.

(8)	Bonus or Profit Sharing Contracts. None.

(9)	Custodian Agreements.

(i)	Custodian Agreement dated as of November 1, 2001 (including updated Exhibit A dated as October 11, 2016). Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(ii)	Amended Exhibit A dated March 31, 2017 to Custodian Agreement dated November 1, 2001. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Amendment to Custodian Agreement dated June 21, 2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(10)	Rule 12b-1 Plan and 18f-3 Plan.
(i)	Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement for Lord Abbett Family of Funds dated December 15, 2016 with amended Schedule A dated December 15, 2016 and Schedule B dated as of December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(ii)	Amended Schedule A dated March 31, 2017 to Amended and Restated Joint Rule 12b-1 Distribution Plan and Agreement dated December 15, 2016. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Amended and Restated Rule 18f-3 Plan with amended Schedule A as of February 28, 2018 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940. Filed herein.

(11)	Share Opinion. Opinion of Richards, Layton & Finger, P.A. Filed herein.

(12)	Form of Tax Opinion. Form of Opinion of Ropes & Gray LLP. To be filed.

(13)	Other Material Contracts.
(i)	Agency Agreement dated January 1, 2017, including Schedule A dated as of January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(ii)	Amended Schedule A dated March 31, 2017 to Agency Agreement dated January 1, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(iii)	Letter Amendment dated as of November 28, 2017 to the Agency Agreement dated January 1,

2017. Incorporated by reference to Post-Effective Amendment No. 91 to the Registrant’s Registration Statement on Form N-1A filed on January 12, 2018.

(iv)	Letter Amendment dated March 13, 2018 to Agency Agreement dated January 1, 2017. Filed herein.

(v)	Amended and Restated Administrative Services Agreement as of May 1, 2016. Incorporated by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement on Form N-1A filed on July 28, 2016.

(vi)	Amendment #1 to the Amended and Restated Administrative Services Agreement dated October 11, 2016. Incorporated by reference to Post-Effective Amendment No. 81 to the Registrant’s Registration Statement on Form N-1A filed on October 7, 2016.

(vii)	Amendment #2 to the Amended and Restated Administrative Services Agreement dated November 30, 2016. Incorporated by reference to Post-Effective Amendment No. 83 to the Registrant’s Registration Statement on Form N-1A filed on January 13, 2017.

(viii)	Amendment #3 to the Amended and Restated Administrative Services Agreement dated March 31, 2017. Incorporated by reference to Post-Effective Amendment No. 85 to the Registrant’s Registration Statement on Form N-1A filed on March 28, 2017.

(14)	Consent of Deloitte & Touche LLP. Filed herein.

(15)	Not applicable.

(16)	Power of Attorney. Filed herein.

(17)	Additional Exhibits.
(i)	Proxy card. Filed as Attachment to Combined Prospectus/Proxy Statement.

(ii)	The Multi-Asset Focused Growth Fund’s Prospectus dated April 1, 2018, as supplemented. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A to be filed on or about March 28, 2018.

(iii)	The Statement of Additional Information dated April 1, 2018, as supplemented, relating to Lord Abbett Multi-Asset Focused Growth Fund and Lord Abbett Multi-Asset Growth Fund’s Prospectuses, dated April 1, 2018, as supplemented. Incorporated by reference to Post-Effective Amendment No. 92 to the Registrant’s Registration Statement on Form N-1A to be filed on or about March 28, 2018.

(iv)	The Annual Report of the Registrant pertaining to Lord Abbett Multi-Asset Focused Growth Fund and Lord Abbett Multi-Asset Growth Fund for the fiscal year ended November 30, 2017. Incorporated by reference to the Report on Form N-CSR filed on February 2, 2018.

Item 17. Undertakings

(1)	The undersigned Registrant agrees that before any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)	The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3)	The undersigned Registrant agrees to file by Post-Effective Amendment the opinion and consent of counsel regarding the tax consequences of the proposed reorganization required by Item 16(12) of Form N-14 upon the closing of the Reorganization.

SIGNATURES

As required by the Securities Act of 1933, as amended, this Registration Statement has been signed on behalf of the Registrant, in the City of Jersey City, and State of New Jersey on the 27th day of March, 2018.

LORD ABBETT INVESTMENT TRUST

BY:	/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Vice President and Assistant Secretary

BY:	/s/ Bernard J. Grzelak
Bernard J. Grzelak
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

James L.L. Tullis*	Chairman and Trustee	March 27, 2018
James L.L. Tullis*

Daria L. Foster*	President, CEO, and Trustee	March 27, 2018
Daria L. Foster

Eric C. Fast*	Trustee	March 27, 2018
Eric C. Fast

Evelyn E. Guernsey*	Trustee	March 27, 2018
Evelyn E. Guernsey

Julie A. Hill*	Trustee	March 27, 2018
Julie A. Hill

Franklin W. Hobbs*	Trustee	March 27, 2018
Franklin W. Hobbs

Kathleen M. Lutito*	Trustee	March 27, 2018
Kathleen M. Lutito

James M. McTaggart*	Trustee	March 27, 2018
James M. McTaggart

Karla M. Rabusch*	Trustee	March 27, 2018
Karla M. Rabusch

Douglas B. Sieg*	Trustee	March 27, 2018
Douglas B. Sieg

Mark A. Schmid*	Trustee	March 27, 2018
Mark A. Schmid

*By:	/s/ Brooke A. Fapohunda
Brooke A. Fapohunda
Attorney-in-Fact*

POWER OF ATTORNEY

Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, and Brooke A. Fapohunda, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of January 1, 2018.

Signatures	Title

Chairman and
/s/James L.L. Tullis	Director/Trustee
James L.L. Tullis
President, CEO
/s/ Daria Foster	and Director/Trustee
Daria L. Foster

/s/ Eric C. Fast	Director/Trustee
Eric C. Fast

/s/ Evelyn E. Guernsey	Director/Trustee
Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee
Franklin W. Hobbs

/s/ Kathleen M. Lutito	Director/Trustee
Kathleen M. Lutito

/s/ James M. McTaggart	Director/Trustee
James M. McTaggart

/s/ Karla M. Rabusch	Director/Trustee
Karla M. Rabusch

/s/ Mark A. Schmid	Director/Trustee
Mark A. Schmid

/s/ Douglas B. Sieg	Director/Trustee
Douglas B. Sieg

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.